THE MARSICO INVESTMENT FUND

PROSPECTUS

JANUARY 31, 2014

MARSICO FUNDS®

MARSICO FOCUS FUND (MFOCX)
MARSICO GROWTH FUND (MGRIX)
MARSICO 21ST CENTURY FUND (MXXIX)
MARSICO INTERNATIONAL OPPORTUNITIES FUND (MIOFX)
MARSICO FLEXIBLE CAPITAL FUND (MFCFX)
MARSICO GLOBAL FUND (MGLBX)

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARIES
Marsico Focus Fund	1
Marsico Growth Fund	4
Marsico 21st Century Fund	7
Marsico International Opportunities Fund	10
Marsico Flexible Capital Fund	13
Marsico Global Fund	16
Summary of Other Important Information Regarding Fund Shares	18

MORE INFORMATION ABOUT THE FUNDS
Additional Information About Investment Objectives, Strategies and Risks	19
Some Defined Terms	20
The Investment Selection Process Used by the Funds	22
The Principal Risks of Investing in the Funds	22
Portfolio Holdings	25

FUND MANAGEMENT
The Investment Adviser	26
The Portfolio Managers	27

SHAREHOLDER INFORMATION
Pricing of Fund Shares	28
Instructions for Opening and Adding to an Account	29
Telephone and Wire Transactions	30
Additional Purchase Information	30
Customer Identification Information	31
Investment Minimums	31
Instructions for Selling Fund Shares	32
Additional Redemption Information	33
How to Exchange Shares	34
Fund Transactions Made Through the Marsico Funds Website	35
Retirement Plan Services	35
Automatic Services for Fund Investors	35
Shareholder Communications	36
Dividends and Distributions	36
Taxes	36

FINANCIAL HIGHLIGHTS	38

WHERE TO GO FOR MORE INFORMATION
Annual and Semi-Annual Reports	42
Statement of Additional Information	42

THE MARSICO INVESTMENT FUND	43

FUND SUMMARIES

MARSICO FOCUS FUND

INVESTMENT OBJECTIVE

The Marsico Focus Fund’s goal is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.26%
Total Annual Fund Operating Expenses(1)	1.36%
Net Expenses(1)	1.36%

(1)
Total Annual Fund Operating Expenses do not correlate to the “ratio of expenses to average net assets” provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses, which are included in Other Expenses above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$138
Three Years	$431
Five Years	$745
Ten Years	$1,635

Portfolio Turnover

The Fund generally pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Marsico Focus Fund is a “non-diversified” portfolio and invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Fund will normally hold a core position of between 20 and 35 common stocks. The number of securities held by the Fund may occasionally exceed this range at times such as when the investment adviser to the Fund, Marsico Capital Management, LLC (see “Management” below), is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the Fund, the investment adviser uses an approach that combines “top-down” macro-economic analysis with “bottom-up” security selection. The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, monetary policy, fiscal policy, currency movements, demographic trends, the regulatory environment, and the global competitive landscape. The investment adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends. Through this “top-down” analysis, the investment adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the investment adviser has observed.

The investment adviser then looks for individual companies or securities (including, without limitation, equity securities and fixed or variable income securities) that are expected to offer earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the investment adviser may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; current income; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” security selection.

As part of this fundamental, “bottom-up” research, the investment adviser may visit a company’s management, and conduct other research to gain thorough knowledge of the company. The investment adviser also may prepare detailed earnings and cash flow models of companies.

The core investments of the Fund (i.e., the primary investments held by the Fund over time) generally may include established companies and securities that are expected to offer long-term growth potential. However, the Fund’s portfolio also may typically include securities of less mature companies, securities with more aggressive growth characteristics, and securities of companies undergoing significant positive developments, such as, without limitation, the introduction of a new product line, the appointment of a new management team, or an acquisition.

1

FUND SUMMARIES

MARSICO FOCUS FUND

The investment adviser may reduce or sell the Fund’s investments in portfolio securities if, in the opinion of the investment adviser, a security’s fundamentals change substantially, its price appreciation leads to overvaluation in relation to the investment adviser’s estimates of future earnings and cash flow growth, or for other reasons.

The Fund may invest without limitation in foreign securities further described in this Prospectus depending on market conditions. These securities may be traded in the U.S. or in foreign markets or both, and may be economically tied to emerging markets. The investment adviser generally selects foreign securities on a security-by-security basis based primarily on considerations such as growth potential rather than geographic location or similar considerations.

The investment adviser has discretion to hedge exposures to currencies, markets, interest rates and any other variables that could potentially affect returns to investors. The Fund may use derivative investments or instruments such as futures, options, swaps, or forward currency contracts to attempt to hedge the Fund’s portfolio, or to serve other investment purposes as discussed further in this Prospectus under “More Information about the Funds.” The Fund is not intended as a vehicle for investing substantially in derivatives, and tends to hold such investments only infrequently. The Fund is not required to hedge its investments and may choose not to do so.

PRINCIPAL INVESTMENT RISKS

Your investment in the Fund is not guaranteed by any agency or program of the U.S. government or by any other person or entity, and you could lose money investing in the Fund. The Fund’s share price and total return will fluctuate. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund. The principal risks associated with an investment in the Fund include the following:

Equity Securities, Markets and Investment Risks Generally. The Fund is subject to the broad risks associated with investing in equity securities markets generally, including, without limitation, the risks that the securities and markets in which the Fund invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that the investment adviser may select investments for the Fund that do not perform as anticipated.

Non-Diversification Risk. The Fund is classified as a “non-diversified” portfolio which means it may hold fewer securities than a diversified fund because it is permitted to invest a greater percentage of its assets in a smaller number of securities. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Foreign Investment Risk. Investments in foreign securities generally, and emerging markets in particular, may be riskier than U.S. investments for a variety of reasons such as, without limitation, unstable international, political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, foreign governmental control of some issuers, potential confiscatory taxation or nationalization of companies by foreign governments, sovereign solvency considerations, withholding taxes, a lack of adequate company information, less liquid and more volatile exchanges and/or markets, ineffective or detrimental government regulation, varying accounting standards, political or economic factors that may severely limit business activities, legal systems or market practices that may permit inequitable treatment of minority and/or non-domestic investors, immature economic structures, and less developed and more thinly-traded securities markets.

Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies not tightly pegged to the U.S. dollar.

These and other risks (including risks associated with fixed and variable income securities) are discussed in more detail later in this Prospectus and in the Fund’s Statement of Additional Information.

PERFORMANCE

The following bar chart and table provide some indication of the risk of investing in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to year for the past ten years, together with the best and worst quarters during that time. The table shows how the Fund’s average annual returns (before and after taxes) for the periods of one year, five years, ten years, and since inception, compared to those of a broad-based securities market index. All presentations assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future results.

You can obtain updated performance information on our website at www.marsicofunds.com, or by calling 888-860-8686.

CALENDAR YEAR TOTAL RETURNS

Best Quarter	(09/30/09):	16.53%
Worst Quarter	(12/31/08):	-23.29%

2

FUND SUMMARIES

MARSICO FOCUS FUND

AVERAGE ANNUAL TOTAL RETURNS (for periods ended 12/31/13)	One Year	Five Years	Ten Years	Since Inception (12/31/97)
Return Before Taxes	38.11%	18.33%	7.52%	8.04%
Return After Taxes on Distributions*	33.23%	17.05%	6.75%	7.41%
Return After Taxes on Distributions and Sale of Fund Shares*	25.37%	15.01%	6.19%	6.80%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%	6.03%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates currently in effect and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Adviser:	Marsico Capital Management, LLC

Portfolio Managers:
The Fund is co-managed by a team of managers. The members of the team who are jointly and primarily responsible for day-to-day management of the Fund are Thomas F. Marsico, Chief Investment Officer of Marsico Capital Management, LLC (since the Fund’s inception in December 1997) and Coralie Witter, CFA (since November 2010).

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section of this Prospectus.

3

FUND SUMMARIES

MARSICO GROWTH FUND

INVESTMENT OBJECTIVE

The Marsico Growth Fund’s goal is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.27%
Total Annual Fund Operating Expenses	1.37%
Net Expenses	1.37%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$139
Three Years	$434
Five Years	$750
Ten Years	$1,646

Portfolio Turnover

The Fund generally pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Marsico Growth Fund is a “diversified” portfolio and invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Fund will normally hold a core position of between 35 and 50 common stocks. The number of securities held by the Fund may occasionally exceed this range at times such as when the investment adviser to the Fund, Marsico Capital Management, LLC (see “Management” below), is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the Fund, the investment adviser uses an approach that combines “top-down” macro-economic analysis with “bottom-up” security selection. The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, monetary policy, fiscal policy, currency movements, demographic trends, the regulatory environment, and the global competitive landscape. The investment adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends. Through this “top-down” analysis, the investment adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the investment adviser has observed.

The investment adviser then looks for individual companies or securities (including, without limitation, equity securities and fixed or variable income securities) that are expected to offer earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the investment adviser may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; current income; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” security selection.

As part of this fundamental, “bottom-up” research, the investment adviser may visit a company’s management, and conduct other research to gain thorough knowledge of the company. The investment adviser also may prepare detailed earnings and cash flow models of companies.

The core investments of the Fund (i.e., the primary investments held by the Fund over time) generally may include established companies and securities that are expected to offer long-term growth potential. However, the Fund’s portfolio also may typically include securities of less mature companies, securities with more aggressive growth characteristics, and securities of companies undergoing significant positive developments, such as, without limitation, the introduction of a new product line, the appointment of a new management team, or an acquisition.

4

FUND SUMMARIES

MARSICO GROWTH FUND

The investment adviser may reduce or sell the Fund’s investments in portfolio securities if, in the opinion of the investment adviser, a security’s fundamentals change substantially, its price appreciation leads to overvaluation in relation to the investment adviser’s estimates of future earnings and cash flow growth, or for other reasons.

The Fund may invest without limitation in foreign securities further described in this Prospectus depending on market conditions. These securities may be traded in the U.S. or in foreign markets or both, and may be economically tied to emerging markets. The investment adviser generally selects foreign securities on a security-by-security basis based primarily on considerations such as growth potential rather than geographic location or similar considerations.

The investment adviser has discretion to hedge exposures to currencies, markets, interest rates and any other variables that could potentially affect returns to investors. The Fund may use derivative investments or instruments such as futures, options, swaps, or forward currency contracts to attempt to hedge the Fund’s portfolio, or to serve other investment purposes as discussed further in this Prospectus under “More Information about the Funds.” The Fund is not intended as a vehicle for investing substantially in derivatives, and tends to hold such investments only infrequently. The Fund is not required to hedge its investments and may choose not to do so.

PRINCIPAL INVESTMENT RISKS

Your investment in the Fund is not guaranteed by any agency or program of the U.S. government or by any other person or entity, and you could lose money investing in the Fund. The Fund’s share price and total return will fluctuate. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund. The principal risks associated with an investment in the Fund include the following:

Equity Securities, Markets, and Investment Risks Generally. The Fund is subject to the broad risks associated with investing in equity securities markets generally, including, without limitation, the risks that the securities and markets in which the Fund invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that the investment adviser may select investments for the Fund that do not perform as anticipated.

Foreign Investment Risk. Investments in foreign securities generally, and emerging markets in particular, may be riskier than U.S. investments for a variety of reasons such as, without limitation, unstable international, political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, foreign governmental control of some issuers, potential confiscatory taxation or nationalization of companies by foreign governments, sovereign solvency considerations, withholding taxes, a lack of adequate company information, less liquid and more volatile exchanges and/or markets, ineffective or detrimental government regulation, varying accounting standards, political or economic factors that may severely limit business activities, legal systems or market practices that may permit inequitable treatment of minority and/or non-domestic investors, immature economic structures, and less developed and more thinly-traded securities markets.

Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies not tightly pegged to the U.S. dollar.

These and other risks (including risks associated with fixed and variable income securities) are discussed in more detail later in this Prospectus and in the Fund’s Statement of Additional Information.

PERFORMANCE

The following bar chart and table provide some indication of the risk of investing in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to year for the past ten years, together with the best and worst quarters during that time. The table shows how the Fund’s average annual returns (before and after taxes) for the periods of one year, five years, ten years, and since inception, compared to those of a broad-based securities market index. All presentations assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future results.

You can obtain updated performance information on our website at www.marsicofunds.com, or by calling 888-860-8686.

CALENDAR YEAR TOTAL RETURNS

Best Quarter	(09/30/09):	16.06%
Worst Quarter	(12/31/08):	-24.00%

5

FUND SUMMARIES

MARSICO GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS (for periods ended 12/31/13)	One Year	Five Years	Ten Years	Since Inception (12/31/97)
Return Before Taxes	35.24%	18.39%	7.05%	7.54%
Return After Taxes on Distributions*	28.12%	16.89%	6.31%	7.01%
Return After Taxes on Distributions and Sale of Fund Shares*	24.24%	14.86%	5.68%	6.30%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%	6.03%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates currently in effect and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Adviser:	Marsico Capital Management, LLC

Portfolio Managers:
The Fund is co-managed by a team of managers. The members of the team who are jointly and primarily responsible for day-to-day management of the Fund are Thomas F. Marsico, Chief Investment Officer of Marsico Capital Management, LLC (since the Fund’s inception in December 1997), and Coralie Witter, CFA (since November 2010).

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section of this Prospectus.

6

FUND SUMMARIES

MARSICO 21st CENTURY FUND

INVESTMENT OBJECTIVE

The Marsico 21st Century Fund’s goal is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.36%
Total Annual Fund Operating Expenses(1)	1.46%
Net Expenses(1)	1.46%

(1)
Total Annual Fund Operating Expenses do not correlate to the “ratio of expenses to average net assets” provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses, which are included in Other Expenses above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$149
Three Years	$462
Five Years	$797
Ten Years	$1,746

Portfolio Turnover

The Fund generally pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Marsico 21st Century Fund is a “diversified” portfolio and invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size, and will normally hold a core position of between 35 and 60 common stocks. The number of securities held by the Fund may occasionally exceed this range at times such as when the investment adviser to the Fund, Marsico Capital Management, LLC (see “Management” below), is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the Fund, the investment adviser uses an approach that combines “top-down” macro-economic analysis with “bottom-up” security selection. The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, monetary policy, fiscal policy, currency movements, demographic trends, the regulatory environment, and the global competitive landscape. The investment adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends. Through this “top-down” analysis, the investment adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the investment adviser has observed.

The investment adviser then looks for individual companies or securities (including, without limitation, equity securities and fixed or variable income securities) that are expected to offer earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the investment adviser may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; current income; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” security selection.

As part of this fundamental, “bottom-up” research, the investment adviser may visit a company’s management, and conduct other research to gain thorough knowledge of the company. The investment adviser also may prepare detailed earnings and cash flow models of companies.

The core investments of the Fund (i.e., the primary investments held by the Fund over time) generally may include established companies and securities that are expected to offer long-term growth potential. However, the Fund’s portfolio also may typically include securities of less mature companies, securities with more aggressive growth characteristics, and securities of companies undergoing significant positive developments, such as, without limitation, the introduction of a new product line, the appointment of a new management team, or an acquisition.

7

FUND SUMMARIES

MARSICO 21st CENTURY FUND

The investment adviser may reduce or sell the Fund’s investments in portfolio securities if, in the opinion of the investment adviser, a security’s fundamentals change substantially, its price appreciation leads to overvaluation in relation to the investment adviser’s estimates of future earnings and cash flow growth, or for other reasons.

The Fund may invest without limitation in foreign securities further described in this Prospectus depending on market conditions. These securities may be traded in the U.S. or in foreign markets or both, and may be economically tied to emerging markets. The investment adviser generally selects foreign securities on a security-by-security basis based primarily on considerations such as growth potential rather than geographic location or similar considerations.

The investment adviser has discretion to hedge exposures to currencies, markets, interest rates and any other variables that could potentially affect returns to investors. The Fund may use derivative investments or instruments such as futures, options, swaps, or forward currency contracts to attempt to hedge the Fund’s portfolio, or to serve other investment purposes as discussed further in this Prospectus under “More Information about the Funds.” The Fund is not intended as a vehicle for investing substantially in derivatives, and tends to hold such investments only infrequently. The Fund is not required to hedge its investments and may choose not to do so.

PRINCIPAL INVESTMENT RISKS

Your investment in the Fund is not guaranteed by any agency or program of the U.S. government or by any other person or entity, and you could lose money investing in the Fund. The Fund’s share price and total return will fluctuate. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund. The principal risks associated with an investment in the Fund include the following:

Equity Securities, Markets, and Investment Risks Generally. The Fund is subject to the broad risks associated with investing in equity securities markets generally, including, without limitation, the risks that the securities and markets in which the Fund invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that the investment adviser may select investments for the Fund that do not perform as anticipated.

Foreign Investment Risk. Investments in foreign securities generally, and emerging markets in particular, may be riskier than U.S. investments for a variety of reasons such as, without limitation, unstable international, political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, foreign governmental control of some issuers, potential confiscatory taxation or nationalization of companies by foreign governments, sovereign solvency considerations, withholding taxes, a lack of adequate company information, less liquid and more volatile exchanges and/or markets, ineffective or detrimental government regulation, varying accounting standards, political or economic factors that may severely limit business activities, legal systems or market practices that may permit inequitable treatment of minority and/or non-domestic investors, immature economic structures, and less developed and more thinly-traded securities markets.

Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies not tightly pegged to the U.S. dollar.

These and other risks (including risks associated with fixed and variable income securities) are discussed in more detail later in this Prospectus and in the Fund’s Statement of Additional Information.

PERFORMANCE

The following bar chart and table provide some indication of the risk of investing in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to year for the past ten years, together with the best and worst quarters during that time. The table shows how the Fund’s average annual returns (before and after taxes) for the periods of one year, five years, ten years, and since inception, compared to those of a broad-based securities market index. All presentations assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future results.

You can obtain updated performance information on our website at www.marsicofunds.com, or by calling 888-860-8686.

CALENDAR YEAR TOTAL RETURNS

Best Quarter	(06/30/09):	20.85%
Worst Quarter	(12/31/08):	-25.76%

8

FUND SUMMARIES

MARSICO 21st CENTURY FUND

AVERAGE ANNUAL TOTAL RETURNS (for periods ended 12/31/13)	One Year	Five Years	Ten Years	Since Inception (02/01/00)
Return Before Taxes	41.96%	15.84%	7.88%	5.46%
Return After Taxes on Distributions*	41.96%	15.84%	7.74%	5.36%
Return After Taxes on Distributions and Sale of Fund Shares*	23.75%	12.82%	6.40%	4.44%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%	3.93%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates currently in effect and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Adviser:	Marsico Capital Management, LLC

Portfolio Manager:	Brandon Geisler has managed the Fund since October 2011.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section of this Prospectus.

9

FUND SUMMARIES

MARSICO INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Marsico International Opportunities Fund’s goal is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.64%
Total Annual Fund Operating Expenses(1)	1.74%
Fee Waiver and/or Expense Reimbursement(1)	0.14%
Net Expenses(1)	1.60%

(1)
The investment adviser has entered into a written expense limitation and fee waiver agreement under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Fund’s average net assets until January 31, 2015. This expense limitation and fee waiver agreement may be terminated by the investment adviser at any time after January 31, 2015 upon 15 days prior notice to the Fund and its administrator.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example reflects the current expense limitation for the one-year period and the first year of each additional period). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$163
Three Years	$534
Five Years	$931
Ten Years	$2,040

Portfolio Turnover

The Fund generally pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 121% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Marsico International Opportunities Fund is a “diversified” portfolio and invests primarily (no less than 65% of its total assets) in common stocks of foreign companies that are selected for their long-term growth potential, including foreign securities further described in this Prospectus, whether traded in the U.S. (including as American Depositary Receipts) or in foreign markets or both. The Fund may invest in an unlimited number of companies of any size throughout the world. The Fund normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in various issuers or securities that together have ties to at least four different foreign countries. The Fund may invest in securities of companies economically tied to emerging markets. Some issuers or securities in the Fund’s portfolio may be economically tied to the U.S.

In selecting investments for the Fund, the investment adviser to the Fund, Marsico Capital Management, LLC (see “Management” below), uses an approach that combines “top-down” macro-economic analysis with “bottom-up” security selection. The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, monetary policy, fiscal policy, currency movements, demographic trends, the regulatory environment, and the global competitive landscape. The investment adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends. Through this “top-down” analysis, the investment adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the investment adviser has observed.

The investment adviser then looks for individual companies or securities (including, without limitation, equity securities and fixed or variable income securities) that are expected to offer earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the investment adviser may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; current income; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” security selection.

As part of this fundamental, “bottom-up” research, the investment adviser may visit a company’s management, and conduct other research to gain thorough knowledge of the company. The investment adviser also may prepare detailed earnings and cash flow models of companies.

The core investments of the Fund (i.e., the primary investments held by the Fund over time) generally may include established companies and securities that are expected to offer long-term growth potential. However, the Fund’s portfolio also may typically include securities of less mature companies, securities with more aggressive growth characteristics, and securities of companies undergoing significant

10

FUND SUMMARIES

MARSICO INTERNATIONAL OPPORTUNITIES FUND

positive developments, such as, without limitation, the introduction of a new product line, the appointment of a new management team, or an acquisition.

The investment adviser may reduce or sell the Fund’s investments in portfolio securities if, in the opinion of the investment adviser, a security’s fundamentals change substantially, its price appreciation leads to overvaluation in relation to the investment adviser’s estimates of future earnings and cash flow growth, or for other reasons.

The investment adviser has discretion to hedge exposures to currencies, markets, interest rates and any other variables that could potentially affect returns to investors. The Fund may use derivative investments or instruments such as futures, options, swaps, or forward currency contracts to attempt to hedge the Fund’s portfolio, or to serve other investment purposes as discussed further in this Prospectus under “More Information about the Funds.” The Fund is not intended as a vehicle for investing substantially in derivatives, and tends to hold such investments only infrequently. The Fund is not required to hedge its investments and may choose not to do so.

PRINCIPAL INVESTMENT RISKS

Your investment in the Fund is not guaranteed by any agency or program of the U.S. government or by any other person or entity, and you could lose money investing in the Fund. The Fund’s share price and total return will fluctuate. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund. The principal risks associated with an investment in the Fund include the following:

Equity Securities, Markets, and Investment Risks Generally. The Fund is subject to the broad risks associated with investing in equity securities markets generally, including, without limitation, the risks that the securities and markets in which the Fund invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that the investment adviser may select investments for the Fund that do not perform as anticipated.

Foreign Investment Risk. Investments in foreign securities generally, and emerging markets in particular, may be riskier than U.S. investments for a variety of reasons such as, without limitation, unstable international, political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, foreign governmental control of some issuers, potential confiscatory taxation or nationalization of companies by foreign governments, sovereign solvency considerations, withholding taxes, a lack of adequate company information, less liquid and more volatile exchanges and/or markets, ineffective or detrimental government regulation, varying accounting standards, political or economic factors that may severely limit business activities, legal systems or market practices that may permit inequitable treatment of minority and/or non-domestic investors, immature economic structures, and less developed and more thinly-traded securities markets.

Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly when the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies not tightly pegged to the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to another currency of a foreign country, an investment in an issuer whose securities are denominated in that country’s currency (or whose business is conducted principally in that country’s currency) loses value, because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. The risk that these events could occur may be heightened in emerging markets. The Fund generally purchases or sells foreign currencies when it purchases or sells securities denominated in those currencies, and may make other investments in foreign currencies for hedging purposes, or to serve other investment purposes. Currency markets generally are not as regulated as securities markets.

These and other risks (including risks associated with fixed and variable income securities) are discussed in more detail later in this Prospectus and in the Fund’s Statement of Additional Information.

PERFORMANCE

The following bar chart and table provide some indication of the risk of investing in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to year for the past ten years, together with the best and worst quarters during that time. The table shows how the Fund’s average annual returns (before and after taxes) for the periods of one year, five years, ten years, and since inception, compared to those of a broad-based securities market index. All presentations assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future results.

You can obtain updated performance information on our website at www.marsicofunds.com, or by calling 888-860-8686.

CALENDAR YEAR TOTAL RETURNS

Best Quarter	(06/30/09):	26.19%
Worst Quarter	(12/31/08):	-27.66%

11

FUND SUMMARIES

MARSICO INTERNATIONAL OPPORTUNITIES FUND

AVERAGE ANNUAL TOTAL RETURNS (for periods ended 12/31/13)	One Year	Five Years	Ten Years	Since Inception (06/30/00)
Return Before Taxes	19.91%	13.25%	6.71%	5.40%
Return After Taxes on Distributions*	19.87%	13.32%	6.43%	5.09%
Return After Taxes on Distributions and Sale of Fund Shares*	11.55%	10.85%	5.67%	4.50%
Morgan Stanley Capital International Europe Australasia Far East (“EAFE“) Index (reflects no deduction for fees, expenses or taxes)	22.78%	12.44%	6.91%	3.53%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates currently in effect and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Adviser:	Marsico Capital Management, LLC

Portfolio Managers:
The Fund is co-managed by a team of managers. The members of the team who are jointly and primarily responsible for day-to-day management of the Fund are James G. Gendelman (since the Fund’s inception in June 2000), and Munish Malhotra, CFA (since November 2010).

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section of this Prospectus.

12

FUND SUMMARIES

MARSICO FLEXIBLE CAPITAL FUND

INVESTMENT OBJECTIVE

The Marsico Flexible Capital Fund’s goal is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.31%
Acquired Fund Fees and Expenses(1)	0.06%
Total Annual Fund Operating Expenses(2)	1.47%
Net Expenses(2)	1.47%

(1)	“Acquired Fund Fees and Expenses” are those expenses incurred indirectly by the Fund as a result of acquiring investments in shares of one or more other investment companies.

(2)
Total Annual Fund Operating Expenses may not correlate to the “ratio of expenses to average net assets” provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$150
Three Years	$465
Five Years	$803
Ten Years	$1,757

Portfolio Turnover

The Fund generally pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 145% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Marsico Flexible Capital Fund is a “diversified” portfolio and invests primarily in equity securities, and other investments that are selected primarily for their long-term growth potential. The Fund’s holdings may include, without limitation, securities of companies that may be experiencing a significant positive transformation or a favorable catalyst impacting their potential growth, may be underappreciated by other investors, or may be trading at compelling valuations in light of their potential growth, or other securities or investments. The Fund may invest in issuers of any size throughout the world, and will normally hold a core position of between 20 and 50 securities or other investments. The number of securities or other investments held by the Fund may occasionally exceed this range at times such as when the investment adviser to the Fund, Marsico Capital Management, LLC (see “Management” below), is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the Fund, the investment adviser uses an approach that combines “top-down” macro-economic analysis with “bottom-up” security selection. The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, monetary policy, fiscal policy, currency movements, demographic trends, the regulatory environment, and the global competitive landscape. The investment adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends. Through this “top-down” analysis, the investment adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the investment adviser has observed.

The investment adviser then looks for individual companies or securities (including, without limitation, equity securities and fixed or variable income securities) that are expected to offer earnings growth potential that may not be recognized by the market at large. The investment adviser also may consider whether a particular security or other investment potentially offers current income, and may invest up to 40% of its total assets in various types of fixed income and variable income securities, including up to 25% in securities rated below investment grade (commonly called “high yield securities,” also often referred to as “junk bonds”). In selecting fixed income and variable income securities, the investment adviser will also focus on the potential for growth of capital. In determining whether a particular company or security may be a suitable investment, the investment adviser may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; current income; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” security selection.

13

FUND SUMMARIES

MARSICO FLEXIBLE CAPITAL FUND

As part of this fundamental, “bottom-up” research, the investment adviser may visit a company’s management, and conduct other research to gain thorough knowledge of the company. The investment adviser also may prepare detailed earnings and cash flow models of companies.

Examples of core investments in which the Fund may invest (i.e., the primary investments held by the Fund over time) include, without limitation, securities of companies undergoing significant positive developments, such as, without limitation, the introduction of a new product line, the appointment of a new management team, or an acquisition. In addition, the Fund’s portfolio may include the securities of established companies that are expected to offer long-term growth potential, less mature companies, or securities with more aggressive growth characteristics.

Equity securities in which the Fund may invest include, without limitation, common stocks, including those that pay dividends or other distributions, securities that are convertible into common stocks or other equity securities, depositary receipts or shares, warrants, rights, real estate investment trusts, partnership securities, and other securities with equity characteristics as further described in this Prospectus. The fixed or variable income securities in which the Fund may invest include, without limitation, corporate bonds (including high-yield bonds), preferred stocks, trust-preferred securities, Treasury securities, U.S. government agency securities, asset-backed securities, and other income-producing investments as further described in this Prospectus. The Fund is not required to seek current income or to maintain any portion of its total assets in fixed or variable income securities.

The investment adviser may reduce or sell a Fund’s investments in portfolio securities if, in the opinion of the investment adviser, a security’s fundamentals change substantially, its price appreciation leads to overvaluation in relation to the investment adviser’s estimates of future earnings and cash flow growth, or for other reasons.

The Fund may invest without limitation in foreign securities further described in this Prospectus depending on market conditions. These securities may be traded in the U.S. or in foreign markets, and may be economically tied to emerging markets. The investment adviser generally selects foreign securities on a security-by-security basis based primarily on considerations such as growth potential rather than geographic location or similar considerations.

The investment adviser has discretion to hedge exposures to currencies, markets, interest rates and any other variables that could potentially affect returns to investors. The Fund may use derivative investments or instruments such as futures, options, swaps, or forward currency contracts to attempt to hedge the Fund’s portfolio, or to serve other investment purposes as discussed further in this Prospectus under “More Information about the Funds.” The Fund is not intended as a vehicle for investing substantially in derivatives, and tends to hold such investments only infrequently. The Fund is not required to hedge its investments and may choose not to do so.

PRINCIPAL INVESTMENT RISKS

Your investment in the Fund is not guaranteed by any agency or program of the U.S. government or by any other person or entity, and you could lose money investing in the Fund. The Fund’s share price and total return will fluctuate. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund. The principal risks associated with an investment in the Fund include the following:

Equity Securities, Markets, and Investment Risks Generally. The Fund is subject to the broad risks associated with investing in equity securities markets generally, including, without limitation, the risks that the securities and markets in which the Fund invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that the investment adviser may select investments for the Fund that do not perform as anticipated.

Foreign Investment Risk. Investments in foreign securities generally, and emerging markets in particular, may be riskier than U.S. investments for a variety of reasons such as, without limitation, unstable international, political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, foreign governmental control of some issuers, potential confiscatory taxation or nationalization of companies by foreign governments, sovereign solvency considerations, withholding taxes, a lack of adequate company information, less liquid and more volatile exchanges and/or markets, ineffective or detrimental government regulation, varying accounting standards, political or economic factors that may severely limit business activities, legal systems or market practices that may permit inequitable treatment of minority and/or non-domestic investors, immature economic structures, and less developed and more thinly-traded securities markets.

Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies not tightly pegged to the U.S. dollar.

Credit Risk. The Fund could lose money if the issuer of a fixed or variable income security cannot meet its financial obligations and defaults or goes bankrupt.

Interest Rate Risk. The value of the Fund’s investments in fixed or variable income securities may fall when interest rates rise.

High-Yield Risk. High-yield corporate debt securities with credit ratings that are below investment grade (also often referred to as “junk bonds”) may be subject to potentially higher risks of default and greater volatility than other debt securities. These and other risks are discussed in more detail later in this Prospectus and in the Fund’s Statement of Additional Information.

14

FUND SUMMARIES

MARSICO FLEXIBLE CAPITAL FUND

PERFORMANCE

The following bar chart and table provide some indication of the risk of investing in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to year since inception, together with the best and worst quarters during that time. The table shows how the Fund’s average annual returns (before and after taxes) for the periods of one year, five years, and since inception, compared to those of a broad-based securities market index. All presentations assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future results.

You can obtain updated performance information on our website at www.marsicofunds.com, or by calling 888-860-8686.

CALENDAR YEAR TOTAL RETURNS

Best Quarter	(06/30/09):	25.04%
Worst Quarter	(12/31/08):	-19.56%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended 12/31/13)	One Year	Five Years	Since Inception (12/29/06)
Return Before Taxes	34.65%	26.30%	13.50%
Return After Taxes on Distributions*	30.33%	24.87%	12.21%
Return After Taxes on Distributions and Sale of Fund Shares*	21.04%	21.43%	10.61%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	6.13%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates currently in effect and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Adviser:	Marsico Capital Management, LLC

Portfolio Manager:
The Fund is co-managed by a team of managers. The members of the team who are jointly and primarily responsible for day-to-day management of the Fund are Munish Malhotra, CFA and Jordon Laycob (both since July 2012).

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section of this Prospectus.

15

FUND SUMMARIES

MARSICO GLOBAL FUND

INVESTMENT OBJECTIVE

The Marsico Global Fund’s goal is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.76%
Total Annual Fund Operating Expenses(1)	1.86%
Fee Waiver and/or Expense Reimbursement(1)	0.26%
Net Expenses(1)	1.60%

(1)
The investment adviser has entered into a written expense limitation and fee waiver agreement under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Fund’s average net assets until January 31, 2015. This expense limitation and fee waiver agreement may be terminated by the investment adviser at any time after January 31, 2015 upon 15 days prior notice to the Fund and its administrator.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except that the example reflects the current expense limitation for the one-year period and the first year of each additional period). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$163
Three Years	$560
Five Years	$982
Ten Years	$2,159

Portfolio Turnover

The Fund generally pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 134% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Marsico Global Fund is a “diversified” portfolio and invests primarily in the common stocks of U.S. and foreign companies that are selected for their long-term growth potential. The Fund may invest in an unlimited number of companies of any size that are economically tied to any countries or markets throughout the world, including securities of companies economically tied to emerging markets. Under normal market conditions, the Fund will invest significantly (generally, at least 40% of its net assets) in the securities of issuers organized or located outside the U.S. or doing business outside the U.S. or other foreign securities further described in this Prospectus (unless market conditions are not deemed favorable by the investment adviser to the Fund, Marsico Capital Management, LLC (see “Management” below), in which case the Fund generally will invest at least 30% of its assets in such foreign securities). The Fund will invest its assets in various regions and countries, including the U.S., that encompass not less than three different countries overall.

In selecting investments for the Fund, the investment adviser uses an approach that combines “top-down” macro-economic analysis with “bottom-up” security selection. The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, monetary policy, fiscal policy, currency movements, demographic trends, the regulatory environment, and the global competitive landscape. The investment adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends. Through this “top-down” analysis, the investment adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the investment adviser has observed.

The investment adviser then looks for individual companies or securities (including, without limitation, equity securities and fixed or variable income securities) that are expected to offer earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the investment adviser may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; current income; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” security selection.

As part of this fundamental, “bottom-up” research, the investment adviser may visit a company’s management, and conduct other research to gain thorough knowledge of the company. The investment adviser also may prepare detailed earnings and cash flow models of companies.

The core investments of the Fund (i.e., the primary investments held by the Fund over time) generally may include established companies and securities that are expected to offer long-term growth potential. However, the Fund’s portfolio also may typically include securities of less mature

16

FUND SUMMARIES

MARSICO GLOBAL FUND

companies, securities with more aggressive growth characteristics, and securities of companies undergoing significant positive developments, such as, without limitation, the introduction of a new product line, the appointment of a new management team, or an acquisition.

The investment adviser may reduce or sell the Fund’s investments in portfolio securities if, in the opinion of the investment adviser, a security’s fundamentals change substantially, its price appreciation leads to overvaluation in relation to the investment adviser’s estimates of future earnings and cash flow growth, or for other reasons.

The investment adviser has discretion to hedge exposures to currencies, markets, interest rates and any other variables that could potentially affect returns to investors. The Fund may use derivative investments or instruments such as futures, options, swaps, or forward currency contracts to attempt to hedge the Fund’s portfolio, or to serve other investment purposes as discussed further in this Prospectus under “More Information about the Funds.” The Fund is not intended as a vehicle for investing substantially in derivatives, and tends to hold such investments only infrequently. The Fund is not required to hedge its investments and may choose not to do so.

PRINCIPAL INVESTMENT RISKS

Your investment in the Fund is not guaranteed by any agency or program of the U.S. government or by any other person or entity, and you could lose money investing in the Fund. The Fund’s share price and total return will fluctuate. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund. The principal risks associated with an investment in the Fund include the following:

Equity Securities, Markets, and Investment Risks Generally. The Fund is subject to the broad risks associated with investing in equity securities markets generally, including, without limitation, the risks that the securities and markets in which the Fund invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that the investment adviser may select investments for the Fund that do not perform as anticipated.

Foreign Investment Risk. Investments in foreign securities generally, and emerging markets in particular, may be riskier than U.S. investments for a variety of reasons such as, without limitation, unstable international, political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, foreign governmental control of some issuers, potential confiscatory taxation or nationalization of companies by foreign governments, sovereign solvency considerations, withholding taxes, a lack of adequate company information, less liquid and more volatile exchanges and/or markets, ineffective or detrimental government regulation, varying accounting standards, political or economic factors that may severely limit business activities, legal systems or market practices that may permit inequitable treatment of minority and/or non-domestic investors, immature economic structures, and less developed and more thinly-traded securities markets.

Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies not tightly pegged to the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to another currency of a foreign country, an investment in an issuer whose securities are denominated in that country’s currency (or whose business is conducted principally in that country’s currency) loses value, because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. The risk that these events could occur may be heightened in emerging markets. The Fund generally purchases or sells foreign currencies when it purchases or sells securities denominated in those currencies, and may make other investments in foreign currencies for hedging purposes, or to serve other investment purposes. Currency markets generally are not as regulated as securities markets.

These and other risks (including risks associated with fixed and variable income securities) are discussed in more detail later in this Prospectus and in the Fund’s Statement of Additional Information.

PERFORMANCE

The following bar chart and table provide some indication of the risk of investing in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to year since inception, together with the best and worst quarters during that time. The table shows how the Fund’s average annual returns (before and after taxes) for the periods of one year, five years and since inception, compared to those of a broad-based securities market index. All presentations assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future results.

You can obtain updated performance information on our website at www.marsicofunds.com, or by calling 888-860-8686.

CALENDAR YEAR TOTAL RETURNS

Best Quarter	(06/30/09):	22.11%
Worst Quarter	(12/31/08):	-23.34%

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FUND SUMMARIES

MARSICO GLOBAL FUND

AVERAGE ANNUAL TOTAL RETURNS (for periods ended 12/31/13)	One Year	Five Years	Since Inception (06/29/07)
Return Before Taxes	41.99%	19.87%	8.69%
Return After Taxes on Distributions*	37.36%	19.02%	7.95%
Return After Taxes on Distributions and Sale of Fund Shares*	27.31%	16.22%	6.86%
Morgan Stanley Capital International All Country World Index (reflects no deduction for fees, expenses or taxes)	22.80%	14.92%	2.54%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates currently in effect and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Adviser:	Marsico Capital Management, LLC

Portfolio Managers:
The Fund is co-managed by a team of managers. The members of the team who are jointly and primarily responsible for day-to-day management of the Fund are Thomas F. Marsico and James G. Gendelman (both since the Fund’s inception in June 2007).

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section of this Prospectus.

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of a Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the Shareholder Information section of this Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Marsico Funds c/o UMB Fund Services, Inc., P.O. Box 3210, Milwaukee, WI 53201-3210, by calling 888-860-8686 or by visiting the Marsico Funds website at www.marsicofunds.com.

MINIMUM INVESTMENT AMOUNTS

	Initial	Additional
Regular accounts	$2,500	$100
Traditional IRAs and IRA Rollovers	1,000	100
Spousal IRAs	500	100
Roth IRAs	1,000	100
SEP-IRAs	500	100
Gifts to minors	500	50
Automatic Investment Plans	1,000	50

TAX INFORMATION

Each Fund intends to make distributions to its shareholders on an annual basis to the extent that it has income or gains to distribute. Distributions may be taxed to its shareholders as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as 401(k) plans or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary from the Fund’s assets, or the investment adviser and/or a Fund’s distributor may pay the intermediary out of their own funds and not as an expense of a Fund, for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a Fund over another investment. Consult with your financial intermediary or visit their website for more information.

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ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

THE FUNDS’ OBJECTIVES may be changed by the Board of Trustees without shareholder approval. A Fund would seek to provide to its shareholders advance written notice of any material changes to the Fund’s objectives.

A WORD ABOUT THE FUNDS: The Funds are mutual funds, which are pooled investment vehicles that are professionally managed and that give you the opportunity to participate in financial markets. The Funds strive to reach their stated goals, although no assurances can be given that they will achieve those goals. Investments in the Funds are not bank deposits and are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency or program. The Funds do not represent complete investment programs. Your investment in the Funds is not guaranteed, and you could lose money by investing in the Funds.

A statement of the investment objective and principal investment strategies and risks of each Fund is set forth above in the Fund Summaries. Set forth below is additional information about such investment strategies and risks that apply to each Fund or to certain Funds as noted below:

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Each Fund may invest without limitation in foreign securities based in or otherwise economically tied to foreign countries, as defined in “Some Defined Terms” below. As described in the Fund Summaries above, the International Opportunities Fund invests primarily (at least 65% of its total assets) in foreign securities. The Global Fund invests significantly (generally at least 40% of its net assets) in foreign securities, unless market conditions are not deemed favorable by the investment adviser, Marsico Capital Management, LLC (“Marsico Capital” or “Adviser”), in which case the Global Fund generally will invest at least 30% of its assets in foreign securities. Foreign securities may be traded in the U.S. (including as American Depositary Receipts (“ADRs”)) or in foreign markets or both, and may be economically tied to emerging markets. Foreign securities may be bought and sold in a foreign currency that the Fund may or may not also hold. The Adviser generally selects foreign securities based primarily on considerations such as growth potential rather than geographic location or similar considerations.

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Under normal market conditions, each Fund may invest up to 10% (40% with regard to the Flexible Capital Fund) of its total assets in various types of fixed income securities or variable income securities. Investments in certain categories of income securities will be further limited as follows: (i) high-yield securities (also often referred to as “junk bonds”), which may be subject to potentially higher risks of default and greater volatility than other debt securities, will not exceed 5% (25% with regard to the Flexible Capital Fund) of a Fund’s total assets, and (ii) mortgage and asset-backed securities will not exceed 5% (10% with regard to the Flexible Capital Fund) of a Fund’s total assets. Seeking current income is generally not a significant consideration in selecting securities for the Funds, although it may be a limited consideration for the Flexible Capital Fund. Neither the Flexible Capital Fund nor any other Fund is required to maintain any portion of its total assets in fixed or variable income securities.

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The Funds may invest in derivative investments or instruments such as futures, options, swaps, forward currency contracts, and other commodity interests or other instruments. Derivatives may be used for hedging purposes, or to serve other investment purposes such as, without limitation, to increase exposure to certain investments, asset classes, or markets. The Funds are not intended as vehicles for investing substantially in derivatives or commodity interests or other instruments, and tend to hold such investments only infrequently. The Adviser has discretion to hedge exposures to currencies, markets, interest rates and any other variables that could potentially affect returns to investors. The Adviser, however, is not required to hedge the portfolios of the Funds. Some types of derivatives that may be used include, without limitation, forward currency contracts, exchange traded funds (whether or not considered derivatives), put or call options on securities or indices, structured notes or synthetic securities (also known as equity micro-strategies) linked to particular equity or debt exposures, and futures contracts or options on futures.

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Each Fund may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

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The Funds may also invest in the securities of other investment companies (“acquired funds”), including exchange traded-funds, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). A Fund may invest in other investment companies for a variety of reasons such as, without limitation, to manage cash, to seek current income, or to gain exposure to investments in particular sectors, industries, markets, or countries. To the extent that a Fund invests in other investment companies, that Fund will indirectly bear its proportionate share of any acquired fund fees and expenses (such as operating expenses and advisory fees) that are paid by the investment companies in which it invests. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations.

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The Funds may at any time hold or invest in cash or cash-equivalents, money market securities, U.S. government obligations, short-term debt securities, high-grade commercial paper, certificates of deposit, repurchase agreements and other investments such as options, futures, short sales of any security or instrument, and forward currency contracts, in amounts that the Adviser deems appropriate for purposes including, without limitation, to facilitate investment strategies, preserve capital, meet redemption requests, or meet other Fund objectives or obligations. Under adverse market conditions or in the event of exceptional redemption requests, any Fund may temporarily invest up to all of its assets in such cash or cash-equivalents and related instruments identified in the previous sentence. This may result in a Fund’s failure to achieve its investment goal during such a period.

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The Funds may invest in securities issued by federal agencies or government-sponsored enterprises (“GSEs”). These entities generally are private corporations chartered or created by an Act of Congress to assist in lowering the costs of certain types of borrowings such as mortgages or student loans. Regarding certain securities issued by these entities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, and the Federal Home Loan Banks), you should be aware that although the issuer may be chartered or sponsored by an Act of Congress, the issuer is

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not funded by Congressional appropriations, and its debt and equity securities are not guaranteed or insured by the U.S. government or any other government agency or program. Without a more explicit commitment, there can be no assurance that the U.S. government will provide financial support to such issuers or their securities.

Mortgage-backed securities and other securities issued by participants in housing finance and real estate-related markets have experienced extraordinary weakness and volatility in recent years. On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The effect that this conservatorship will have on these entities’ debt and equities is unclear and no assurance can be given that any steps taken by the FHFA or the U.S. Treasury or any other agency of the U.S. government with respect to Fannie Mae or Freddie Mac will succeed. Fannie Mae and Freddie Mac have each been and remain the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect these entities and, as a result, the payment of principal or interest on securities they issue.

SOME DEFINED TERMS

DIVERSIFIED VERSUS NON-DIVERSIFIED status concerns the number and size of the positions that mutual fund portfolios can take in securities of different issuers. All mutual funds must elect to be either “diversified” or “non-diversified.” In general, a “diversified” portfolio may not invest, with respect to 75% of its total assets, more than 5% of its total assets in the securities of any one issuer, measured at the time of purchase (or instead on a quarterly basis). In contrast, a “non-diversified” portfolio, such as the Focus Fund, may not invest, with respect to 50% of its total assets, more than 5% of its total assets in the securities of any one issuer, measured at the end of each fiscal quarter. As a result, a “non-diversified” portfolio may hold fewer securities than a diversified fund because it has the ability to invest a greater percentage of its assets in a smaller number of issuers compared to a “diversified” portfolio.

None of the Funds may invest more than 25% of its total assets in a single issuer (other than U.S. government securities) and none of the Funds may own more than 10% of the outstanding voting shares of any one issuer.

EMERGING MARKETS are countries listed in the Morgan Stanley Capital International (MSCI) Emerging Markets Index as well as those the Adviser considers to have an emerging market economy or frontier market economy, based on factors such as the development of the country’s financial and capital markets, its political and economic stability, level of industrialization, trade initiatives, per capita income, gross national product, credit rating, or other factors that the Adviser believes to be relevant.

EMERGING MARKET SECURITIES are securities of issuers economically tied to emerging markets. All of the Funds may invest in emerging market securities. Examples of emerging market securities that may be held by the Funds include, without limitation, equity or debt securities or other instruments issued by foreign governments or quasi-governmental entities of emerging markets, as well as the equity or debt securities of companies principally traded in emerging markets. Emerging market securities also may include the equity or debt securities of an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in emerging markets, and securities of companies that derive or are currently expected to derive 50% or more of their total sales, revenues, profits, earnings, growth, or another measure of economic activity from business in emerging markets, or that maintain or are currently expected to maintain 50% or more of their employees, assets, investments, operations, or other business activity in emerging markets, or securities that otherwise significantly expose a Fund’s assets to the economic fortunes and risks of emerging markets. The Adviser may consider an issuer to be economically tied to emerging markets even though it may be based in a developed market such as the United States. In addition to or as an alternative to trading in non-U.S. markets, the securities of some emerging market companies may be listed or traded on U.S. securities exchanges or other U.S. markets as U.S.-listed foreign securities, American Depositary Receipts (“ADRs”), or otherwise.

FIXED INCOME SECURITIES are income-producing securities that pay a specified rate of return. Such securities generally include, without limitation, short- and long-term debt such as bills, notes, and bonds issued by governments (which may include U.S. government securities as well as the obligations of foreign governments and governments of emerging market countries), government agency debt, debt of quasi-governmental entities, corporate debt, or municipal debt obligations that pay a specified rate of interest or coupons for a specified period of time, preferred stock that pays fixed dividends, high-yield securities, and other securities that pay fixed yields or a specified rate of return and are generally not convertible into equity securities. Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Funds generally treat such securities as equity securities.

FOREIGN SECURITIES are securities of issuers that are based in or otherwise economically tied to foreign countries, as further described below. As a general matter, emerging market securities also will be foreign securities. Although all of the Funds may invest without limitation in foreign securities depending on market conditions, the International Opportunities Fund invests primarily in foreign securities. The Global Fund invests significantly (generally at least 40% of its net assets) in foreign securities (unless market conditions are not deemed favorable by the Adviser, in which case the Global Fund generally will invest at least 30% of its assets in foreign securities). Examples of foreign securities that may be held by the Funds include, without limitation, equity or debt securities or other instruments issued by foreign governments or quasi-governmental entities, and the equity or debt securities

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of companies principally traded on non-U.S. securities markets, including securities traded in a foreign country as European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or otherwise. Foreign securities also may include the equity or debt securities of companies organized outside of the U.S. or with a principal office or place(s) of business outside the U.S., and securities of companies that derive or are currently expected to derive 50% or more of their total sales, revenues, profits, earnings, growth, or another measure of economic activity from business outside the U.S., or that maintain or are currently expected to maintain 50% or more of their employees, assets, investments, operations, or other business activity outside the U.S., or securities that otherwise significantly expose a Fund’s assets to the economic fortunes and risks of countries outside the U.S. In addition to or as an alternative to trading in non-U.S. markets, some foreign securities may be listed or traded on U.S. securities exchanges or other U.S. markets as U.S.-listed foreign securities, American Depositary Receipts (“ADRs”), or otherwise.

HIGH-YIELD BONDS (also often referred to as “junk bonds”) are corporate debt securities that may be subject to potentially higher risks of default and greater volatility than other debt securities, including risks that the issuer may not be able to meet its obligation to repay principal or pay interest. For this reason, high-yield bonds are given low to medium credit ratings by rating agencies such as Moody’s (Ba and lower) and Standard & Poor’s (BB and lower) that are generally below the ratings given to investment-grade corporate bonds, and high-yield bonds are considered to be more speculative in nature than higher-quality fixed income securities. The Funds will not purchase corporate debt securities that are rated lower than C by rating agencies at the time of purchase, but will not be required to dispose of a debt security if it has a rating of C or higher at the time of purchase but is downgraded below this level after the time of purchase.

INVESTMENT COMPANIES are companies that are engaged primarily in the business of investing in securities, or that hold a large proportion of their assets in the form of investment securities. The Funds themselves are investment company portfolios. Other investment companies in which the Funds may invest, to the extent permitted by the 1940 Act, may include, without limitation, money market funds or other open-end investment companies, exchange-traded funds, closed-end funds or business development companies, other U.S.-registered or foreign-registered investment companies, and other U.S. or foreign companies that are not registered as investment companies but may be viewed as investment companies because of the nature of their businesses or assets.

LARGE COMPANIES are also often referred to as “large capitalization” companies and generally have a market capitalization of $5 billion or more.

MARKET CAPITALIZATION is the total market value of a company’s outstanding equity shares, and is generally calculated by multiplying the number of shares outstanding by the stock market price of each share of the company.

MORTGAGE- AND ASSET-BACKED SECURITIES represent interests in a pool of mortgages or other debt, such as car loans. Mortgage-backed and other asset-backed securities have been subject to weakness and volatility in recent years. These securities present a number of potential risks, including the risk that borrowers may fail to repay principal or pay interest. The value of asset-backed securities, including mortgage-backed securities, can decline sharply when changing circumstances such as falling home prices, a weakening economy, or other factors adversely affect borrowers’ ability to repay loans that back such securities. These securities also involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities. Under these circumstances, a Fund may be unable to recoup all of its initial investment, or may receive a lower-than-expected yield and may need to reinvest in lower yielding securities.

PUBLICLY TRADED PARTNERSHIPS/MASTER LIMITED PARTNERSHIPS are limited partnerships or limited liability companies (together referred to as “MLPs”) that may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), NYSE Arca, Inc. and NASDAQ. At times MLPs may offer relatively high yields compared to common stocks. Because MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments, and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

REAL ESTATE INVESTMENT TRUSTS (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs generally invest in the ownership or financing of real estate projects such as land or buildings, or real estate-related securities such as mortgage-backed securities, or the funding of real estate ventures. REITs typically pay dividends. Although securities issued by REITs may have some attributes of income securities or debt securities, the Funds generally treat such securities as equity securities. To the extent a Fund invests in REITs, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by the REITs in which it invests.

VARIABLE INCOME SECURITIES are certain types of income securities that may provide for rates of interest that can vary, or for coupon payment features that would provide a variable rate of return.

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THE INVESTMENT SELECTION PROCESS USED BY THE FUNDS

In selecting investments for the Funds, the Adviser uses an approach that combines “top-down” macro-economic analysis with “bottom-up” security selection.

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As part of its “top-down” investment approach, the Adviser generally considers certain macro-economic factors to formulate the strategic backdrop for security selection. These factors may include, without limitation, interest rates, inflation, monetary policy, fiscal policy, currency movements, demographic trends, the regulatory environment, and the global competitive landscape. The Adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends. As a result of this “top-down” analysis, the Adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Adviser has observed.

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The Adviser then looks for individual companies or securities that are expected to offer earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Adviser may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; current income; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” security selection.

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As part of this fundamental, “bottom-up” research, the Adviser may visit a company’s management, and conduct other research to gain thorough knowledge of the company. The Adviser also may prepare detailed earnings and cash flow models of companies. These models may assist the Adviser in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

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Primarily with regard to the Flexible Capital Fund, in addition to the approach discussed above, the Adviser may consider whether a particular security or other investment potentially offers current income. Neither the Flexible Capital Fund nor any other Fund is required to seek current income or to maintain any portion of its total assets in fixed or variable income securities. Likewise, neither the Flexible Capital Fund nor any other Fund will necessarily have any income to distribute at any given time, and no Fund is required to make regular distributions (except insofar as mutual funds distribute income and capital gains annually to address tax considerations).

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The Adviser may reduce or sell a Fund’s investments in portfolio securities if, in the opinion of the Adviser, a security’s fundamentals change substantially, its price appreciation leads to overvaluation in relation to the Adviser’s estimates of future earnings and cash flow growth, the company appears unlikely to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere or for other reasons.

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The core investments of the Funds (i.e., the primary investments held by the Funds over time) generally may include established companies and securities that are expected to offer long-term growth potential. However, the Funds’ portfolios also may typically include securities of less mature companies, securities with more aggressive growth characteristics, and securities of companies undergoing significant positive developments, such as, without limitation, the introduction of a new product line, the appointment of a new management team, or an acquisition. Multiple Funds may hold positions in the same or similar securities at times.

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The core investments of the Flexible Capital Fund (i.e., the primary investments held by the Fund over time) also may include, without limitation, companies and securities like those discussed in the previous paragraph, as well as securities of companies that may be experiencing a significant positive transformation or a favorable catalyst impacting their potential growth, may be underappreciated by other investors, or may be trading at compelling valuations in light of their potential growth, or other securities or investments further described in the Fund Summary.

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Although the Funds seek long-term growth of capital, the Funds may at times invest in certain securities or other investments for relatively short periods of time. Such shorter-term investments may cause the Funds to incur higher transaction costs (which may adversely affect the Funds’ performance) and may increase taxable distributions for shareholders.

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The Funds are not designed primarily for tax efficiency. In managing the Funds’ assets, the Adviser seeks to remain mindful of the tax consequences that investment decisions may have on shareholders. However, if the Adviser determines, for example, that a portfolio security should be sold, the holding will be sold notwithstanding any possible negative tax consequences.

THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS

RISKS IN GENERAL

Domestic and foreign economic growth and market conditions, interest rate levels, inflation, monetary policy, fiscal policy, credit conditions, the solvency of governments and companies, volatility, currency valuations, and political events are among the many macro-economic factors affecting the securities and markets in which the Funds invest. There is a risk that the Adviser will not accurately predict the applicability of these and other factors or their impact on investments or markets, and, as a result, the Adviser’s investment decisions may not accomplish what they were intended to achieve. At times, the Funds also may not perform as well as relevant benchmark indices or peer funds. The Funds do not represent complete investment programs. Your investment in the Funds is not guaranteed by any agency or program of the U.S. government or by any other person or entity, and you could lose money investing in the Funds. You should consider your own investment goals, time horizon and risk tolerance as you invest in the Funds.

Recent events in the U.S. and global economies have at times resulted in an unusually high level of volatility in domestic and foreign financial markets. This volatility, which could recur in the future, may at times

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make it unusually difficult to identify risks and opportunities affecting markets generally as well as particular issuers or to predict the extent or duration of market movements.

RISKS OF EQUITY SECURITIES (EACH FUND)

Each of the Funds invests primarily in common stocks (or may do so substantially in the case of the Flexible Capital Fund, which invests primarily in equity securities and other investments selected primarily for their long-term growth potential). As a result, the Funds and their shareholders bear the broad risks associated with investing in equity securities markets generally, including, without limitation, that the securities and markets in which the Fund invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that the investment adviser may select investments for the Fund that do not perform as anticipated.

Overall stock market risks may affect the value of the Funds. Over time, market forces can be highly dynamic and can cause stock markets to move in cycles, including periods when stock prices rise generally and periods when stock prices decline generally. The value of the Funds’ investments may increase or decrease more than stock markets in general.

Many other factors may affect the performance of an individual company’s stock, such as the strength of its management, the demand for its products or services, the sector or industry it operates in, or other company-specific or broader market factors. Each of the Funds invests primarily in the securities of companies that are selected for their long-term growth potential. The value of such companies is in part a function of their expected earnings growth. Underperformance by a company may prevent the company from experiencing such growth, which may prevent the Funds from realizing the potential value anticipated by the Adviser when it selected the company’s securities for the Funds’ portfolios.

Each Fund may invest in the common stocks or other equity securities (such as convertible securities or warrants) of companies that may pay dividends or make other distributions. Such companies could in some cases have less dynamic growth characteristics, or their securities may have less potential for gain than companies or securities that pay lower dividends or no dividends or other distributions. Dividends paid by these companies or securities may provide a limited cushion against a decline in the price of the stock. However, dividends may be reduced, suspended or terminated at any time.

To the extent that a Fund invests in other registered investment companies, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by certain investment companies in which it invests. Investments in certain registered investment companies also may be subject to substantial regulation, including potential restrictions on liquidity and potential adverse tax consequences if the investment company does not meet certain requirements.

Each of the Funds may invest in securities issued by MLPs. Although the high yields potentially offered by these investments may be attractive, MLPs have some disadvantages and present some risks. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. Tax treatment may differ for different types of entities. Many MLPs may operate in certain limited sectors such as, without limitation, real estate, energy, and natural resources. Growth may be limited because most cash is paid out to unit holders. Like the performance of other securities, the performance of MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in MLPs. Investments in MLPs also may be relatively illiquid at times.

Each of the Funds may invest in convertible bonds or stocks or other securities that may be converted into equity securities. While the value of convertible securities depends in part on market activity, interest rate changes, and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying equity securities. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security. However, when underlying common stocks appreciate, convertible securities may appreciate to a lesser degree. Also, convertible bonds generally pay less income than non-convertible bonds. Although convertible securities may have some attributes of income securities or debt securities, the Funds generally treat such securities as equity securities.

RISKS OF FOREIGN INVESTING (EACH FUND)

Each of the Funds may invest without limitation in foreign securities depending on market conditions. The International Opportunities Fund will invest primarily (at least 65% of its total assets) in foreign securities. The Global Fund will invest significantly (generally, at least 40% of its net assets) in foreign securities (unless market conditions are not deemed favorable by the Adviser, in which case the Fund generally will invest at least 30% of its assets in foreign securities).

Investments in foreign securities may be riskier than U.S. investments for a variety of reasons such as, without limitation, unstable international, political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, foreign governmental control of some issuers, potential confiscatory taxation or nationalization of companies by foreign governments, sovereign solvency considerations, withholding taxes, a lack of adequate company information, less liquid and more volatile exchanges and/or markets, ineffective or detrimental government regulation, varying accounting standards, political or economic factors that may severely limit business activities, and legal systems or market practices that may permit inequitable treatment of minority and/or non-domestic investors. Investments in U.S. securities also may expose a Fund to foreign investment risk to the extent that the issuer has exposure to foreign markets or economies.

RISKS OF EMERGING MARKET INVESTING (EACH FUND)

Investing in emerging market securities may involve greater risks than investing in domestic securities or even securities issued by entities in other developed countries. Potential increased risks may include, among others, greater political and economic instability (including elevated risks of war, civil disturbances, and acts of terrorism), sovereign solvency concerns, immature market structures, greater volatility in currency exchange rates, less developed securities exchanges and markets, reduced securities liquidity, possible trade barriers, currency transfer restrictions, fewer potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, greater governmental

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MORE INFORMATION ABOUT THE FUNDS

control over issuers and economies, less governmental supervision and regulation, unavailability of currency hedging techniques, companies that are newly-organized, smaller and less seasoned, differences in auditing and financial reporting standards, which may result in less availability of material information about issuers, and less developed legal systems. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

To the extent that some emerging market countries may enact provisions with the effect of discouraging direct investment in those markets by foreign investors, a Fund’s performance could be materially affected by limitations or costs associated with its inability to invest directly in the securities of issuers located in those countries. Certain emerging market countries have enacted measures that tend to obstruct direct foreign investments, including through procedural obstacles or through the imposition of far reaching and onerous taxation regimes. These types of restrictions may have the effect of eliminating or reducing the ability to invest directly in certain emerging market economies. To the extent that direct investments are possible, the costs of such investments may be greater as compared to other foreign or emerging market countries. A Fund may choose to avoid investing in these markets or substantially limit investments in them, which could affect the Fund’s performance.

Investments in emerging markets may also involve other risks further described in this Prospectus such as immature economic structures and less developed and more thinly-traded securities markets. Pricing and other valuation information for issuers economically tied to emerging markets may be more difficult to obtain as compared to the securities of issuers tied to developed countries. These factors can make emerging market investments more volatile and less liquid than investments in developed markets, or present other risks in addition to foreign investing risks discussed above.

RISKS OF CURRENCY FLUCTUATIONS (EACH FUND)

The performance of a Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, depending upon the extent to which the Fund invests its assets in foreign securities or other assets denominated in currencies not tightly pegged to the U.S. dollar. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares if the Fund holds such foreign assets. Generally, when the value of the U.S. dollar rises relative to another currency of a foreign country, an investment in an issuer whose securities are denominated in that country’s currency (or whose business is conducted principally in that country’s currency) loses value, because that currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar declines in value relative to a foreign currency, the value of investments denominated in the foreign currency may increase in relative terms. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. The risk that these events could occur may be heightened in emerging markets. The Funds generally purchase or sell foreign currencies when they purchase or sell securities denominated in those currencies, and may make other investments in foreign currencies for hedging purposes, or to serve other investment purposes. Currency markets generally are not as regulated as securities markets.

RISKS OF GLOBALIZATION (EACH FUND)

The growing inter-relationships of global economies and financial markets have increased the impact of economic and financial conditions in one country or region on issuers of securities in different countries and regions. Declining economic conditions in one country or region have affected other parts of the globe in recent years. Similarly, concerns about the solvency of a country’s sovereign or financial institutions can reverberate through the economies of other countries using a common currency or whose banks or other institutions are otherwise exposed to the country with solvency issues. Further, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the United States economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging market countries.

RISKS OF SMALL- AND MID-CAPITALIZATION COMPANY INVESTING (THE 21st CENTURY, INTERNATIONAL OPPORTUNITIES, FLEXIBLE CAPITAL, AND GLOBAL FUNDS)

A Fund’s investments in small- and mid-capitalization companies can involve more risk than its investments in large capitalization companies. Normally, these companies have more limited markets or product lines, less access to capital markets, and often more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of large capitalization companies, or to decline more significantly during market downturns than the market as a whole.

RISKS OF FIXED INCOME AND VARIABLE INCOME INVESTING (EACH FUND)

Each of the Funds may invest up to 10% (40% with regard to the Flexible Capital Fund) of its total assets in various types of fixed income securities and variable income securities. Although none of the Funds is required to seek current income or maintain any portion of its assets in such securities, the Funds and their shareholders may bear the risks associated with fixed income investing and variable income investing. These risks include, without limitation:

Credit Risk: The Funds could lose money if the issuer of a fixed or variable income security cannot meet its financial obligations and renegotiates terms that are less favorable to investors, or defaults or goes bankrupt.

Interest Rate Risk: The value of a Fund’s investments in fixed or variable income securities may fall when interest rates rise.

Prepayment Risk: Funds that invest in income securities bear the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as an asset-based security) earlier than expected. This may happen during a period of declining interest rates or at other times. Under these circumstances, a Fund may be unable to recoup all of its initial investment or may receive a lower-than-expected yield from this investment and may need to reinvest in lower yielding securities.

High-Yield Securities: High-yield corporate debt securities with credit ratings that are below investment grade (also often referred to as “junk bonds”) may be subject to higher risks of default and greater volatility than other debt securities, including risks that the issuer may not be able to meet its obligation to repay principal or pay interest. These securities are considered to be more speculative in nature than higher-quality fixed income securities. They are more susceptible to credit risk than investment-grade securities. This is especially true during periods of economic uncertainty or during economic downturns. The value of these lower-quality debt securities is subject to greater volatility and is generally more dependent on the ability of the issuer to meet interest

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MORE INFORMATION ABOUT THE FUNDS

and principal payments than is the case for higher-quality securities. Issuers of high-yield securities may not be as strong financially as those issuing debt securities with higher credit ratings.

Federal Agency or GSE Securities: Regarding certain securities issued by federal agencies or GSEs (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae and the Federal Home Loan Banks), you should be aware that although the issuer may be chartered or sponsored by an Act of Congress, the issuer is not funded by Congressional appropriations, and its debt and equity securities are not guaranteed or insured by the U.S. government or any other government agency or program. Without a more explicit commitment, there can be no assurance that the U.S. government will provide financial support to such issuers or their securities.

Preferred Stocks: Preferred stock dividends are generally fixed in advance. Unlike requirements to pay interest on certain other types of debt securities, the issuing company may not be required to pay a dividend if, for example, it lacks the financial ability to do so. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions. Although preferred stocks may have some attributes of equity securities, the Funds generally treat such securities as income or debt securities.

RISKS OF REITS AND OTHER SECURITIES BACKED BY REAL ESTATE (EACH FUND)

The risks of investing in REITs and other securities backed by real estate, such as mortgage-backed securities and similar investments, include extraordinary weakness and volatility in recent years affecting mortgage-backed securities, derivatives, and other investments backed by real-estate related obligations issued by participants in housing finance, commercial real estate, and other real estate-related markets; widespread defaults in such investments; and major disruptions of and illiquidity in markets for such investments. Other adverse factors affecting REITs and other real estate-backed securities include past over-investment in and defaults on residential and commercial mortgages, the 2007-2009 financial crisis and recession, weak economic conditions, and environmental and similar considerations. In addition, when interest rates rise, real estate-related investments may react negatively, particularly investments that are highly exposed to floating-rate debt. To the extent that a Fund invests in REITs, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by the REITs in which it invests.

RISK OF NON-DIVERSIFICATION (FOCUS FUND)

As previously mentioned, the Focus Fund is a non-diversified portfolio, which means that at any given time it is permitted to hold fewer securities than portfolios that are “diversified.” A non-diversified portfolio is permitted to invest a greater percentage of its assets in a smaller number of securities. Holding fewer securities increases the risk that the value of the Focus Fund could go down because of the poor performance of a single investment.

RISK OF CONCENTRATED INVESTING AND LARGE POSITIONS (EACH FUND)

In addition, although each Fund (other than the Focus Fund) is considered a “diversified” portfolio under applicable law, each Fund may at times still hold a relatively concentrated portfolio that may contain fewer securities than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of each Fund could go down because of the poor performance of one or a few investments. In addition, because the Adviser may purchase relatively large ownership positions for the Funds and other accounts and may purchase the same security for multiple Funds and accounts, disposing of such positions might at times be more challenging, require sales at lower prices, or take longer than it would for smaller positions, depending on market and trading conditions, which might in some circumstances affect a Fund’s performance.

OTHER RISKS

The Funds may also invest in derivative investments or instruments such as futures, options, swaps, forward currency contracts, and other commodity interests or other instruments, and may enter into short sales of a security or instrument that the Fund currently owns (or of a security equivalent in kind or amount to another security that the Fund has an existing right to obtain without the payment of additional consideration). However, investors should not regard the possible use by the Funds of these investments as a major factor in the Funds’ investment strategies. The Funds are not intended as vehicles for investors seeking to invest substantially in these types of derivative investments or instruments, and the Funds tend to hold such investments only infrequently. If a Fund engages in these practices, the intent may be to attempt to hedge that Fund’s portfolio, or to serve other investment purposes. However, the Funds are not required to hedge their investments and may choose not to do so. Investing in derivatives or engaging in short sales may result in certain transaction costs which may reduce a Fund’s performance. In addition, no assurances can be given that derivative positions or short sales will achieve the desired correlation with the security or currency or other investment exposure that is being hedged or will achieve any other investment purpose. No assurances can be given that these investments or instruments will be used, or that, if used, they will achieve the desired results.

A Fund’s performance may be materially affected, positively or negatively, by its participation in other types of investments, including initial public offerings and other syndicated offerings of common stock or other equity or debt securities. These types of investments may have a magnified impact on Fund performance, especially with respect to smaller funds. The impact on Fund performance from these types of investments would generally be expected to diminish as a Fund’s assets grow. Whether a Fund participates in these types of investments is dependent on a variety of factors including portfolio manager interest and the limited availability of these investments, and there can be no assurance that any Fund will participate in them.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ current portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”). A schedule of the portfolio holdings of each Fund as they existed at the end of a given calendar month (excluding cash and cash equivalents) is generally posted on the Marsico Funds website at www.marsicofunds.com approximately 30 days after the end of that month.

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FUND MANAGEMENT

THE INVESTMENT ADVISER

Marsico Capital Management, LLC, located at 1200 17th Street, Suite 1600, Denver, CO 80202, serves as the investment adviser to each Fund under certain Investment Advisory and Management Agreements (the “Agreements”) with The Marsico Investment Fund (the “Trust”). The Agreements provide that the Adviser will furnish continuous investment advisory and management services to the Funds. Marsico Capital was organized in September 1997 as a registered investment adviser. In addition to advising the Funds, Marsico Capital provides investment services to other mutual funds and separate accounts and, as of December 31, 2013, had approximately $17.14 billion under management. Thomas F. Marsico is the founder, Chief Executive Officer, and Chief Investment Officer of the Adviser.

The Adviser manages the investment portfolios of the Funds, subject to policies adopted by the Trust’s Board of Trustees. Under the Agreements, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and personnel necessary for managing the Funds. Marsico Capital also pays the salaries and fees of all officers and trustees of the Trust who are also officers or employees of Marsico Capital, except as otherwise authorized by the Trust’s Board of Trustees. The Trust pays the salaries and fees of all other trustees of the Trust. For the fiscal year ended September 30, 2013, the Adviser received an aggregate fee of 0.85%, 0.85%, 0.85%, 0.85%, 0.85%, and 0.85% respectively, for investment advisory services performed, expressed as a percentage of average daily net assets of the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund (disregarding the effect of expense limitation agreements in reducing actual fees received below the amounts stated here for the International Opportunities Fund and Global Fund, and the effect of any recoupment of any fees previously waived or expenses previously reimbursed). The management fee payable to the Adviser for managing the Focus Fund and the Growth Fund is subject to breakpoints that reduce the management fee for any assets that exceed certain thresholds. The management fee schedule for these two Funds is 0.85% per year of average daily net assets up to $3 billion in each Fund, and 0.75% per year of average daily net assets exceeding $3 billion in each Fund.

The Adviser has entered into a written expense limitation and fee waiver agreement under which it has agreed to limit the total expenses of each Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.50% of the average net assets of the Growth Fund and the 21st Century Fund and 1.60% of the average net assets of the Focus Fund, International Opportunities Fund, Flexible Capital Fund, and the Global Fund until January 31, 2015. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2015, upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from a Fund fees previously waived or expenses previously reimbursed by the Adviser with respect to that Fund pursuant to this agreement (or a previous expense limitation agreement) if such reimbursement does not cause the Fund to exceed the expense limitation currently in effect and the reimbursement is made within three years after the year in which the Adviser waived the fee or reimbursed the expense.

A discussion regarding the basis for the Trustees’ approval of the Agreements between the Funds and the Adviser with regard to each Fund is available in the Funds’ semi-annual report to shareholders dated March 31, 2013 and an updated discussion will be available in the Funds’ semi-annual report to shareholders dated March 31, 2014 (for the six-month period ending March 31, 2014).

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FUND MANAGEMENT

THE PORTFOLIO MANAGERS

The following section provides biographical information about each Fund’s portfolio manager(s). Additional information relating to each portfolio manager’s compensation, other accounts managed by the portfolio manager, and each portfolio manager’s ownership of shares of the Funds managed by that manager is available in the Funds’ SAI.

THE FOCUS FUND AND THE GROWTH FUND

Thomas F. Marsico is the Chief Investment Officer of Marsico Capital, and co-manages the investment programs of the Focus Fund, the Growth Fund, and the Global Fund. Mr. Marsico has over 30 years of experience in the investment management field as a securities analyst and a portfolio manager. He is a graduate of the University of Colorado and holds an MBA from the University of Denver.

Coralie Witter, CFA, co-manages the Focus Fund and the Growth Fund. Ms. Witter is a senior analyst who joined Marsico Capital in June 2004. She was awarded the designation of Chartered Financial Analyst in 1998. She has over 15 years of experience in the financial services industry, most of which has involved equity research. Ms. Witter spent six years with Goldman, Sachs & Co., where she was a Vice President in Equity Research and the lead analyst covering the restaurant industry, and covered various internet companies for several years. Ms. Witter graduated from the University of Colorado with a Bachelor’s degree in International Affairs.

THE 21st CENTURY FUND

Brandon Geisler is the portfolio manager of the 21st Century Fund. Mr. Geisler is a senior analyst who joined Marsico Capital in January 2006. He has over ten years of experience in the financial services industry. Mr. Geisler spent four years with Goldman, Sachs & Co., where he was a Vice President in Equity Research covering the restaurant, retailing, and other consumer-related industry groups. At Marsico Capital, Mr. Geisler has remained actively involved in those areas, while broadening his research responsibilities to include the automobile, aerospace/defense, home improvement and other industries. Mr. Geisler received his MBA degree and Honours BS degree from McMaster University in Ontario.

THE INTERNATIONAL OPPORTUNITIES FUND

James G. Gendelman co-manages the International Opportunities Fund and the Global Fund, and has more than 20 years of experience in the financial services industry. Prior to joining Marsico Capital in 2000, Mr. Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor’s degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

Munish Malhotra, CFA, co-manages the International Opportunities Fund and the Flexible Capital Fund. Mr. Malhotra is a senior analyst who joined Marsico Capital in May 2003. He earned the Chartered Financial Analyst designation in 2006, and has more than 10 years of experience in the financial services industry. Mr. Malhotra was previously employed as an international equities analyst at Driehaus Capital Management in Chicago from 2000-2003. He earned a BA degree in Economics from Loyola University of Chicago and a Master's degree in Economics from the University of Denver.

THE FLEXIBLE CAPITAL FUND

Munish Malhotra, CFA, co-manages the Flexible Capital Fund and the International Opportunities Fund. Information relating to Mr. Malhotra is provided above.

Jordon Laycob co-manages the Flexible Capital Fund. Mr. Laycob has been with Marsico Capital since its inception in October 1997. He has over 15 years of experience in the financial services industry. Prior to joining Marsico Capital, Mr. Laycob spent four years at Janus Capital as a fixed-income analyst and trader. He earned a BA degree in Political Science from Emory University.

THE GLOBAL FUND

Thomas F. Marsico and James G. Gendelman co-manage the Global Fund. Information relating to Messrs. Marsico and Gendelman is provided above.

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SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price you pay when purchasing a share of a Fund, and the price you receive upon redeeming or exchanging a share of a Fund, is called the Fund’s net asset value per share (“NAV”). The NAV is calculated by taking the total value of a Fund’s assets, subtracting its liabilities, and then dividing by the number of shares outstanding. This is a standard calculation, and forms the basis for all transactions involving buying, selling, exchanging or reinvesting Fund shares. The NAV is generally calculated as of the close of trading on the NYSE (usually 4:00 p.m. Eastern Time) every day that the NYSE is open. In addition to Saturday and Sunday, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed.

Your order to purchase, redeem or exchange shares will be priced at the next NAV calculated after your order is received in good order by the Funds’ transfer agent, UMB Fund Services, Inc. (the “Transfer Agent”). In calculating each Fund’s NAV, each Fund’s investments are priced or valued based on market value, or when market quotations for these investments are not readily available, based on fair value as determined in good faith by the Adviser (with the assistance of other service providers such as the Fund Accountant) in accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees. Both domestic and foreign securities may be fair-value priced, although such pricing is more commonly undertaken for foreign securities. The Funds may use pricing sources approved by the Funds’ Board of Trustees to assist in determining the market value of the Funds’ investments. The Funds may invest in portfolio securities or instruments that are primarily traded on foreign exchanges or other markets that may be open on weekends or certain other days when the Funds do not price their shares, or that may be closed on certain days when the Funds are open for business. The value of these or other investments held by the Funds may change on days when shareholders will not be able to purchase or redeem or exchange Fund shares.

A Fund will, in accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees, generally fair value price one or more of its foreign portfolio securities or other securities if market prices for such securities are not readily available, if a significant event (as discussed in the Funds’ fair valuation procedures) after market closing affects the value of the securities and renders the closing quotations for the securities stale or unreliable, or if other changes or volatility in U.S. markets may affect the value of certain foreign securities (as discussed in the Funds’ fair valuation procedures). A Fund may use the fair value prices thereby determined in circumstances such as when, without limitation, the Fund’s net asset value would be materially affected, or in other circumstances when fair value pricing is deemed appropriate in accordance with the Funds’ fair valuation procedures.

A Fund that holds foreign securities may rely frequently on fair value pricing. The use of fair value pricing may help to ensure that on average, foreign security prices (and Fund share prices) may better reflect the values of those securities at the time the Funds’ NAVs are calculated, and may reduce opportunities for “time zone arbitrage” (see “Frequent Purchases and Redemptions of Fund Shares” below).

Fair value pricing also may at times result in portfolio security prices (and Fund share prices) that are less objective, not verifiable from independent sources (other than fair value pricing services, if available) and less precise than closing foreign market quotations as measures of market sentiment. The Board of Trustees has authorized the use of a pricing service to assist the Funds in valuing certain securities in the Funds’ portfolios that are listed or traded on foreign securities exchanges in certain circumstances when changes or volatility in U.S. markets, as represented by, for example, movement of the S&P 500 Index, may affect the value of certain foreign securities. In accordance with the Funds’ fair valuation procedures, the Funds may also fair value price certain of their foreign or domestic portfolio securities in certain other circumstances when market quotations for a security may not be readily available, or if a significant event occurs, such as, without limitation, if the exchange on which a security is principally traded closed early, or if trading in a particular security was halted during the day and did not resume prior to the time when a Fund calculates its NAV.

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SHAREHOLDER INFORMATION

INSTRUCTIONS FOR OPENING AND ADDING TO AN ACCOUNT

TO OPEN AN ACCOUNT

BY MAIL	BY TELEPHONE	BY INTERNET	BY WIRE
Complete and sign the Account Application or an IRA Application.

■    Make your check payable to the Marsico Funds.

■    For IRA accounts, please specify the year for which the contribution is made.

MAIL YOUR APPLICATION AND CHECK TO:
Marsico Funds
c/o UMB Fund Services, Inc.
P.O. Box 3210
Milwaukee, WI 53201-3210

BY OVERNIGHT DELIVERY, SEND TO:
Marsico Funds
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233-2301
888-860-8686
Telephone transactions may not be used for initial purchases.
You may open new accounts through the Marsico Funds website at: www.marsicofunds.com. For important information on this feature, see “Fund Transactions Through the Marsico Funds Website” below in this Prospectus.
Call 888-860-8686 for instructions and to obtain an account number prior to wiring the funds.

TO ADD TO AN ACCOUNT

BY MAIL	BY TELEPHONE	BY INTERNET	BY WIRE
Complete the investment slip that is included in your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, account number and address on your check.

■    Make your check payable to the Marsico Funds.

■    For IRA accounts, please specify the year for which the contribution is made.

MAIL THE SLIP AND THE CHECK TO:
Marsico Funds
c/o UMB Fund Services, Inc.
P.O. Box 3210
Milwaukee, WI 53201-3210

BY OVERNIGHT DELIVERY, SEND TO:
Marsico Funds
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233-2301
888-860-8686

You are automatically granted telephone transaction privileges unless you decline them on your Account Application. You may call 888-860-8686 to purchase shares in an existing account. Investments made by electronic funds transfer must be from a pre-designated bank account and in amounts of at least $50 and not greater than $100,000, and will be effective at the NAV next computed after your instruction is received in good order by the Transfer Agent.

You may purchase shares in an existing account through the Marsico Funds website at:
www.marsicofunds.com.

To establish online transaction privileges, you must enroll through the website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application. For important information on this feature, see “Fund Transactions Through the Marsico Funds Website” below in this Prospectus or call 888-860-8686.

Send your investment to UMB Bank, n.a. by following the instructions listed in the column below.

SEND YOUR INVESTMENT TO UMB BANK, N.A. WITH THESE INSTRUCTIONS:

■    UMB Bank, n.a.
■    ABA#: 101000695
■    For Credit to the Marsico Funds
■    A/C#: 9870858118
■    For further credit to: investor account number; name(s) of investor(s); SSN or TIN; name of Fund to be purchased.

AUTOMATIC SERVICES

With your initial investment, please indicate on your application which of the automatic service(s) described below you want for your account. Return your application with your investment.

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SHAREHOLDER INFORMATION

TELEPHONE AND WIRE TRANSACTIONS

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. It takes 15 calendar days after receipt by the Funds of your bank account information to establish this feature. Purchases by ACH transfer may not be made during this time. When opening an account, you are automatically granted telephone transaction privileges unless you decline them on your Account Application. You must have ACH instructions on your account in order to conduct online purchases. With respect to purchases made by telephone, the Funds and their agents will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. The Funds or their agents will not be liable for any loss, cost or expense for acting upon telephone instructions believed to be genuine or for any unauthorized telephone transactions.

If you plan to purchase your initial shares by wire, the Transfer Agent first must have received a completed Account Application and issued an account number to you to credit your account for the wire. The account number must be included in the wiring instructions set forth above.

The Transfer Agent must receive your Account Application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Transfer Agent receives a properly completed and executed Account Application.

ADDITIONAL PURCHASE INFORMATION

The Funds may hold redemption proceeds until the proceeds used to purchase shares have been collected (e.g., your check has cleared, or your ACH payments have been received), but in no event for more than 10 calendar days. If you fail to provide and certify to the accuracy of your Social Security Number or Taxpayer Identification Number, the Funds will be required to withhold 28% of all dividends, distributions and payments, including your redemption proceeds.

Under the unclaimed property laws of various states, if no activity occurs in your account and the Funds are unable to contact you at the address of record within the time periods specified by various state laws, your account, including the shares of the Funds held in the account, may be liquidated and the proceeds transferred to the appropriate state.

Please note that the Funds are offered and sold only to persons residing in the U.S. or Puerto Rico. Applications will only be accepted if they contain a U.S. or Puerto Rico address. This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the Funds in any jurisdiction where it would be unlawful under the securities laws of that jurisdiction.

The Funds will not accept your Account Application if you are investing for another person as attorney-in-fact. The Funds will not accept accounts with “Power of Attorney” or “POA” in the registration section of the Account Application.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete ACH or other electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. You will also be responsible for any losses suffered by the Funds as a result. The Funds may redeem shares you own in this or any identically registered Marsico Funds account as reimbursement for any such losses. The Funds reserve the right to reject any purchase order for Fund shares and to involuntarily redeem any account holder’s shares under certain other circumstances as permitted under the 1940 Act.

At their discretion, the Funds may, but are not required to, accept “in-kind” purchases from investors who pay for Fund shares with securities instead of cash. Such in-kind purchases involving a Fund’s receipt of portfolio securities in exchange for Fund shares can be beneficial because they may avoid some brokerage costs that the Funds would otherwise incur to purchase portfolio securities. Securities contributed as part of in-kind purchases generally would be required to meet certain criteria determined by the Adviser, including that they be liquid securities that are permissible and appropriate investments for the Funds and be readily priced. Some brokerage costs may still be incurred by the Funds and purchasing investors in such transactions.

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SHAREHOLDER INFORMATION

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

■	Name;

■	Date of birth (for individuals);

■	Residential or business street address (post office box numbers may also be provided for mailing purposes); and

■	Social Security Number, Taxpayer Identification Number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. In accordance with federal law requirements, the Funds have implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed, and the proceeds received may be less than the amount originally invested.

INVESTMENT MINIMUMS

	Initial	Additional
Regular accounts	$2,500	$100
Traditional IRAs and IRA Rollovers	1,000	100
Spousal IRAs	500	100
Roth IRAs	1,000	100
SEP-IRAs	500	100
Gifts to minors	500	50
Automatic Investment Plans	1,000	50

INVESTMENTS MADE THROUGH FINANCIAL SERVICES AGENTS

If you invest in the Funds indirectly through an intermediary such as a financial services agent (rather than directly with the Funds through the Transfer Agent), the policies and fees associated with making an investment may be different than those described here. Financial advisers, mutual fund supermarkets and other financial services agents may charge their own transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial services agent if you have any questions. Your financial services agent is responsible for transmitting your orders to the Transfer Agent in a timely manner, which ordinarily means by 4:00 p.m. Eastern Time (or the close of the NYSE, whichever is earlier). To ensure that your order is completed at the next calculated net asset value for the Funds, you may need to place your order with your financial services agent early in the day so the financial services agent can transmit the order in time to be received by the Transfer Agent by 4:00 p.m. Eastern Time (or the close of the NYSE, whichever is earlier).

Certain financial services agents may enter into agreements with the Funds or their agents which permit them to confirm orders timely received on behalf of customers by phone or other means, with payment to follow later, in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the transaction may be rescinded and the financial services agent may be held liable for any resulting losses.

The Funds have adopted a plan for the payment of distribution fees pursuant to Rule 12b-1, and may pay such fees to financial intermediaries to cover Fund distribution costs and other costs. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds also may pay administrative fees to financial services agents to cover the costs of shareholder servicing, recordkeeping, and other administrative services provided to shareholders by financial services agents. The Funds may seek to reduce administrative fees payable to a financial services agent through commission recapture arrangements, in which a portion of commissions payable to a financial services agent for the execution of Fund portfolio transactions is credited against such non-distribution–related administrative fees.

The Adviser, at its own expense and using its own resources including profits realized from its services to the Funds, may pay financial services agents to help cover distribution or administrative costs on behalf of the Funds.

31

SHAREHOLDER INFORMATION

INSTRUCTIONS FOR SELLING FUND SHARES

TO SELL SHARES

BY MAIL		BY TELEPHONE
Write a letter of instruction that includes:

■    the name(s) and signature(s) of all account owners;

■    your account number;

■    the Fund name;

■    the dollar or share amount you want to sell;

■    how and where to send the proceeds; and

■    if redeeming from your IRA, please note applicable withholding requirements.

In certain situations, you may be required to obtain a Medallion signature guarantee or provide other documents in order to sell shares. Information about such requirements appears in “Signature Guarantees” below.

■    You are automatically granted telephone transaction privileges unless you decline them on your Account Application. You may redeem Fund shares by calling 888-860-8686. Redemption proceeds will be mailed directly to you or electronically transferred to your predesignated bank account.

■    Unless you decline telephone privileges on your Account Application, as long as the Funds take reasonable measures to verify the order, you will be responsible for any fraudulent telephone order.

■    You may redeem as little as $500 and as much as $100,000 by telephone redemption.

MAIL YOUR REQUEST TO:	BY OVERNIGHT DELIVERY, SEND TO:
Marsico Funds c/o UMB Fund Services, Inc. P.O. Box 3210 Milwaukee, WI 53201-3210	Marsico Funds c/o UMB Fund Services, Inc. 803 West Michigan Street Milwaukee, WI 53233-2301 888-860-8686

BY INTERNET	SYSTEMATIC WITHDRAWAL PLAN
You may redeem shares through the Marsico Funds website at
www.marsicofunds.com. To establish online transaction privileges you must enroll through the website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application. For important information on this feature, see “Fund Transactions through the Marsico Funds Website” below in this Prospectus or call 888-860-8686.

Call us to request a Systematic Withdrawal Plan. It may be set up over the phone or by letter of instruction.

For specific information on how to redeem your account, and to determine if a Medallion signature guarantee or other documentation is required, please see “Signature Guarantees” below or call 888-860-8686.

As explained under “How to Exchange Shares” below, shareholders in the Funds may exchange all or part of their investment for shares of the BofA Cash Reserves Fund, a money market fund offered and managed by affiliates of Bank of America. THE MARSICO SHARES OF THE BofA CASH RESERVES FUND ARE NOT OFFERED BY THIS PROSPECTUS. Marsico Fund shareholders should read carefully the separate prospectus for the Marsico Shares of the BofA Cash Reserves Fund, which contains information about the fund’s yield, investment objective, risks, charges and expenses, before making an exchange investment into this fund.

32

SHAREHOLDER INFORMATION

ADDITIONAL REDEMPTION INFORMATION

PAYMENT OF REDEMPTION PROCEEDS

You may sell your Fund shares at any time, subject to the policies and procedures discussed in “Frequent Purchases and Redemptions of Fund Shares” below. Your shares will be redeemed at the next NAV calculated after your order is received in good order by the Transfer Agent. Your order will be processed promptly and you will generally receive the proceeds within seven days after receipt of your properly completed request. If you request payment by wire transfer, payment of the redemption proceeds for shares of the Funds will normally be made in federal funds on the next business day to the bank and account you have designated as described further below.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 10 calendar days. This procedure is intended to protect the Funds and their shareholders from loss.

The Transfer Agent will wire redemption proceeds only to the bank and account designated on the Account Application or in written instructions (with Medallion signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System. The Transfer Agent currently charges a $15.00 fee for each payment of redemption proceeds by wire, which will be deducted from your redemption proceeds. An additional $12.50 fee is charged by the Transfer Agent for any IRA distributions. If you request that your redemption proceeds be sent via overnight delivery, the Transfer Agent will deduct an additional $20.00 from your account or proceeds to cover the associated costs.

If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic service currently in effect for the account will be terminated unless you indicate otherwise in writing.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds are intended primarily for use as long-term investment vehicles. The Funds are not intended to provide a means of speculating on short-term market movements. Large and frequent short-term trades by investors have the potential to make the Funds more difficult to manage efficiently, and could in some cases impose additional brokerage or administrative costs on the Funds, or dilute the value of Fund shares held by long-term investors. The Funds do not have any arrangements with any person to permit frequent short-term purchases and redemptions of their shares, and the Funds’ Transfer Agent may monitor for certain types of frequent trading activity by shareholders. If large and frequent short-term trading by a shareholder is detected, the Funds may take reasonable action in response, up to and including the limitation, suspension, or termination of a shareholder’s purchase or exchange privileges. It may not be feasible for the Funds to detect or prevent every potential instance of short-term trading.

“Time zone arbitrage” of mutual funds that hold substantial foreign securities is one type of short-term trading that the Funds seek to discourage. A trader who practices time zone arbitrage seeks to profit by buying or selling mutual fund shares based on events which occur after the close of foreign markets when the effects of those events may not be fully reflected in closing foreign market quotations used to value mutual fund shares.

The Board of Trustees has adopted policies and procedures with respect to frequent short-term purchases and redemptions of Fund shares by Fund shareholders. The Funds reserve the right to modify their policies and procedures at any time without prior notice as the Board of Trustees in its sole discretion deems to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

Under Rule 22c-2 of the 1940 Act, the Funds have entered into agreements with financial intermediaries that maintain subaccounts for themselves and their customers with the Transfer Agent obligating such financial intermediaries to provide, upon each Fund’s request, certain information regarding their customers and their customers’ transactions in shares of the Funds. However, there can be no guarantee that all short-term trading will be detected in a timely manner, since the Funds will rely on the financial intermediaries to provide the trading information, and the Funds cannot be assured that the trading information, when received, will be in a form that can be quickly analyzed or evaluated by the Funds.

The Funds may take other steps to discourage large and frequent short-term trades by Fund shareholders, including fair value pricing of foreign or other securities as discussed above.

SIGNATURE GUARANTEES

Please note that each owner of a Fund account must obtain a signature guarantee from a participant in the Securities Transfer Association Medallion Program for certain redemption requests. The Medallion signature guarantee is designed to protect you and the Funds from fraud. You may obtain a Medallion signature guarantee from most banks, credit unions, savings associations, broker-dealers, national securities exchanges, registered securities exchanges, or clearing agencies deemed eligible by the SEC. A notary public cannot provide a Medallion signature guarantee.

In particular, when you submit a written request to redeem Fund shares in your account, your request must include the original signature of each owner of the account and a Medallion signature guarantee if any of the following is true:

■	You wish to sell more than $100,000 worth of shares;

■	You change the ownership of your account;

■	You are requesting that redemption proceeds be sent to a different address than your address of record;

■	You are requesting that redemption proceeds be sent by federal wire transfer to a bank other than your bank of record;

■	You are requesting that redemption proceeds be paid to someone other than the account owner;

■	The address on your account (address of record) has changed within the last 15 days; or

■	The redemption proceeds are being transferred to a Fund account with a different ownership name or registration.

33

SHAREHOLDER INFORMATION

CORPORATE, TRUST AND OTHER ACCOUNTS

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Funds at 888-860-8686 before making the redemption request to determine what additional documents are required.

TRANSFER OF OWNERSHIP

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Funds at 888-860-8686 before making your request to determine what additional documents are required.

REDEMPTION INITIATED BY THE FUNDS

If your account balance in a Fund falls below $500, the Fund may ask you to increase your balance. If your account balance is still below $500 after 30 days, a Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. The right of redemption by the Funds relating to the minimum balance requirement will not apply if the value of your account drops below $500 because of market performance. The Funds may also close your account and send you the proceeds under certain other circumstances as permitted under the 1940 Act.

REDEMPTION IN-KIND

It is currently the Funds’ policy to pay all redemptions in cash. The Funds retain the right, however, to elect at any time to instead pay large redemptions in whole or in part by a distribution in-kind of portfolio securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges and taxes on the sale of any such securities so received. A Fund has no obligation to pay distributions in-kind instead of cash in any circumstances.

HOW TO EXCHANGE SHARES

You may exchange all or a portion of your investment from one Marsico Fund to another. You may exchange shares by mail, by telephone or through the Marsico Funds website. You are automatically granted telephone transaction privileges unless you decline them on your Account Application. You must have telephone transaction privileges in order to conduct online transactions. You may establish online transaction privileges by enrolling through the website. For important information on this feature, see “Fund Transactions Through the Marsico Funds Website” below in this Prospectus. Any new account established through an exchange will have the same privileges as your original account and will also be subject to the minimum investment requirements described above. Aside from this requirement, there is a $500 minimum exchange amount for exchanging shares under the program. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

In addition to your ability to exchange all or a portion of your investment among the Marsico Funds, you may also exchange Fund shares for a dedicated share class of the BofA Cash Reserves Fund, a money market fund offered and managed by affiliates of Bank of America. THE MARSICO SHARES OF THE BofA CASH RESERVES FUND ARE NOT OFFERED BY THIS PROSPECTUS. An exchange of all or part of an investment in a Marsico Fund into the Marsico Shares of the BofA Cash Reserves Fund, is a separate investment decision made by a Marsico Fund shareholder. Neither Marsico Capital nor the Marsico Funds make any recommendation to invest in the BofA Cash Reserves Fund. Marsico Fund shareholders should read carefully the separate prospectus for the Marsico Shares of the BofA Cash Reserves Fund, which contains information about the fund’s yield, investment objective, risks, charges and expenses, before making an exchange investment into this fund. Neither the BofA Cash Reserves Fund nor Bank of America is an affiliated person of the Marsico Funds or Marsico Capital. An investment in the BofA Cash Reserves Fund is not a bank deposit, and is not insured or guaranteed by the Marsico Funds, Marsico Capital, Bank of America, the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

UMB Fund Services, Inc., the Marsico Funds’ transfer agent, receives a service fee from the BofA Cash Reserves Fund at the annual rate of 0.25% of the average daily net assets of the Marsico Shares of BofA Cash Reserves Fund. This fee is for transfer agent services provided to shareholders of the Marsico shares of BofA Cash Reserves Fund. UMB Fund Services, Inc. is an affiliate of the Marsico Funds’ distributor.

You may obtain a prospectus for the Marsico Shares of the BofA Cash Reserves Fund on the Marsico Funds website at www.marsicofunds.com or by calling 888-860-8686.

Please note that when exchanging from a Marsico Fund to the BofA Cash Reserves Fund, you will begin accruing income from the BofA Cash Reserves Fund the day following the exchange. When exchanging less than all of the balance from the BofA Cash Reserves Fund to a Marsico Fund, your exchange proceeds will exclude accrued and unpaid income from the BofA Cash Reserves Fund through the date of exchange.

The Funds may change, temporarily suspend or terminate the exchange privilege during unusual market conditions or when a Fund determines such action to be in the best interests of the Fund or its shareholders. To the extent reasonably feasible, the affected Fund will seek to give shareholders 60 days’ advance notice of material changes to or termination of exchange privileges.

On occasions such as during periods of severe weather or significant market turmoil, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may instead choose to mail the requests to the Funds at the address listed under “Instructions for Opening and Adding to an Account” above, or access your account through the Marsico Funds website at www.marsicofunds.com.

34

SHAREHOLDER INFORMATION

FUND TRANSACTIONS MADE THROUGH THE MARSICO FUNDS WEBSITE

WWW.MARSICOFUNDS.COM

You may visit us online through the Marsico Funds website at www.marsicofunds.com to access information such as your Fund’s recent as well as long-term performance information. You may also view portfolio holdings of the Funds as they existed at the end of a given calendar month (excluding cash and cash equivalents), which are generally posted on the website approximately 30 days after the end of that month. Additionally, the Marsico Funds website offers other resources including daily performance information, quarterly investment reviews and shareholder reports relating to the Funds.

In addition to checking your Fund account balance(s) and historical transactions, you may purchase, redeem or exchange shares of the Funds through the Marsico Funds website at www.marsicofunds.com. You may establish online transaction privileges by enrolling on the website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application. You will be required to enter into a user’s agreement through the website in order to enroll for these privileges. In order to conduct online transactions, you must have telephone transaction privileges. To purchase shares online, you must also have ACH instructions on your account. If you opened your account online, then any redemption proceeds will only be sent to you via ACH or wire to the account from which the initial proceeds were drawn. Otherwise, redemption proceeds may be sent by check or, if your account has bank information, by wire or ACH.

Payment for purchases of shares through the Marsico Funds website may be made only through an ACH debit of your bank account. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Redemptions from accounts established through the website will be paid only to the bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website.

The Funds impose an upper limit of $100,000 on purchase and redemption transactions through the Marsico Funds website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecure, unstable, unregulated and unpredictable environment. Your ability to use the Marsico Funds website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, they cannot assure you that inquiries, account information or trading activity will be completely secure.

There may also be delays, malfunctions or other inconveniences generally associated with use of the Internet. There may also be times when the Marsico Funds website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing, redeeming or exchanging shares by another method. Neither the Funds, the Transfer Agent, UMB Distribution Services, LLC (the “Distributor”) nor the Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

RETIREMENT PLAN SERVICES

The Funds offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on establishing retirement accounts and for a complete list of retirement accounts offered, please call 888-860-8686. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail. A $12.50 fee is charged annually for the maintenance of each such account. The Transfer Agent currently charges a distribution fee of $12.50 for each redemption from an IRA account and an additional $15.00 fee for each payment by wire of redemption proceeds from an IRA account. If you request that your redemption proceeds be sent via overnight delivery, the Transfer Agent will deduct an additional $20.00 from your account or proceeds to cover the associated costs.

The retirement plans currently available to shareholders of the Funds include:

Traditional IRA and IRA Rollovers: an individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Rollovers are not deductible. Assets can grow tax-free and distributions are taxable as income.

Spousal IRA: an IRA funded by a working spouse in the name of a non-earning spouse.

SEP-IRA: an individual retirement account funded by employer contributions. Your assets grow tax-free and distributions are taxable as income.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and tax-free distributions for qualified distributions.

AUTOMATIC SERVICES FOR FUND INVESTORS

Buying, selling, or exchanging shares automatically is easy with the services described below. With each service, you select a schedule and an amount, subject to certain restrictions. You can set up most of these services with your Account Application or by calling 888-860-8686.

FOR BUYING SHARES

Automatic Investment Plan

For making automatic investments from a designated bank account.

Payroll Direct Deposit Plan

For making automatic investments from your payroll check.

35

SHAREHOLDER INFORMATION

Dividend Reinvestment

If you do not specify an election, all income dividends and capital gains distributions will be automatically reinvested in shares of the Funds.

FOR EXCHANGING & FOR SELLING SHARES

Automatic Exchange Plan

An automatic exchange plan is intended for making regular exchanges from one Marsico Fund into another Marsico Fund or between a Marsico Fund and the BofA Cash Reserves Fund. As explained under “How to Exchange Shares” above, shareholders in the Funds may exchange all or part of their investment for shares of the BofA Cash Reserves Fund, a money market fund offered and managed by affiliates of Bank of America. THE MARSICO SHARES OF THE BofA CASH RESERVES FUND ARE NOT OFFERED BY THIS PROSPECTUS. Marsico Fund shareholders should read carefully the separate prospectus for the Marsico Shares of the BofA Cash Reserves Fund, which contains information about the fund’s yield, investment objective, risks, charges and expenses, before making an exchange investment into this fund. This plan is available to IRA accounts having a minimum balance of $1,000.

Systematic Withdrawal Plan

A systematic withdrawal plan is intended for making regular withdrawals from the Funds.

SHAREHOLDER COMMUNICATIONS

ACCOUNT STATEMENTS

Every quarter, Marsico Fund investors automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

CONFIRMATIONS

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

REGULATORY MAILINGS

Financial reports will be sent at least semi-annually. Annual reports will include audited financial statements. To reduce Fund expenses, one copy of each report will be mailed to each Taxpayer Identification Number even though the investor may have more than one account in the Funds.

You may elect to receive statements, confirmations and/or regulatory mailings electronically in lieu of paper copies by registering for this feature on the Marsico Funds website at www.marsicofunds.com. For existing accounts, please call 888-860-8686 for instructions.

DIVIDENDS AND DISTRIBUTIONS

Seeking current income may be a limited consideration for the Flexible Capital Fund. Neither the Flexible Capital Fund nor any other Fund is required to seek current income or to maintain any portion of its total assets in fixed or variable income securities. The Funds may not necessarily have any income to distribute at any given time, and are not required to make regular distributions (except insofar as mutual funds distribute income and capital gains annually to address tax considerations). The Funds intend to pay distributions on an annual basis to the extent they have income and/or capital gains to distribute at such times. You may elect to reinvest income dividends and capital gains distributions in shares of the Funds or receive these distributions in cash.

Dividends and any other distributions from the Funds are automatically reinvested in the Funds at the next calculated NAV, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

If you are interested in changing your election, you may call the Transfer Agent at 888-860-8686 or send written notification to Marsico Funds, c/o UMB Fund Services, Inc., P.O. Box 3210, Milwaukee, WI 53201-3210.

TAXES

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional tax information. Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences of an investment in the Funds.

As described under “Dividends and Distributions” above, each Fund will seek to distribute all or substantially all of its income and gains to its shareholders each year. Each Fund generally will not have to pay income tax on amounts it distributes to shareholders. Fund dividends and distributions (whether paid in cash or reinvested in additional Fund shares) are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). A portion of the shareholder dividends derived from corporate dividends may be eligible for the corporate dividends-received deduction.

For taxable years beginning after December 31, 2012, the maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts. These rates do not apply to corporate taxpayers. Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a holding period of more than 60 days for their Fund shares with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions by a Fund of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

36

SHAREHOLDER INFORMATION

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

A dividend or capital gains distribution declared by a Fund in October, November or December, but paid during January of the following year will be considered to be paid on December 31 of the year it was declared.

Because each of the Funds may invest in foreign securities, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by countries other than the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund at the close of a taxable year consists of stock or securities in non-U.S. companies, and if that Fund elects to “pass through” foreign taxes, shareholders of the Fund may be able to claim U.S. foreign tax credits with respect to foreign taxes paid by the Fund, subject to certain provisions and holding period and other limitations contained in the Internal Revenue Code of 1986, as amended. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund.

Shareholders that sell, exchange or redeem Fund shares generally will have a capital gain or loss from the sale, redemption or exchange. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, exchange or redemption, how long the shares were held and whether the shareholder’s income exceeds certain threshold amounts.

If the value of shares is reduced below a shareholder’s cost as a result of a distribution by a Fund, the distribution will generally be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution may receive a distribution that may largely constitute a return of capital to those investors but will be taxable to them as income. This is known as “buying a dividend.”

Shareholders will be advised annually as to the federal tax status of dividends and capital gain distributions made by each Fund for the preceding year. Distributions by the Funds generally will be subject to state and local taxes. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected as an adjustment to the tax basis of the shares acquired.

As with all mutual funds, each Fund may be required to withhold U.S. Federal income tax at the current rate of 28% of all taxable distributions to you if you fail to provide the Fund with your correct Taxpayer Identification Number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding.

If you are not a citizen of the United States and do not reside there, the Fund will generally withhold 30% (or a lower rate if applicable by treaty) on taxable distributions made to you.

As of January 1, 2012, federal law requires that mutual fund companies maintain a shareholder’s cost basis by tax lot and report gain/loss information and holdings periods for sales of mutual fund shares that are “covered” securities to the Internal Revenue Service (“IRS”) and to shareholders on Form 1099. Covered securities are mutual fund shares acquired on or after January 1, 2012. A fund is not responsible for maintaining and reporting share information if such shares are not deemed “covered”.

The tax regulations require that the Funds elect a default tax identification methodology in order to perform the required reporting. The Funds have chosen the first-in-first-out (“FIFO”) method as the default tax lot identification method for its shareholders. This is the method the Funds will use to determine which specific shares are deemed to be sold when a shareholder’s entire position is not sold in a single transaction and is the method in which “covered” share sales will be reported on a shareholder’s Form 1099.

However, at the time of purchase or upon the sale of “covered” shares, shareholders may generally choose a different tax lot identification method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

37

FINANCIAL HIGHLIGHTS

Financial highlights are presented below for each of the Funds. The financial highlights table is intended to help you understand each Fund’s financial performance and other financial information for the past five years. Certain information reflects financial results for a single Fund share. “Total Return” shows how much an investor in each Fund would have earned on an investment in a Fund assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm. The report of PricewaterhouseCoopers LLP and each Fund’s financial statements are incorporated by reference in the SAI, which is available through several channels described in “Where to go for More Information” below.

	MARSICO FOCUS FUND
For a Fund Share Outstanding Throughout the Period	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/09

Net Asset Value, Beginning of Period	$20.02	$15.97	$15.79	$14.38	$15.43

Income from Investment Operations:
Net investment income (loss)	(0.03)	0.02	(0.02)	(0.01)	0.04
Net realized and unrealized gains (losses) on investments	3.84	4.03	0.20	1.45	(0.99)

Total from investment operations	3.81	4.05	0.18	1.44	(0.95)

Distributions & Other:
Net investment income	(0.03)	—	—	(0.03)	(0.09)
Tax return of capital	—	—	—	—	—
Net realized gains	(2.33)	—	—	—	(0.01)
Redemption fees	— (1)	— (1)	— (1)	— (1)	— (1)

Total distributions and other	(2.36)	—	—	(0.03)	(0.10)

Net Asset Value, End of Period	$21.47	$20.02	$15.97	$15.79	$14.38

Total Return	21.86%	25.36%	1.14%	10.02%	(5.98)%

Supplemental Data and Ratios:

Net assets, end of Period (000s)	$854,708	$966,010	$936,382	$1,451,877	$2,001,041

Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus reimbursements of previously waived expenses	1.35%	1.34%	1.33%	1.33%	1.31%

Ratio of net investment income (loss) to average net assets, net of waivers, reimbursements of previously waived expenses and expenses paid indirectly	(0.10)%	0.09%	(0.04)%	(0.06)%	0.27%

Ratio of expenses to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	1.35%	1.34%	1.33%	1.33%	1.31%

Ratio of net investment income (loss) to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	(0.10)%	0.09%	(0.04)%	(0.06)%	0.27%

Portfolio turnover rate	92%	66%	82%	85%	90%

(1)	Less than $0.01.

38

FINANCIAL HIGHLIGHTS

MARSICO GROWTH FUND					MARSICO 21st CENTURY FUND
Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/09	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/09

$21.96	$17.43	$17.04	$15.32	$16.73	$14.24	$11.36	$12.38	$11.56	$12.86

— (1)	0.03	— (1)	0.01	0.07	(0.09)	(0.06)	(0.06)	(0.08)	— (1)
4.30	4.51	0.40	1.78	(1.38)	3.90	2.94	(0.96)	0.90	(1.27)

4.30	4.54	0.40	1.79	(1.31)	3.81	2.88	(1.02)	0.82	(1.27)

(0.04)	(0.01)	(0.01)	(0.07)	(0.09)	—	—	—	—	(0.01)
—	—	—	—	—	—	—	—	—	(0.02)
(1.19)	—	—	—	(0.01)	—	—	—	—	—
— (1)	— (1)	— (1)	— (1)	— (1)	— (1)	— (1)	— (1)	— (1)	— (1)

(1.23)	(0.01)	(0.01)	(0.07)	(0.10)	—	—	—	—	(0.03)

$25.03	$21.96	$17.43	$17.04	$15.32	$18.05	$14.24	$11.36	$12.38	$11.56

20.92%	26.04%	2.34%	11.75%	(7.74)%	26.76%	25.35%	(8.24)%	7.09%	(9.79)%

$564,766	$677,393	$666,925	$883,053	$1,193,231	$312,215	$354,545	$495,482	$757,438	$921,676

1.37%	1.35%	1.33%	1.33%	1.30%	1.45%	1.41%	1.37%	1.37%	1.37%

0.01%	0.15%	0.03%	0.04%	0.42%	(0.33)%	(0.31)%	(0.32)%	(0.60)%	0.06%

1.37%	1.35%	1.33%	1.33%	1.30%	1.45%	1.41%	1.37%	1.37%	1.37%

0.01%	0.15%	0.03%	0.04%	0.41%	(0.33)%	(0.31)%	(0.32)%	(0.60)%	0.06%

114%	65%	67%	67%	77%	102%	63%	86%	100%	135%

39

FINANCIAL HIGHLIGHTS

	MARSICO INTERNATIONAL OPPORTUNITIES FUND
For a Fund Share Outstanding Throughout the Period	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/09

Net Asset Value, Beginning of Period	$12.50	$10.61	$12.57	$11.86	$12.27

Income from Investment Operations:
Net investment income (loss)	0.09	0.01	(0.22)	0.04	0.06
Net realized and unrealized gains (losses) on investments	2.71	1.88	(1.49)	0.72	(0.33)

Total from investment operations	2.80	1.89	(1.71)	0.76	(0.27)

Distributions & Other:
Net investment income	—	—	(0.25)	(0.05)	(0.14)
Net realized gains	—	—	—	—	—
Redemption fees	— (1)	— (1)	— (1)	— (1)	— (1)

Total distributions and other	—	—	(0.25)	(0.05)	(0.14)

Net Asset Value, End of Period	$15.30	$12.50	$10.61	$12.57	$11.86

Total Return	22.40%	17.81%	(13.98)%	6.48%	(1.68)%

Supplemental Data and Ratios:

Net assets, end of Period (000s)	$119,522	$134,221	$153,855	$359,016	$450,926

Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus reimbursements of previously waived expenses	1.60%	1.60%	1.56%	1.52%	1.48%

Ratio of net investment income (loss) to average net assets, net of waivers, reimbursements of previously waived expenses and expenses paid indirectly	0.61%	0.29%	(0.22)%	0.31%	0.54%

Ratio of expenses to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	1.74%	1.65%	1.56%	1.52%	1.48%

Ratio of net investment income (loss) to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	0.47%	0.24%	(0.22)%	0.31%	0.54%

Portfolio turnover rate	121%	66%	103%	134%	108%

(1)	Less than $0.01.

40

FINANCIAL HIGHLIGHTS

MARSICO FLEXIBLE CAPITAL FUND					MARSICO GLOBAL FUND
Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/09	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/09

$15.79	$12.05	$11.97	$9.65	$8.74	$11.51	$9.06	$9.90	$8.59	$8.87

0.04	0.03	0.08	0.27	0.06	(0.02)	(0.07)	(0.05)	(0.05)	0.04
3.28	3.77	0.12	2.42	0.93	3.25	2.52	(0.70)	1.42	(0.24)

3.32	3.80	0.20	2.69	0.99	3.23	2.45	(0.75)	1.37	(0.20)

(0.09)	(0.06)	(0.09)	(0.37)	(0.08)	—	—	(0.09)	(0.06)	(0.08)
(0.81)	—	(0.03)	—	—	—	—	—	—	—
— (1)	— (1)	— (1)	— (1)	— (1)	— (1)	— (1)	— (1)	— (1)	— (1)

(0.90)	(0.06)	(0.12)	(0.37)	(0.08)	—	—	(0.09)	(0.06)	(0.08)

$18.21	$15.79	$12.05	$11.97	$9.65	$14.74	$11.51	$9.06	$9.90	$8.59

22.34%	31.63%	1.59%	28.68%	11.68%	28.06%	27.04%	(7.73)%	16.01%	(1.93)%

$805,735	$590,293	$409,145	$132,345	$31,331	$61,383	$54,195	$108,021	$116,101	$109,149

1.41%	1.43%	1.27%	0.75%	0.75%	1.60%	1.60%	1.48%	1.54%	1.40%

0.16%	0.17%	0.55%	1.33%	1.44%	(0.06)%	(0.32)%	(0.46)%	(0.57)%	0.52%

1.41%	1.43%	1.40%	1.73%	2.84%	1.86%	1.70%	1.48%	1.54%	1.58%

0.16%	0.17%	0.42%	0.35%	(0.65)%	(0.32)%	(0.42)%	(0.46)%	(0.57)%	0.34%

145%	121%	231%	146%	259%	134%	95%	93%	125%	185%

41

WHERE TO GO FOR MORE INFORMATION

You will find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports list the holdings in each Fund as of the end of the relevant period, describe Fund performance, include financial statements for the Funds, and discuss the market conditions and strategies that significantly affected each Fund’s performance.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional and more detailed information about each Fund, and is considered to be a part of this Prospectus.

THERE ARE THREE WAYS TO GET A COPY OF THESE DOCUMENTS

1.	Obtain a copy online at www.marsicofunds.com, or call or write us to request a copy through the contact information provided below, and it will be sent without charge:

Marsico Funds c/o UMB Fund Services, Inc.
P.O. Box 3210
Milwaukee, WI 53201-3210
888-860-8686
www.marsicofunds.com

2.
Call, write or submit an E-mail request to the Public Reference Section of the SEC and ask them to mail you a copy. The SEC charges a fee for this service. You can also visit the SEC’s Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling one of the numbers below:

Public Reference Section of the SEC
Washington, D.C. 20549-1520
202-551-8090 or 800-SEC-0330
or by e-mailing the SEC at: publicinfo@sec.gov

3.	Go to the SEC’s website (www.sec.gov) and download a free text-only version from the EDGAR Database on the website. The Trust’s SEC Investment Company Act file number is 811-08397.

You can obtain these documents or request other information, and discuss your questions about the Funds, by contacting the Funds at P.O. Box 3210, Milwaukee, WI 53201-3210 or 888-860-8686.

42

THE MARSICO INVESTMENT FUND

■	MARSICO FOCUS FUND

■	MARSICO GROWTH FUND

■	MARSICO 21st CENTURY FUND

■	MARSICO INTERNATIONAL OPPORTUNITIES FUND

■	MARSICO FLEXIBLE CAPITAL FUND

■	MARSICO GLOBAL FUND

INVESTMENT ADVISER Marsico Capital Management, LLC ADMINISTRATOR UMB Fund Services, Inc. DISTRIBUTOR UMB Distribution Services, LLC COUNSEL Dechert LLP	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP TRANSFER AND DIVIDEND DISBURSING AGENT UMB Fund Services, Inc. CUSTODIAN State Street Bank and Trust Company

43

MARSICO FUNDS®

The Marsico Investment Fund

UMB Distribution Services, LLC, Distributor

P.O. Box 3210, Milwaukee, WI 53201-3210

www.marsicofunds.com • 888.860.8686

© 2014 MARSICO CAPITAL MANAGEMENT, LLC

STATEMENT OF ADDITIONAL INFORMATION

January 31, 2014

This Statement of Additional Information (also referred to as the “SAI”) is not a prospectus.  It should be read in conjunction with the prospectus dated January 31, 2014, as amended from time to time (the “Prospectus”) for The Marsico Investment Fund (the “Trust”).  A copy of the Prospectus may be obtained without charge by calling 888-860-8686 or writing to UMB Fund Services, Inc., P.O. Box 3210, Milwaukee, WI 53201-3210.  The Trust offers six investment portfolios: the Marsico Focus Fund, the Marsico Growth Fund, the Marsico 21st Century Fund, the Marsico International Opportunities Fund, the Marsico Flexible Capital Fund and the Marsico Global Fund (each may be separately referred to as a “Fund” and collectively, as the “Funds”).  The financial statements of the Funds appearing in the Annual Report to Shareholders for the fiscal year ended September 30, 2013 are incorporated herein by reference.  The Annual Report to Shareholders may be obtained without charge by calling 888-860-8686 or writing to UMB Fund Services, Inc., P.O. Box 3210, Milwaukee, WI 53201-3210.

PAGE

INVESTMENT GOALS AND POLICIES	1
FUNDAMENTAL INVESTMENT RESTRICTIONS	1
ADDITIONAL INVESTMENT RESTRICTIONS	3
TYPES OF SECURITIES AND INVESTMENT TECHNIQUES	4
TRUSTEES AND OFFICERS OF THE TRUST	40
INVESTMENT ADVISORY AND OTHER SERVICES	50
DISTRIBUTION PLAN	54
PORTFOLIO TRANSACTIONS AND BROKERAGE	55
PORTFOLIO TURNOVER	58
PERFORMANCE INFORMATION	58
AVERAGE ANNUAL TOTAL RETURN	58
TAX STATUS	60
NET ASSET VALUE	67
CAPITAL STRUCTURE	68
HOW TO BUY AND SELL FUND SHARES	69
HOW TO EXCHANGE	71
FINANCIAL STATEMENTS	72
DISTRIBUTION	72

(continued)
Page

CODE OF ETHICS	73
PROXY VOTING	73
PORTFOLIO MANAGERS	74
DISCLOSURE OF CURRENT PORTFOLIO HOLDINGS	77
SERVICE PROVIDERS	79

INVESTMENT GOALS AND POLICIES

The Marsico Focus Fund (“Focus Fund”) is a non-diversified mutual fund whose goal is to seek long-term growth of capital.

The Marsico Growth Fund (“Growth Fund”) is a diversified mutual fund whose goal is to seek long-term growth of capital.

The Marsico 21st Century Fund (“21st Century Fund”) is a diversified mutual fund whose goal is to seek long-term growth of capital.

The Marsico International Opportunities Fund (“International Opportunities Fund”) is a diversified mutual fund whose goal is to seek long-term growth of capital.

The Marsico Flexible Capital Fund (“Flexible Capital Fund”) is a diversified mutual fund whose goal is to seek long-term growth of capital.

The Marsico Global Fund (“Global Fund”) is a diversified mutual fund whose goal is to seek long-term growth of capital.

FUNDAMENTAL INVESTMENT RESTRICTIONS

As indicated in the Prospectus, the Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval.  Percentage restrictions on portfolio investments listed in the Prospectus or this SAI apply at the time of investment unless otherwise indicated.  Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or of a particular Fund) are present or represented by proxy.  As fundamental policies, each Fund may not:

(1) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. government securities).

(2) Invest directly in real estate; however, the Funds may own debt or equity securities issued by companies engaged in the real estate business.

(3) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Funds from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

(4) Lend any security or make any other loan if, as a result, more than 25% of a Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

(5) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

(6) Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”).

(7) Borrow money, except that the Funds may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings).  If borrowings exceed 33 1/3% of the value of a Fund’s total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.  The following are not considered “borrowings” for this purpose, and this policy shall not prohibit the Funds from engaging in them:  reverse repurchase agreements; deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts; or the segregation of assets in connection with such contracts.  A Fund will not purchase securities while its borrowings exceed 5% of that Fund’s total assets.

In addition to the foregoing, as a fundamental policy, each of the Growth Fund, the 21st Century Fund, the International Opportunities Fund, the Flexible Capital Fund and the Global Fund are “diversified” investment companies.  As a diversified company under the 1940 Act, each of these Funds may not own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, each Fund may not purchase the securities of any one issuer (except cash items and “government securities” as defined under the 1940 Act), if immediately after and as a result of each such purchase, the combined value of all purchases of the holdings of each Fund in the securities of such issuer (calculated separately for each purchase based on the percentage of total assets it constituted at the time of purchase) would exceed 5% of the value of the Fund’s total assets.  Subsequent changes in the market value of each security or other property purchased after the time it was purchased do not affect this calculation.  As an alternative to making the total asset calculation at the time of each purchase of securities, each Fund may instead determine its status as a diversified company not less frequently than quarterly, and may disregard interim changes in its total assets due to changes in the market value of its investments insofar as such changes might otherwise affect the Fund’s classification as a diversified company.

As a fundamental policy, the Focus Fund is not a diversified investment company and is considered a “non-diversified” investment company.  As a non-diversified company under the 1940 Act, the Focus Fund may hold fewer securities than a diversified portfolio because it is permitted to invest a greater percentage of its assets in the securities of a particular issuer, and can therefore invest in a smaller number of securities overall compared to a diversified portfolio.
All of the Funds seek to maintain their status as regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).  Among other requirements to preserve their status as regulated investment companies under the Code, each Fund may not own more than 10% of the outstanding voting securities of any one issuer and, as to fifty percent (50%) of the value of its total assets, each Fund may not purchase the securities of any one issuer (except cash items and “government securities” as defined under the 1940 Act), if at the end of each fiscal quarter, the value of the holdings of the Fund in the securities of such issuer (based on the percentage of total assets those holdings constituted at the end of each fiscal quarter) would exceed 5% of the value of the Fund’s total assets.  Fluctuations in the market value of the Funds’ portfolios between fiscal quarters will not cause the Funds to lose their status as regulated investment companies under the Code.  In addition, each of the Funds may not invest more than 25% of its respective total assets in a single issuer (other than U.S. government securities).  These requirements for “regulated investment companies” are the primary diversification requirements that apply to the Focus Fund as a non-diversified portfolio.  The other Marsico Funds are also subject to the other more stringent diversified company requirements discussed above.

For purposes of the Funds’ restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as defined under the Global Industry Classification Standard or, alternatively, as published by Bloomberg L.P.  To the extent that such classifications may be so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications published by the U.S. Securities and Exchange Commission (“SEC”).

ADDITIONAL INVESTMENT RESTRICTIONS

The Trustees have adopted additional investment restrictions for the Funds.  These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval.  The additional investment restrictions adopted by the Trustees to date include the following:

(a)           A Fund will not enter into any futures contracts if the full notional amount of the Fund’s commitments under outstanding futures contracts positions would exceed the market value of its total assets.

(b)           A Fund will not sell securities short, unless it owns the security sold short, or has an existing right to obtain a security equivalent in kind and amount to the security sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts shall not be deemed to constitute selling securities short.

(c)           A Fund will not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(d)           A Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of that Fund’s net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

(e)           A Fund will not purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of that Fund’s net asset value would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Trustees, or the Funds’ investment adviser, Marsico Capital Management, LLC (“Marsico Capital” or the “Adviser”), acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule, and Section 4(2) commercial paper.

Accordingly, such securities may not be subject to the foregoing limitation.  In addition, a foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not subject to this limitation.

(f)           A Fund may not invest in companies for the purpose of exercising control over the management of such companies.

Except as otherwise noted herein and in the Prospectus, a Fund’s investment goal and policies may be changed by a vote of the Trustees without a vote of shareholders.

TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

This section provides a more detailed description of some of the types of securities and other instruments in which the Funds may invest.  The Funds may invest in these instruments to the extent permitted by their investment goals and policies and by applicable law.  The Funds are not limited by this discussion and may invest in any other types of instruments not listed or discussed below that are not precluded by applicable law or by the policies discussed elsewhere in the Prospectus or this SAI.

COMMON STOCK AND OTHER EQUITY SECURITIES

COMMON STOCK

Each Fund invests primarily in common stocks (or may do so in the case of the Flexible Capital Fund, which invests primarily in equity securities (including common stocks) and other investments that are selected primarily for their long-term growth potential).  Common stock represents a share of ownership in a company or other issuer, and usually carries voting rights and may be eligible to receive dividends.  Unlike preferred stock, dividends on common stock are not fixed.  Certain risks associated with common stock investing are described in the Prospectus.

Each Fund may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock.

Each Fund may invest in initial public offerings (“IPOs”) of common stock or other equity or debt securities issued in syndicated primary, secondary, or follow-on offerings conducted by or on behalf of a corporate issuer (together “IPO securities”).  The purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities currently traded on exchanges or markets.  IPO securities are subject to market risk and liquidity risk.  The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, lack of support for the issuer or offering, unseasoned trading and speculation, a potentially small number of securities available for trading, more limited information about the issuer, and other factors.  The Funds may hold IPO securities for a period of time, or may sell them soon after the purchase.  Investments in IPO securities could have a magnified impact – either positive or negative – on a Fund’s performance while the Fund’s assets are relatively small.  The impact of IPO securities on a Fund’s performance may tend to diminish as the Fund’s assets grow.  In circumstances when investments in IPO securities make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPO securities will continue in the future.  Whether a Fund participates in these types of investments is dependent on many factors including portfolio manager interest and the limited availability of IPO securities, and there can be no assurance that any Fund will participate in them.

CONVERTIBLE SECURITIES

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and that carry the right to be converted into common stock or other equity interests at a specified price or conversion ratio after a certain pre-determined date.  Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Funds generally treat such securities as equity securities.  By investing in convertible securities, the Funds may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks.  While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying common stock or other market developments.  Income paid by a convertible security may provide a limited cushion against a decline in the price of the security.  However, when underlying common stocks appreciate, convertible securities may appreciate to a lesser degree.  Also, as a result of the conversion feature, convertible securities generally pay a lower interest rate than non-convertible bonds.

COMMON STOCK WARRANTS AND RIGHTS

Common stock warrants and rights are securities that may be attached to an issuer’s common stock, preferred stocks, bonds, or other securities currently held by a holder, or may be issued independently of other securities.  Warrants and rights give the holder the right to buy the issuer’s underlying common stock or other securities at a pre-determined exercise price or “strike” price for a specified period of time, typically years or indefinitely for warrants, and a shorter time for rights.  Both types of securities may be issued in connection with corporate actions without requiring payment, or may require payment of a purchase price.

At the time of issuance of a common stock warrant, its value is typically low because the current market value of the underlying common stock is well below the sum of the purchase price, if any, paid for the warrant plus the strike price.  The purchaser or holder of the warrant generally expects that the market value of the underlying security will eventually exceed that sum, resulting in a profit if the warrant is exercised.  Since the market price of a warrant may never exceed the exercise price on or before the expiration date of the warrant, the purchaser risks the loss of the entire purchase price, if any, for the warrant, and may seek to sell the warrant well before its expiration if it has any option value at that time.  Prices of warrants do not necessarily move in tandem with the prices of the underlying common stock, and investments in warrants (as well as rights) could be considered speculative.

Rights are similar to common stock warrants, but generally have a shorter exercise period and are often used by issuers to raise cash quickly.  Rights offerings typically offer an issuer’s shareholders an opportunity to avoid or minimize dilution of their ownership interests while new shares are issued to others, and provide a chance to buy new shares at a discount to the current trading price.

Depending on their specific terms, warrants and rights may or may not be transferable, and may be exchange-traded in some instances.  Warrants and rights pay no dividends and generally confer no rights other than a purchase option.  If a warrant or right is not exercised or sold by the date of expiration, the purchaser or holder will lose its entire investment in the warrant or right.

PARTNERSHIP SECURITIES

Each Fund may invest in the securities of issuers organized under state laws as master limited partnerships or publicly traded partnerships or limited liability companies (collectively referred to as “MLPs”).  An MLP typically issues general partner and limited partner interests, or managing member and member interests (limited partner interests and member interests are referred to as “common units”).  A Fund may purchase the common units of these types of issuers through open market transactions and underwritten offerings, and may also acquire common units through direct placements and privately negotiated transactions.  The common units of MLPs may be publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Arca, Inc., the NYSE MKT, LLC (formerly the American Stock Exchange), or NASDAQ.  Most MLPs operate in the energy, natural resources, financial services, private equity, and real estate industries.

The general partner or managing member interests in the MLP are typically retained by the original sponsors of the entity, such as its founders, corporate partners, and entities that sell assets to the MLP.  The general partners/managing members typically control the operations and management of the entity.  The limited partners or holders of member interests provide capital to the MLP, are intended to have no role in managing or controlling the entity, and typically have limited voting rights.  Holders of such common units are typically entitled to have first priority to receive minimum quarterly distributions (“MQD”), which include arrearage rights, from the MLP.  Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders.  General partners/managing members are also normally eligible to receive incentive distributions if they operate the business in a manner which results in payment of per unit distributions that exceed threshold levels above the MQD.

At times MLPs may potentially offer relatively high yields compared to common stocks. Because MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may be allocated taxable income and gains in amounts that are lower than the amount of distributions paid to the unit holders as a result of depreciation and other tax deductions available to the MLP.  In such a case any distributions in excess of allocated taxable income and gains would lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities. If a Fund distributes to its shareholders MLP distributions that exceed the amount of taxable income or gains allocated from such MLPs, then the excess would generally be a treated for tax purposes as a return of capital to Fund shareholders.  Although such a return of capital would not be taxed currently, there would be a corresponding reduction in the tax basis of Fund shares that would generally result in a higher taxable gain (or lower loss) on the subsequent sale of Fund shares.

Although the high yields potentially offered by these investments may be attractive, MLPs have some disadvantages and present some risks.  State law may offer fewer protections from enterprise liability to investors in a partnership or limited liability company compared to investors in a corporation.  Distribution and management fees may be substantial.  Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity.  The timing of the pass-through of income, gains, or dividends by some MLPs to the Funds could be inconvenient for the Funds in meeting their own requirements to distribute most income annually.  A MLP might unexpectedly make a distribution to a Fund attributable to the Fund’s prior fiscal year in an amount not anticipated when the Fund previously distributed its income to shareholders for that fiscal year.  These tax consequences may differ for different types of entities.  Growth may be limited because most cash is paid out rather than retained to finance growth.  Investments in the common units of MLPs involve many of the same market-related risks that are applicable to equity investments and also may be illiquid at times.  In addition, rising interest rates, a poor economy, or other factors contributing to weak MLP cash flows could pose significant risks for investments in MLPs.

The Funds may also invest in illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded.  These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of MLPs.  In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

FOREIGN SECURITIES

Foreign securities, including emerging market securities, are securities of issuers that are based in or otherwise economically tied to foreign countries.  As a general matter, emerging market securities also will be foreign securities.  Although all of the Funds may invest without limitation in foreign securities, the International Opportunities Fund invests primarily (no less than 65% of its total assets) in foreign securities.  The Global Fund invests significantly (generally at least 40% of its net assets) in foreign securities (unless market conditions are not deemed favorable by the Adviser, in which case the Global Fund generally will invest at least 30% of its assets in foreign securities).  Examples of foreign securities that may be held by the Funds include, without limitation, equity or debt securities or other instruments issued by foreign governments or quasi-governmental entities, and the equity or debt securities of companies principally traded on non-U.S. securities markets, including securities traded in a foreign country as European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or otherwise.  Foreign securities also may include the equity or debt securities of companies organized outside of the U.S. or with a principal office or place(s) of business outside the U.S., and securities of companies that derive or are currently expected to derive 50% or more of their total sales, revenues, profits, earnings, growth, or another measure of economic activity from business outside the U.S., or that maintain or are currently expected to maintain 50% or more of their employees, assets, investments, operations, or other business activity outside the U.S., or securities that otherwise expose the owner to the economic fortunes and risks of countries outside the U.S.  In addition to or as an alternative to trading in non-U.S. markets, securities of some foreign companies may be listed or traded on U.S. securities exchanges or other U.S. markets as U.S.-listed foreign securities, American Depositary Receipts (“ADRs”), or otherwise.  Such U.S.-traded securities are considered “foreign securities” for Fund purposes.

Individual foreign economies may differ favorably or unfavorably at times from the U.S. economy in respects such as growth of gross national product, rate of inflation, capital formation and reinvestment, resource self-sufficiency, and balance of payments positions.  Foreign securities and instruments involve certain inherent risks that may be different from those of domestic issuers, including political or economic instability in the issuer’s home country, monetary or fiscal considerations, sovereign solvency challenges, inability to borrow at reasonable interest rates, foreign governmental control of some issuers, diplomatic developments which could affect U.S. investments in those countries or the securities of their issuers, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, foreign securities purchased by the Funds may be subject to greater price fluctuation than securities of U.S. companies.

Foreign governments may also control some issuers, seek to levy confiscatory taxes, nationalize or expropriate assets, and limit repatriations of assets.  Typically, there is less publicly available information about a foreign company than about a U.S. company, and foreign companies may be subject to less stringent reserve, accounting, disclosure, auditing and reporting requirements.  It may be difficult for the Adviser to keep currently informed about legal actions and foreign corporate actions such as acquisitions or divestitures, rights offerings, dividends, foreign legal or compliance requirements or restrictions, or other matters which may affect the value of portfolio securities.  Foreign issuers also may impose burdensome proxy voting requirements that may prevent or discourage a Fund from exercising any voting rights it may have as a shareholder.

Foreign stock markets may not be as large or liquid as those operating in the United States.  Commissions on transactions on foreign stock exchanges often are a percentage of the security’s price rather than a fee per share, and may be higher on an overall basis than negotiated commissions paid for transactions in U.S. securities. There may be less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States.  Investors should recognize that foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct transactions.  Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon.  The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in a possible liability to the purchaser.  Payment for securities without delivery may be required in certain foreign markets.  Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

Arrangements with foreign custodians are generally necessary to hold Fund assets in foreign countries.  These foreign custody arrangements may pose potential risks.  A foreign bank or securities depository or other custodian may maintain internal controls that differ from those customarily applicable to U.S. custodians, may face less stringent regulatory scrutiny, and may be subject to less extensive legal or financial protections for asset holders.  In addition, foreign tax requirements, restrictions on capital flows or external investments, and similar regulations in some foreign countries may discourage the Adviser from investing in that jurisdiction altogether.

Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of transactions not being effected as expected, delayed settlements of portfolio transactions, or loss of certificates for portfolio securities. Because a Fund’s investments in foreign securities will often be valued in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

With respect to securities denominated in foreign currencies, a Fund’s investment performance may be affected by the strength or weakness of those currencies relative to the U.S. dollar.  For example, if the dollar rises in value relative to the British pound, then the dollar value of pound-denominated securities will fall.  Similarly, if the pound rises in value against the U.S. dollar, the value of pound-denominated securities will rise.  The Fund generally incurs costs in connection with conversions between various currencies made to facilitate trades in foreign securities.  The Funds typically must buy and sell foreign currencies in order to settle trades in foreign securities that are not denominated in U.S. dollars.  Foreign exchange dealers typically realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling currencies for the Funds.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate should the Fund desire to resell that currency to the dealer.  Dealers typically do not disclose their spreads to the Funds.  In addition, foreign currency dealers may charge an additional fixed fee or commission in connection with conversions of U.S. dollars or foreign currency.

The Funds’ foreign currency exchange transactions typically are conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts or purchasing or writing put or call options on foreign currencies.  The Adviser typically can supervise and monitor the execution of most of the Funds’ foreign currency transactions, which involve purchases and sales of currencies that are freely traded on global markets.  The Funds’ custodian generally must execute the remaining minority of transactions, which typically involve restricted currencies that do not trade freely on global markets, or the repatriation of foreign currency dividends or interest payments that accumulate in the Funds’ accounts from their holdings of foreign securities.  The Funds and the Adviser have a limited ability to negotiate or monitor the prices at which foreign currency transactions are executed by the Funds’ custodian, and foreign exchange rates paid by the Funds for those trades could be higher than the lowest available rates or those charged by other foreign exchange dealers.

EMERGING MARKET SECURITIES

Emerging market securities are securities of issuers economically tied to emerging markets.  All of the Funds may invest in emerging market securities.  Emerging markets are countries listed in the Morgan Stanley Capital International (MSCI) Emerging Markets Index as well as those the Adviser considers to have an emerging market economy or frontier market economy, based on factors such as the development of the country’s financial and capital markets, its political and economic stability, level of industrialization, trade initiatives, per capita income, gross national product, credit rating, or other factors that the Adviser believes to be relevant.

Issuers considered to be “economically tied” to emerging markets include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in one or more emerging markets; (2) an issuer of securities that are principally traded on exchanges or markets in one or more emerging markets; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more emerging markets, or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity in one or more emerging markets; (4) a governmental or quasi-governmental entity of an emerging market; or (5) any other issuer that the Adviser believes may expose a Fund’s assets to the economic fortunes and risks of emerging markets.  The Adviser may consider any one of these five factors when making a determination that an issuer is “economically tied” to emerging markets.  The Adviser may consider an issuer to be economically tied to emerging markets even though it may be based in a developed market such as the United States.

Investing in the securities of issuers economically tied to emerging markets may present greater risks than investing in securities of foreign issuers based in developed markets, as noted above in the discussion of foreign securities.  Many emerging markets are relatively small, have low trading volumes, impose burdensome investment or trading requirements, suffer periods of relative illiquidity, are characterized by significant price volatility and may be more subject to boom and bust cycles.  In addition, the currencies of emerging market countries often trade at wider spreads than the currencies of developed countries, thus increasing the costs of engaging in certain currency transactions that may be desirable or necessary in connection with investments in emerging market securities, as mentioned above in the discussion of foreign securities.  A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and sovereign solvency concerns or devaluation may materialize subsequent to investments in securities associated with these currencies by a Fund.  Inflation has had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.  There is the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, temporary restrictions on Fund assets, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on a Fund’s investments.  A number of emerging markets restrict direct foreign investment in common stocks or other securities and impose other costly or burdensome obstacles in the paths of foreign investors.  Repatriation of investment income, capital, and the proceeds of sales by outside investors such as the Funds may be more difficult, and may require governmental registration and/or approval in some emerging market countries.

HYBRID EQUITY-RELATED SECURITIES AND INVESTMENTS

Certain types of income or debt securities described below, such as preferred stock and index-linked or structured securities or instruments, also may have some attributes of equity securities.

FIXED OR VARIABLE INCOME SECURITIES AND OTHER DEBT SECURITIES

Each Fund may invest up to 10% (40% with regard to the Flexible Capital Fund) of its total assets in various types of fixed income or variable income securities.  Fixed income securities are income-producing securities that pay a specified rate of return.  Such securities generally include, without limitation, short- and long-term government, government agency, corporate or municipal debt obligations that pay a specified rate of interest or coupons for a specified period of time, preferred stocks that pay fixed dividends, high-yield securities, and other securities that pay fixed yields or a specified rate of return and are generally not convertible into equity securities (preferred stock is further described below).  Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Funds generally treat such securities as equity securities.

Variable income securities are income securities that may provide for rates of interest that can vary or float, or for coupon payment features which would provide a variable or floating rate of return.

Investments in certain categories of fixed income or variable income securities are described below.

CORPORATE DEBT SECURITIES

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There is also a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the debt instrument. Bonds rated C or lower or its equivalent by a rating agency (which may include certain so-called “junk bonds” discussed further under “High-Yield/High Risk Securities” below) are considered by the rating agency to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, which may decline further during sustained periods of deteriorating economic conditions or rising interest rates.  These securities may also be considered to have poor prospects of attaining investment-grade status, to have a current identifiable vulnerability to default, to be less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

U.S. GOVERNMENT SECURITIES

U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit.  Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have initial maturities of at least ten years.  While U.S. government securities have not historically faced a significant risk of default, a ratings downgrade, temporary default, or other adverse development affecting such securities cannot be ruled out.  In fact, on August 5, 2011, the credit rating agency Standard & Poors downgraded the credit rating of the U.S. government.  As the aggregate debt represented by such securities (and other government debt) continues to increase, the sources of funds to repay principal and pay interest on such debt become less clear, and political consensus on realistic solutions appears elusive, the credit rating of the U.S. government may be downgraded again.

U.S. government securities also may be deemed to include certain obligations that are issued by federal agencies and government-sponsored enterprises (“GSEs”).  These entities generally are private corporations charted or created by an Act of Congress to assist in lowering the costs of certain types of borrowings such as mortgages or student loans.  Unlike Treasury securities, however, agency securities generally are not backed by the full faith and credit of the U.S. government.  Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Regarding securities issued by certain of these entities (such as debt securities or mortgage-backed securities issued by Freddie Mac (also known as the Federal Home Loan Mortgage Corporation or FHLMC), Fannie Mae (also known as the Federal National Mortgage Corporation or FNMA), Federal Home Loan Banks, and other government-sponsored enterprises), you should be aware that although the issuer may be chartered or sponsored by an Act of Congress, the issuer is not funded by Congressional appropriations, and its debt and equity securities are neither guaranteed nor insured by the U.S. government.  Without a more explicit commitment, there can be no assurance that the U.S. government will provide financial support to such issuers or their securities.

Mortgage-backed securities and other securities issued by participants in housing finance and real estate-related markets experienced significant weakness as a result of the 2007-2009 financial crisis and recession.  On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition.  The effect that this conservatorship will have on these entities’ debt and equities is unclear, and no assurance can be given that any steps taken by the FHFA or the U.S. Treasury with respect to Fannie Mae or Freddie Mac will succeed.  Fannie Mae and Freddie Mac have each been and remain the subject of investigations by federal regulators over certain accounting matters.  Such investigations, and any resulting restatements of financial statements, may adversely affect these entities and, as a result, the payment of principal or interest on securities they issue.

PREFERRED STOCK

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation.  Although preferred stocks may have some attributes of equity securities, and may react to company or market events in a manner similar to the reaction of common stocks, the Funds generally treat such securities as income securities or debt securities.  Preferred stock dividends are generally fixed in advance, but a company may not be required to pay a dividend if, for example, it lacks the financial ability to do so.  Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid.  The Funds may also invest in non-cumulative preferred stocks that do not accrue unpaid dividends.  Preferred stock also may be subject to optional or mandatory redemption provisions and is more likely to be redeemed in falling interest rate environments.  Preferred stock generally does not carry voting rights.

TRUST-PREFERRED SECURITIES

The Funds may also invest in trust-preferred securities.  These securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the Funds as debt securities.

Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet.

The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution.  The financial institution makes periodic interest payments on the debt as discussed further below.  The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors.  The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution.  The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.

The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stock. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of holders of other debt issued by the institution.

The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of calculating the institution’s capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.

The risks associated with trust-preferred securities typically include the financial condition of the financial institution, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Funds.

INDEXED/STRUCTURED SECURITIES AND STRUCTURED PRODUCTS

Index-linked, equity-linked, credit-linked and commodity-linked securities can be either debt or equity securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity.  Indexed/structured securities are typically short- to intermediate-term debt or equity securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.  Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates).  Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments.  The purchaser bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Principal and/or interest payments may depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas.  With respect to equity-linked securities, at maturity, the principal amount of the debt is exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity.  Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies.  Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

One common type of linked security is a “structured” product.  Structured products, including structured notes or synthetic securities, generally are individually negotiated agreements and may be traded over-the-counter.  They are organized and operated to restructure the investment characteristics of the underlying security.  This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments.  The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.  Certain synthetic securities such as equity micro-strategies may be linked to the performance of a basket of equity securities, equity indices, or other equity or debt exposures.

Other structured products, such as exchange-traded funds, may have substantial attributes of equity securities.  Exchange-traded funds generally are intended to track an underlying portfolio of securities, trade like a share of common stock, and may pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise a particular index.  As a holder of interests in an exchange-traded fund, a Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees.  At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such exchange-traded funds.

STRIP BONDS

Strip bonds are debt securities that are stripped of their interest component (usually by a financial intermediary) after the securities are issued.  The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Each Fund may invest up to 5% (10% with regard to the Flexible Capital Fund) of its assets in the aggregate in zero coupon, pay-in-kind and step coupon securities.  Zero coupon bonds are issued and traded at a discount from their principal amount.  They do not entitle the holder to any periodic payment of interest prior to maturity.  Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.  Step coupon bonds trade at a discount from their face value and pay coupon interest.  The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter.  The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, the perceived credit quality of the issuer, and other factors.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year.  In order to qualify as a “regulated investment company” under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds.  Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount payments, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code.  A Fund might obtain such cash from selling other portfolio holdings which might cause that Fund to incur capital gains or losses on the sale.  Additionally, these actions are likely to reduce the assets to which mutual fund expenses could be allocated and to reduce the rate of return for that Fund.  In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Because zero coupon and pay-in-kind securities do not pay current income in cash, their market values are subject to greater volatility in response to interest rate changes than bonds that do pay cash interest.

PASS-THROUGH SECURITIES

Each Fund may invest up to 5% (10% with regard to the Flexible Capital Fund) of its total assets in various types of pass-through securities, such as mortgage-backed securities and asset-backed securities.

A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.  The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities.  The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds.  The most common type of pass-through securities are mortgage-backed securities.  Ginnie Mae (also known as the Government National Mortgage Association or GNMA) certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans.  GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity.  A Fund will generally purchase “modified pass-through” GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment.  GNMA Certificates are often backed as to the payment of principal and interest by the full faith and credit of the U.S. government. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”).  PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool.  Freddie Mac guarantees timely payments of interest on PCs and the full return of principal.  GMCs also represent a pro rata interest in a pool of mortgages.  However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments.  This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

Fannie Mae issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”).  Fannie Mae Certificates resemble GNMA Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool.  This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans.  The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest.  Although the underlying mortgage loans are for a specified period of time, such as 20 or 30 years, the borrowers can, and typically do, refinance and/or pay them off prior to their maturities.  This risk to investors is called prepayment risk.  Thus, the security holders frequently receive prepayments of principal in addition to interest as part of regular monthly payments.  A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a pool.  A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest compared to rates currently available.  This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash more quickly and that a Fund would be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors.  Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities represent interests in pools of automobile loans, education loans, home equity, credit card and similar consumer-type loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit.  Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon repayment of the underlying loans by the consumers.

Mortgage-backed and other securities issued by participants in housing finance and real estate-related markets experienced weakness as a result of the 2007-2009 financial crisis and recession.  The value of some asset-backed securities, including mortgage-backed securities, can decline sharply when changing circumstances such as falling home prices, increasing defaults, a weakening economy, spikes in unemployment, an increase in personal or corporate bankruptcies, or other factors adversely affect borrowers’ ability to repay loans that back such securities.  In these circumstances, a Fund may be unable to recoup all of its initial investment or may receive a lower-than-expected yield from this investment and may need to reinvest in lower-yielding securities.

As discussed above in the section addressing U.S. government securities, securities issued by U.S. government agencies or GSEs may or may not be guaranteed by the U.S. government.  GNMA, a wholly-owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs.  Other GSEs whose guarantees and securities are not backed by the full faith and credit of the U.S. government may include, for example, Fannie Mae and Freddie Mac.  Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.  Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

HIGH-YIELD/HIGH-RISK SECURITIES

Each Fund may invest up to 5% (25% with regard to the Flexible Capital Fund) of its total assets in debt securities that are rated below investment grade under rating designations that may change from time to time.  (For split-rated securities, the Funds will generally consider the lowest rating received at the time of purchase in computing the respective 5% or 25% test).  Corporate debt securities of this type are also often referred to as “high-yield” securities or as “junk bonds.”  These securities may be subject to potentially higher risks of default and greater volatility than other debt securities, including risks that the issuer may not be able to meet its obligation to repay principal or pay interest.  High-yield securities involve a higher degree of credit risk than do investment-grade securities.  Credit risk is the risk that the issuer will not be able to make principal or interest payments when due.  In the event of an unanticipated default, a Fund could expect a decline in the market value of the securities so affected, as well as a reduction in income generated by the securities.  In addition, the secondary market on which these types of securities trade may be more volatile or less liquid than the market for investment-grade securities.  The Funds will not purchase debt securities that are rated lower than C or its equivalent by rating agencies (or, if unrated, deemed of equivalent quality) at the time of purchase,  but will not be required to dispose of a security if it is downgraded below this level after the time of purchase.

FINANCIAL AND MARKET RISKS OF HIGH-YIELD SECURITIES.  Investments in high-yield securities involve a higher degree of financial and market risks that could result in substantial losses.  High-yield securities may be more vulnerable than other corporate debt securities to real or perceived economic changes, political changes or adverse developments specific to the issuer.  Issuers of such securities may have substantial capital needs and may be more likely to become involved in bankruptcy or reorganization proceedings.  Among the potential problems involved in investments in such issuers is the fact that it may be more difficult to obtain current reliable information about the financial condition of such issuers.  The market prices of such securities may be subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

DISPOSITION OF HIGH-YIELD SECURITIES.  Although the Funds usually purchase securities for which the Adviser expects an active market to be maintained, high-yield securities may be less actively traded than other securities and it may be more difficult to dispose of substantial holdings of such securities at prevailing market prices.  Overall holdings of such securities would, in any event, be limited as described above.

CREDIT RISKS OF HIGH-YIELD SECURITIES.  The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments than is the case for higher quality securities.  The value of these lower-quality securities may be more or less sensitive to interest rate movements or other market developments than that of higher quality securities.  Issuers of high-yield securities may not be as strong financially as those issuing more highly rated debt securities.  Investments in such companies are considered to be more speculative than higher quality investments.

Each Fund may invest in unrated debt securities of foreign and domestic issuers.  Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market.  Unrated debt securities will be included in the stated limit for investments in high-yield securities by each Fund unless the Adviser deems such securities to be the equivalent of investment-grade securities.

OTHER INCOME-PRODUCING SECURITIES

Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

VARIABLE AND FLOATING RATE OBLIGATIONS.  These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.  Variable rate obligations are debt securities that provide for periodic adjustments in their interest rate.  Floating rate obligations are debt securities with a floating rate of interest that is tied to another benchmark such as a money market index or Treasury bill rate.

STANDBY COMMITMENTS.  These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

TENDER OPTION BONDS.  Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

INVERSE FLOATERS.  Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security.  The Funds will not invest more than 5% of their respective net assets in inverse floaters.

The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.

REAL ESTATE INVESTMENT TRUSTS (“REITs”) AND OTHER INVESTMENTS RELATING TO REAL ESTATE

Each Fund may invest in REITs and other securities or investments backed by real estate-related interests.  REITs are pooled investment vehicles that are managed to invest primarily in income-producing real estate or real estate-related loans or interests.  REITs generally invest in the ownership or financing of real estate projects such as land or buildings, or real estate-related securities such as mortgage-backed securities, or the funding of real estate ventures.  REITs typically pay dividends.  Although securities issued by REITs may have some attributes of income securities or debt securities, the Funds generally treat such securities as equity securities.  To the extent that a Fund invests in REITs, the Fund will indirectly bear its proportionate share of any additional fees or expenses (such as operating expenses and advisory fees) paid by the REITs to their manager.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs.  Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments.

Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code.

The risks of investing in REITs and other securities or investments backed by real estate-related interests include weakness and volatility in recent years affecting mortgage-backed securities, derivatives, and other investments backed by real-estate related obligations issued by participants in housing finance, commercial real estate, and other real estate-related markets; widespread defaults in such investments; and major disruptions of and illiquidity in markets for such investments.  Other adverse factors affecting REITs include past over investment in real estate, and defaults on residential and commercial mortgages, the recent severe recession, weak economic conditions, and environmental and other considerations.  In addition, when interest rates rise, real estate-related investments may react negatively, particularly investments that are highly exposed to floating rate debt.  In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by these trusts or by the quality of any credit extended to borrowers.  REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code or to maintain an exemption from registration as an investment company under the 1940 Act.  Finally, certain REITs may be self-liquidating, in that a specific term of existence is provided for in trust documents and such REITs run the risk of liquidating at an economically inopportune time.

Although the Funds will not invest directly in real estate, they may invest in other real estate equity securities or related investments in addition to REITs.  As a result, an investment in the Funds may be subject to certain risks associated with the indirect ownership of real estate and with the real estate industry in general.  These risks include, among others:

•	the factors discussed above concerning REITs;
•	residential and commercial real estate values that continue to fall, remain static, or appreciate less than other investments;
•	adverse general or local economic conditions;
•	exposure to subprime mortgage defaults or defaults in other mortgage products;
•	lack of availability of or tightening of requirements for obtaining mortgage financing;
•	failures of mortgage lenders and mortgage insurers;
•	shrinkage of the pool of investors willing to invest in real estate and related instruments;
•	overbuilding;
•	extended vacancies of properties;
•	increases in competition, property taxes and operating expenses;
•	changes in zoning or applicable tax law;
•	costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;
•	casualty or condemnation losses;
•	uninsured damages from floods, earthquakes or other natural disasters;
•	borrower defaults on adjustable rate mortgages and other mortgages;
•	changes in prepayment rates;
•	foreclosures or deficiencies that could result in foreclosures;
•	limitations on and variations in rents; and
•	increases in interest rates resulting in increases in housing costs.

ILLIQUID INVESTMENTS

Each Fund may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.  There may be a limited trading market for illiquid securities, and a low trading volume of a particular security may result in abrupt, erratic, or unfavorable price movements.  A Fund may be unable to dispose of its holdings in illiquid securities at full value in a short period of time and may have to dispose of such securities over extended periods of time or at sharply discounted prices.  The Adviser will take reasonable steps to bring a Fund into compliance with this policy if the level of illiquid investments exceeds 15%.

Each Fund may invest in (i) securities that are sold in private placement transactions between issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, and (ii) Rule 144A Securities.  Such securities are typically subject to contractual or legal restrictions on subsequent transfer.  As a result of trading restrictions, the absence of a public trading market, and potentially limited pricing information, such restricted securities may be less liquid and more difficult to value than publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity or other factors, be less than those originally paid by a Fund or less than their fair value, and in some instances it may be difficult to locate any purchaser.  In addition, issuers whose securities are not publicly traded may not be subject to the same disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.  If any privately placed or Rule 144A Securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.  Such registration may not be feasible, or may not be pursued for other reasons.  Securities which are freely tradable under Rule 144A may be treated as liquid if the Trustees of the Fund are satisfied that there is sufficient trading activity and reliable price information.  For example, securities that are designated as Rule 144A securities in the U.S. but that trade freely on foreign markets will not ordinarily be deemed to be illiquid.  Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of a Fund’s portfolio if the securities must be treated as illiquid.

The Trustees have authorized Marsico Capital to make liquidity determinations with respect to each Fund’s securities, including private placements, Rule 144A Securities and commercial paper.  A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

Under compliance policies and procedures approved by the Trust’s Board of Trustees concerning Rule 144A Securities, to assist in making determinations about Rule 144A Securities, the Funds will consider, on a case-by-case basis, reasonably available information about factors such as the following: (1) recent trading information for the security, such as available information about the frequency of trades and quoted prices for the  security, as determined in the discretion of Marsico Capital; (2) the number of dealers recently willing to purchase or sell the security and the number of other known potential purchasers, as determined in the discretion of Marsico Capital; (3) the willingness of dealers to undertake to make a market in the security, including any dealer undertakings to do so; (4) the nature of the security and the nature of the marketplace trades in the security (including factors such as the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which Marsico Capital deems relevant to determining the existence of a trading market for the security.

In the case of commercial paper, Marsico Capital may consider whether the paper is traded “flat” (when, for example, the buyer of the security is not responsible for paying interest that has accrued since the last payment because the security is in default) or otherwise in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”).

FUTURES, OPTIONS, SWAPS AND OTHER DERIVATIVE INSTRUMENTS

Pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act filed with the National Futures Association on behalf of the Funds, the Funds are not subject to registration or regulation as such under the Commodity Exchange Act.  Pursuant to such claims for exclusion, the Funds may enter into CFTC-regulated commodity interest positions (including futures, commodity options, options on futures, and swaps) for “bona fide hedging” purposes, as defined under CFTC regulations.  The Funds may also enter into CFTC-regulated commodity interest positions (including futures, commodity options, options on futures, and swaps) for non-bona fide hedging purposes, provided that either: (i) the aggregate initial margin, premiums, and required minimum security deposit for retail foreign exchange transactions, determined at the time the most recent position was established, does not exceed 5% of the liquidation value of a Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into; or (ii) the aggregate net notional value of such positions, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of a Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into.  The Adviser is not deemed to be a commodity pool operator with respect to its service as investment adviser to the Funds.  The Adviser intends to operate the Funds so that the Funds continue to be able to rely on the commodity pool operator exclusion.

Generally, with respect to futures contracts other than futures on individual stocks or narrow-based stock indices, the buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date.  However, both the buyer and seller are required to deposit “initial margin” for the benefit of the futures commission merchant (“FCM”) when the contract is entered into.  Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds’ custodian for the benefit of the FCM.  Initial margin payments are similar to good faith deposits or performance bonds.  Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Funds’ investment limitations.  If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis.  The party that has a gain may be entitled to receive all or a portion of this amount.  In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers.  The Funds will comply with Rule 17f-6 under the 1940 Act in maintaining margin payments with any FCMs with which the Funds do business, including by seeking contractual assurances that the FCM segregates customer margin payments from the FCM’s own assets.

Generally, although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days.  However, because a Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund’s return could be diminished due to the opportunity costs of foregoing other potential investments.

A Fund’s primary purpose in entering into futures contracts may be to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security.  For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases.  If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance.  To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund’s obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts.

Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position.  A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts.  Taking such a position would have much the same effect as that Fund selling Treasury bonds in its portfolio.  If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund’s interest rate futures contract would increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise.

Subject to applicable CFTC regulations, a Fund may use futures contracts for general non-hedging purposes, such as to gain exposure to market or interest rate movements without immediately taking an offsetting position in related securities.  If, for example, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds.  Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool, which may in some cases also reduce risk.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions.  First, all participants in the futures market are subject to initial margin and variation margin requirements.  Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted.  Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.  Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures.

Futures contracts entail risks.  Although the use of such contracts could benefit the Funds in some cases, a Fund’s overall performance could be adversely affected by entering into such contracts if the portfolio manager’s investment judgment proves incorrect.  For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions.  In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.  Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a Fund.

The prices of futures contracts depend primarily on the value of their underlying instruments.  Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly the Fund’s current or potential investments.  A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not achieve the desired correlation with the performance of a Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments.  Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract.  Those factors may affect securities prices differently from futures prices.  Imperfect correlations between a Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts.  A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases.  If price changes in a Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets.  Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time.  In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the set limit in a given day.  On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions.  If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value.  As a result, a Fund’s access to other assets held to cover its futures positions also could be impaired.

OPTIONS ON FUTURES CONTRACTS.  The Funds may buy and write put and call options on futures contracts.  An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date.  The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument.  As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract.  If the futures’ price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund’s portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract.  If the futures’ price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying.  If a call or put option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received.  Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities.  For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.  The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs.  In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

FORWARD CONTRACTS.  A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery.  The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments.  Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers.  Unlike futures contracts, which are standardized contracts, forward contracts can be specifically negotiated to meet the needs of the parties that enter into them.  The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the Funds’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”).  A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund’s assets.  A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency).  A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”).  A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency.  A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”).  In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”).

These types of hedging minimize the effect of currency appreciation or depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund’s foreign currency denominated portfolio securities.  The matching of the increase in value of a forward contract and the decline in the U.S. dollar-equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise.  Shifting a Fund’s currency exposure from one foreign currency to another removes that Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its portfolio manager’s projection of future exchange rates is inaccurate.  Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated.  Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.  In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

The Funds generally will seek to cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged.  To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds’ custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund’s commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges.  If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund’s commitments with respect to such contracts.  As an alternative to segregating assets, a Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

OPTIONS ON FOREIGN CURRENCIES.  The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized.  For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency.  If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency.

The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require the Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

The Funds may also write options on foreign currencies.  For example, to hedge against a potential decline in the U.S. dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium.  As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium.  If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium.  Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies.  A call option written on a foreign currency by a Fund is “covered” if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio.  A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Funds’ custodian.

The Funds also may write call options on foreign currencies for cross-hedging purposes.  A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option.  Call options on foreign currencies which are entered into for cross-hedging purposes are not covered.  However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

OPTIONS ON SECURITIES.  The Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter.  Such options may include options on single securities, or options on multiple securities such as options on a securities index or on multiple indices.

A put option written by a Fund is “covered” if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds’ custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written.  The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the current market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option written by a Fund is “covered” if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds’ custodian) upon conversion or exchange of other securities held in its portfolio.  A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

The Funds also may write call options that are not covered for cross-hedging purposes.  A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily.  A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

The writer of an option may have no control over when the underlying securities must be sold (in the case of a call option) or bought (in the case of a put option) since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation.  Whether or not an option expires unexercised, the writer retains the amount of the premium.  This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.  If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.  If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then-current market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.”  This is accomplished by buying an option of the same series as the option previously written.  The effect of the purchase is that the writer’s position will be canceled by the clearing corporation.  However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option.  Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.”  This is accomplished by selling an option of the same series as the option previously bought.  There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.  In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by other liquid assets.  Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments.  If a Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.  A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option.  A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is a less than the premium paid to buy the option.  Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

An option position may be closed out only where a secondary market for an option of the same series exists.  If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit.  If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.  The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A Fund may write options in connection with buy-and-write transactions.  In other words, a Fund may buy a security and then write a call option against that security.  The exercise price of such call will depend upon the expected price movement of the underlying security.  The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written.

Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period.  Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period.  Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  If the call options are exercised in such transactions, a Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund’s purchase price of the security and the exercise price.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions.  If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund’s gain will be limited to the premium received.  If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A Fund may buy put options to hedge against a decline in the value of its portfolio.  By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future.  The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

SWAPS AND SWAP-RELATED PRODUCTS.  A Fund may enter into interest rate swaps, caps and floors, or other types of swaps on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).  The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets (marked to market daily) having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds’ custodian.  If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.  A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction.  Marsico Capital will monitor the creditworthiness of all swap counterparties, if any, on an ongoing basis, although this is not a guarantee that a default could not occur.  If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.  To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount accrued on a daily basis of its obligations with respect to any caps or floors.

The CFTC and SEC have approved joint final rules and interpretations  that further define the terms “swap” and “security-based” swap and govern “mixed swaps” (the “Swap Definitions”).  Under the Swap Definitions, the term “swap” includes many, but not all, over-the-counter (“OTC”) contracts. The occurrence of the effective date for the Swap Definitions triggered numerous effective and compliance dates for other rules promulgated by the CFTC and SEC under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”).  The Swap Definitions are broad, and encompass a number of transactions that were historically not subject to CFTC or SEC regulation.  The total impact of the effectiveness of the Swap Definitions along with the implementation of the various other rules contingent on the promulgation of the Swap Definitions is impossible to predict, but could be substantial and adverse.

There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund, subject to the segregation requirement and margin or net notional value requirements described above.  These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap.  Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make.  If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.  A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement and margin or net notional value requirements described above.

Subject to the limitations discussed above, a Fund could enter into swaps including credit default swap contracts for investment purposes.  As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default occurred.  If no default occurred, the Fund would keep the stream of payments and would have no payment obligations.  As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It would also involve credit risk that the seller may fail to satisfy its payment obligation to a Fund in the event of a default.

Currently, some, but not all interest rate swaps and credit default swaps are subject to central clearing.  The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative contracts including interest rate swaps and credit default swaps.  Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts and increase market liquidity, exchange-trading and clearing would not make the contracts risk-free.  The Funds will comply with certain SEC no-action relief for registered investment companies under Rule 17f-6 under the 1940 Act in maintaining margin payments with any permitted exchange, derivatives clearing organization or FCMs through which the Funds hold swaps subject to clearing requirements.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS.  Many options on foreign currencies and forward contracts will eventually be exchange-traded and cleared.  Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts and increase market liquidity, exchange-trading and clearing would not make the contracts risk-free.  Certain other options on foreign currencies and forward contracts are not and will not be traded on contract markets regulated by the CFTC or by the SEC.  To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.  Similarly, options on currencies may be traded over-the-counter.  In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available.  For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, an option writer and buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on securities exchanges are within the jurisdiction of the SEC, as are other securities traded on exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default.  Further, a liquid secondary market in options traded on an exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.  In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market.  For example, exercise and settlement of such options, to the extent traded on a securities exchange, must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries.  Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities.  The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

ADDITIONAL DERIVATIVE INSTRUMENT RISKS

Additional risks inherent in the use of derivative instruments include:

the risk that interest rates, securities prices and currency markets will not move in the direction that the portfolio manager anticipates;

imperfect correlation between the price of derivative instruments and movement in the prices of the securities, interest rates or currencies being hedged;

the fact that the skills needed to use these strategies are different from those needed to select portfolio securities;

inability to close out certain hedged positions to avoid adverse tax consequences;

the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

leverage risk, or the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); and

particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.

Although the Adviser believes the use of derivative instruments will benefit the Funds, the Funds’ performance could be worse than if the Funds had not used such instruments if the portfolio manager’s judgment proves incorrect.  When a Fund invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to “cover” the Fund’s position.  Assets segregated or set aside generally may not be disposed of so long as a Fund maintains the positions requiring segregation or cover.  Segregating assets could diminish a Fund’s return due to the opportunity costs of forgoing other potential investments with the segregated assets.

HYBRID INSTRUMENTS

Each Fund may invest in certain hybrid instruments (“Hybrid Instruments”).  Hybrid Instruments include certain types of potentially high-risk derivatives that combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument.  Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which all or a portion of the interest payments and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively “Underlying Assets”) or another objective index, economic factor, or other measures, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”).  Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.  The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies.  Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark.  The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked.  Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements.  In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.  Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and may carry greater market risks than traditional debt instruments.  Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument.  Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction, to the same extent, or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain).  The latter scenario may result if leverage is used to structure the Hybrid Instrument.  Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often customized to meet the needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than the number of potential investors in more traditional debt securities.  In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which a Fund would have to consider and monitor.  Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, any other governmental regulatory authority, or any self-regulatory organization.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Fund if it invests in Hybrid Instruments.

Certain issuers of Hybrid Instruments known as structured products, such as exchange-traded funds, may be deemed to be investment companies as defined in the 1940 Act.  As a result, a Fund’s investments in these products may be subject to limits described above under “Structured Products” and below under “Investments in the Shares of Other Investment Companies.”

SHORT SALES

Each Fund may engage in “short sales against the box.”  This technique involves selling for future delivery either a security that a Fund owns, or a security equivalent in kind or amount to another security that the Fund has an existing right to obtain without the payment of additional consideration.  A Fund will generally enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities.  If the value of the securities sold short increases prior to the delivery date, a Fund loses the opportunity to participate in the gain and may lose money.

DEPOSITARY RECEIPTS

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by a U.S. bank or trust company evidencing ownership of an interest in underlying securities issued by a foreign issuer.  A sponsored ADR is issued by a depositary that generally has an established relationship with the foreign issuer of the underlying security.  An unsponsored ADR may be issued by one or more U.S. depositaries and is generally created without the participation or consent of the foreign issuer.  ADRs, in registered form, are designed for trading on U.S. securities exchanges or other markets.  Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs associated with maintaining a sponsored ADR facility.  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.  A depositary of an unsponsored ADR, on the other hand, may not receive information from the foreign issuer, and is under no obligation to distribute shareholder communications, or other information received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  The Funds may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing foreign-traded depositary interests in securities of foreign companies.  EDRs are receipts issued by a European financial institution evidencing arrangements similar to ADRs.  EDRs, in bearer form, are designed for use in European securities markets.  GDRs are receipts for foreign-based corporations traded in capital markets around the world.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

In a repurchase agreement, the buyer (such as a Fund) purchases securities for cash from a seller (such as a bank or broker-dealer) and simultaneously commits to resell those securities to the seller at an agreed-upon repurchase price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase.  The buyer effectively acts as lender to the seller acting as borrower.  The repurchase price reflects the purchase price plus an agreed-upon incremental amount that is typically unrelated to the coupon rate or maturity of the purchased securities.  A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying securities or “collateral.”

A Fund may engage in a repurchase agreement with respect to any securities in which it is authorized to invest.  The primary risk associated with repurchase agreements is the possible failure of the seller to repurchase the securities as agreed.   This risk is substantially reduced by the Fund’s holding of the purchased securities as collateral for the seller’s obligation, but the seller’s failure to repurchase the securities could still cause a Fund to suffer a loss if the market value of the securities declines before they can be liquidated on the open market for the benefit of the Fund.  In the event of bankruptcy or insolvency of the seller, a Fund could encounter delays and incur costs in liquidating the underlying securities.  Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments.  While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Marsico Capital.

A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.  In a reverse repurchase agreement, a party (such as a Fund) sells portfolio securities to another party (such as a bank or broker-dealer), in return for cash and agrees to repurchase the securities at a particular price and time.  The seller effectively acts as borrower from the buyer acting as lender.  While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement.  The Funds will enter into reverse repurchase agreements only with parties that Marsico Capital deems creditworthy.  Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds may be less than the expense of the reverse repurchase agreement transaction.  This investment may also have a leveraging effect on a Fund’s portfolio, although the Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

SOVEREIGN DEBT SECURITIES

The Funds may invest in sovereign debt securities issued by governments of foreign countries or by quasi-governmental entities.  The sovereign debt in which the Funds may invest may be rated below investment grade if the debt securities are subject to ratings, or may not be rated at all.  Lower rated or unrated debt securities often offer higher yields than higher-rated securities, but are subject to greater risk than higher-rated securities.

Investment in sovereign debt may in some cases involve a relatively high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt, particularly as the debt of many governments is reaching unprecedented levels compared with their limited abilities to repay principal and pay interest on the debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its solvency and cash flow situation, the availability of revenues or other sources of repayment, budgetary restraints, the extent of foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the size of overall debt burdens on an absolute basis, the relative size of the debt service burden to the economy as a whole, the entity’s ability to obtain additional financing, market and political pressures affecting interest rates, the entity’s ability to obtain assistance from the International Monetary Fund or other international or regional sources of debtor aid, political constraints to which the entity may be subject, and other regional and global economic, political, and social forces, among other risks.  Governmental entities also may depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt and such disbursements may not always be available.  Dividend and interest income from sovereign debt securities may generally be subject to withholding taxes by the country in which the governmental issuer is located and may not be recoverable by the Funds.

Sovereign debt issued or guaranteed by emerging market governmental entities and corporate issuers in which the Funds may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high-risk, low-rated domestic securities (i.e., high-yield bonds) and may be subject to many of the same risks as such securities.  The Funds may have difficulty disposing of certain of these debt obligations at reasonable prices for a number of reasons including potentially relatively thin trading markets for such securities.  In the event a governmental issuer defaults on its obligations, the Funds may have limited legal recourse against the issuer or guarantor, if any.  Remedies, if available at all, must, in some cases, be pursued in the courts of the jurisdiction in which the defaulting party itself operates, and the ability of a U.S. holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

The issuers of the sovereign debt securities in which the Funds may invest may experience substantial difficulties in servicing their debt obligations, which may lead to defaults on certain obligations.  In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements.  Further, in the event of a default by a governmental entity, the Funds may have few or no effective legal remedies for collecting on such debt.

BRADY BONDS

The Funds may invest in Brady Bonds.  Brady Bonds are securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under debt restructuring plans such as those introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady.  Brady Bonds may be collateralized or uncollateralized, may be issued in various currencies (but primarily the U.S. dollar), and may be traded in the over-the-counter secondary market.  Brady Bonds are not considered to be U.S. government securities.  In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative.  There can be no assurance that Brady Bonds acquired by the Funds will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

The Funds may invest in Eurodollar and Yankee Dollar instruments.  Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe.  Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries.  Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations.  These investments involve risks that are different from investments in securities issued by U.S. issuers.  See “Foreign Securities” above.

Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in the London Interbank Offered Rate (“LIBOR”), to which many interest rate swaps and fixed income instruments may be linked.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS

When-issued, delayed delivery and forward transactions generally involve the purchase of a security with payment and delivery at some time in the future (i.e., beyond normal settlement).  New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.  The Funds do not earn interest on such securities until settlement, and the Funds bear the risk of market value fluctuations between the purchase and settlement dates.  The Funds will segregate cash or liquid assets having an aggregate value equal to the purchase price on the books and records of either the custodian or a broker until payment is made.

INVESTMENTS IN THE SHARES OF OTHER INVESTMENT COMPANIES

The Funds may also invest in the securities of other investment companies to the extent permitted by the 1940 Act.  Investment companies are companies that are engaged primarily in the business of investing in securities, or that hold a large proportion of their assets in the form of investment securities.  The Funds themselves are investment company portfolios.  Other investment companies in which the Funds may invest to the extent permitted by the 1940 Act may include, without limitation, money market funds or other open-end investment companies, exchange-traded funds, closed-end funds or business development companies, other U.S.-registered or foreign-registered investment companies, and other U.S. or foreign companies that are not registered as investment companies but may be viewed as investment companies because of the nature of their businesses or assets.

A Fund may invest in the securities of other investment companies, including exchange-traded funds, for a variety of reasons such as, without limitation, to manage cash, to preserve capital, to seek current income, or to gain exposure to investments in particular sectors, industries, markets, or countries.  If the Funds invest in certain investment companies, Fund shareholders will bear not only their proportionate share of a Fund’s expenses (including operating expenses and the fees of the Adviser), but also, indirectly, the Fund’s proportionate share of any expenses (such as operating expenses and advisory fees) that are paid by investment companies in which it invests.  The extent to which a Fund may invest in investment companies also may be limited by the 1940 Act and subject to substantial regulation, including potential restrictions on liquidity and potential adverse tax consequences if the investment company does not meet certain requirements.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees oversees the management of the Trust and elects its officers.  Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.  Officers serve until their successors are elected and qualified or until their resignation or removal.  The Trust’s officers, assisted by Marsico Capital and other service providers selected by the Trustees, generally oversee certain day-to-day operations of the Trust.  Information pertaining to the Trustees and the executive officers of the Trust is set forth below.

INTERESTED TRUSTEES*

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Thomas F. Marsico1 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1955	Trustee, President, Chief Executive Officer and Chief Investment Officer	Since December 1997	Chief Executive Officer, Marsico Capital Management, LLC (more than five years).	6	None
Christopher J. Marsico1 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1961	Trustee, Executive Vice President and Chief Operating Officer	Trustee (from August 2007 to March 2010 and since May 2010); Vice President and Treasurer (from September 2002 to May 2010); Executive Vice President and Chief Operating Officer (since May 2010)	President, Marsico Capital Management, LLC (more than five years).	6	None

1
Mr. Thomas Marsico and Mr. Christopher Marsico are considered Interested Trustees of the Trust because of their affiliation with Marsico Capital Management, LLC, the Adviser to the Funds.  Mr. Thomas Marsico and Mr. Christopher Marsico are brothers.

*	Trustees who are “interested persons” of the Funds, as defined in the 1940 Act.

NON-INTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jay S. Goodgold 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1954	Trustee; Lead Independent Trustee	Trustee (since February 2006); Lead Independent Trustee (since November 2010)	Private investor (July 2003 – present); Managing Director, Goldman, Sachs & Co. (August 1978 - June 2003).	6	None
Elizabeth Hoffman 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1946	Trustee	Since February 2006	Professor of Economics (January 2007 – present) and Executive Vice President and Provost (January 2007 –July 2012), Iowa State University; President Emerita, University of Colorado (August 2005 – present).	6	None
Walter A. Koelbel, Jr. 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1952	Trustee	Since December 1997	President, and other positions, Koelbel and Company (full service real estate, development, investment, and management company) (more than five years).	6	None
Michael D. Rierson 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1952	Trustee	Since November 1998	Senior Vice President for Development, Colonial Williamsburg Foundation (January 2011 – present); Vice President and Vice Chancellor for University Advancement at the University of Houston and UH System, respectively (November 2005 – December 2010).	6	None
Bruce E. Stangle 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1948	Trustee	Since May 2010	Chairman, Analysis Group, Inc. (economic consulting) (more than five years).	6	Director, Wellington Trust Company, NA (since 2001).
Joseph T. Willett 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1951	Trustee	Since November 2002	Private investor (2002 - present); Chief Operating Officer, Merrill Lynch Europe (1998-2002).	6	None

OFFICERS WHO ARE NOT TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY OFFICER	OTHER DIRECTORSHIPS HELD BY OFFICER
Neil L. Gloude, CPA 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1961	Vice President, Treasurer and Secretary	Vice-President and Secretary (since May 2008); Treasurer (since May 2010)	Executive Vice President, Chief Financial Officer and Treasurer, Marsico Capital Management, LLC (September 2007 – present).	N/A	N/A
David C. Price, CPA 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1969	Chief Compliance Officer	Since August 2004	Chief Compliance Officer, The Marsico Investment Fund, and Director of Compliance, Marsico Capital Management, LLC (August 2004 - present).	N/A	N/A
Thomas M. J. Kerwin 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1955	Chief Legal Officer	Since August 2003	Executive Vice President and General Counsel, Marsico Capital Management, LLC (June 2002 – present).	N/A	N/A
Sander M. Bieber 1900 K Street, N.W. Washington, D.C. 20006 DOB: 1950	Assistant Secretary	Since December 1997	Partner, Dechert LLP (law firm) (more than five years).	N/A	N/A

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this SAI, that each person listed below is qualified to serve as a Trustee in light of the Trust’s business and structure.  The disclosure below regarding the Trustees is not intended to state or imply that any Trustee has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee with respect to the Trust, either as compared to the other Trustees or to board members of other mutual funds generally.

Mr. Thomas Marsico.  Mr. Thomas Marsico has served as a Trustee of the Trust since its inception in 1997.  He is the Founder and Chief Executive Officer of Marsico Capital, the Adviser to the Trust.  Mr. Marsico has over 30 years of experience in the investment management field as a securities analyst and a portfolio manager.  Mr. Marsico previously held positions at a number of other investment advisory firms.

Mr. Christopher Marsico. Mr. Christopher Marsico has served as a Trustee of the Trust for approximately three years.  Mr. Marsico has been the President of Marsico Capital, the Adviser to the Trust, since 2002.  Mr. Marsico previously served as the Chief Operations Officer of Marsico Capital from 1997 to 2002.

Mr. Goodgold.  Mr. Goodgold has served as a Trustee of the Trust since 2006 and as Lead Independent Trustee since 2010.  He has more than 30 years of experience in the investment management industry, with a focus on capital markets and equity research.  He previously served as a Managing Director at Goldman, Sachs & Co. from 1978 to 2003.  Mr. Goodgold also served as a Director of Dimple Dough Incorporated, a cloud-computing card management company, from 2010 to 2011.

Ms. Hoffman. Ms. Hoffman has served as a Trustee of the Trust since 2006.  She is currently Professor of Economics at Iowa State University, and served as the Executive Vice President and Provost of Iowa State University from 2007 to 2012.  She previously served as Professor of Economics and Public Affairs at the University of Colorado from 2005 to 2006, and as President of the University of Colorado from 2000-2005, and has served as President Emerita since 2005.

Mr. Koelbel.  Mr. Koelbel has served as a Trustee of the Trust since its inception in 1997, and also serves as Chairman of the Nominating Committee of the Trust.  He currently serves as the President of Koelbel and Company, a full service real estate, development, investment and management firm, and has held various positions with Koelbel and Company.

Mr. Rierson.  Mr. Rierson has served as a Trustee of the Trust since 1998.  He is currently Senior Vice President of Development of the Colonial Williamsburg Foundation.  He formerly served as Vice President and Vice Chancellor for University Advancement at the University of Houston and the UH System, respectively, from 2005 to 2010.  Before that, he served as President and Vice-President of University Advancement at the University of South Florida Foundation and University of South Florida from 2001 to 2005.

Mr. Stangle.  Mr. Stangle has served as a Trustee of the Trust since 2010. He currently serves as Chairman of Analysis Group, Inc., an economic consulting firm that Mr. Stangle co-founded in 1981. He has over 30 years experience directing large research and consulting projects in such areas as antitrust, ERISA and securities litigation, regulation and damages. Mr. Stangle also serves as a Director of Wellington Trust Company, NA, a subsidiary of private money management firm Wellington Management Company (since 2001); and as a Director of Select-a-Branch, Inc., an ATM operator (since 2008).

Mr. Willett.  Mr. Willett has served as a Trustee of the Trust, and as Chairman of the Audit Committee of the Trust, since 2002.  Mr. Willett has over 30 years of experience in the financial services industry.  He previously served as Chief Operating Officer for Merrill Lynch Europe from 1998 to 2002, and held a variety of other positions at Merrill Lynch between 1982 and 1998, including Senior Vice President and Chief Financial Officer from 1993 to 1998.

BOARD STRUCTURE, LEADERSHIP, RISK OVERSIGHT, AND COMMITTEES

The Board of Trustees oversees the Trust and business and affairs of the Trust, including oversight of certain aspects of the services that the Adviser and the Funds’ other service providers provide to the Trust.  Subject to the provisions of the Trust’s Trust Instrument, its By-Laws and Delaware law, the Trustees shall have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The Board of Trustees holds regularly scheduled in-person meetings on a quarterly basis and other special in-person and telephonic meetings on an as-needed basis.  Currently, there are eight Trustees, six of whom are considered not to be “interested persons” of the Trust (“Independent Trustees”) in accordance with 1940 Act and rules adopted by the SEC thereunder.  The Board of Trustees has appointed a lead Independent Trustee whose primary role is to serve as a spokesperson and principal point of contact for the Independent Trustees, to help coordinate the activities of the Independent Trustees, including calling regular executive sessions of the Independent Trustees and assisting management in developing the agenda of each Board meeting.

As discussed further below, the Board of Trustees has established various Committees through which the Trustees focus on matters relating to particular aspects of the Trust’s operations, such as Fund audits and financial reporting, nominations of Trustees and officers, and the procedures for valuation of portfolio investments.  The Trustees annually review the effectiveness of the Committee structure and each Committee’s responsibilities and membership.

The Trustees believe that the Board’s leadership and Committee structure are appropriate in light of the nature and size of the Trust and each of the Funds because, among other things, they foster strong communications between the Board, its individual members, Marsico Capital and other service providers, allocate responsibilities among the Committees, and permit Committee members to focus on particular areas involving the Trust and each of the Funds.  In addition, the Committees support and promote the Independent Trustees in their oversight of all aspects of the Trust’s operations and their independent review of proposals made by Marsico Capital and other service providers.

RISK OVERSIGHT

While responsibility for most day-to-day Trust operations, including certain risk management functions addressed in policies and procedures relating to the Trust, resides with Marsico Capital and other service providers selected by the Trustees, the Board actively performs a risk oversight function, both directly and through its Committees, as described below.  The Board and its Committees exercise a risk oversight function through regular and ad hoc Board and Committee meetings during which the Board, its Committees, or the Lead Independent Trustee and other Trustees designated by the Board meet with representatives of Marsico Capital and other key service providers during formal Board meetings, in executive sessions, or informally.  The Board receives detailed written reports under many of the Trust’s policies including reports on fair value pricing of securities, the Code of Ethics, trading in portfolio securities and in the Fund’s own securities, and numerous other reports.  The Board also periodically receives other information regarding Fund-level policies and procedures and other service providers’ policies and procedures, and reviews and approves changes to the Trust’s policies and procedures.  The Audit Committee also meets regularly with the Trust’s independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things.  The Board and Committees regularly require senior management of Marsico Capital and senior officers of the Trust to report to the Board and the Committees on a variety of other risk areas relating to the Funds, including, without limitation, investment risks, credit risks, liquidity risks, valuation risks and operational risks, as well as more general business risks.  In addition, the Board has engaged independent counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board also meets regularly with the Trust’s Chief Compliance Officer (“CCO”), who reports directly to the Board.  The CCO has responsibility for testing the compliance procedures of the Funds and their service providers.  The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Trust’s compliance program.  In order to maintain a robust risk management and compliance program for the Trust, the Board and its Committees also regularly review and approve, as necessary, the Trust’s compliance policies and procedures and updates to these procedures, as well as review and approve the compliance policies and procedures of the Trust’s service providers to the extent that those policies and procedures relate to the operations of the Funds.  In addition to the meetings with various parties to oversee the risk management of the Funds, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.  The Board also benefits from other risk management resources and functions within Marsico Capital’s organization, including extensive investment, trading, operations, compliance, and other resources and extensive Adviser-level policies and procedures.

The Committees of the Board include the Audit Committee, Nominating Committee and Valuation Committee.  The membership of each of the Audit Committee and the Nominating Committee consists solely of Independent Trustees, and an Independent Trustee serves as the chairperson of those Committees.  As discussed further below, the members of the Valuation Committee consist of Thomas F. Marsico and any one available Independent Trustee.

The primary purpose of the Audit Committee, which meets at least twice annually, is to assist the full Board in fulfilling certain of its responsibilities by overseeing: (i) the integrity of the Trust’s financial statements and the independent audit thereof; (ii) the Trust’s accounting and financial reporting processes and internal control over financial reporting, and, as the Committee deems appropriate, to inquire into the internal controls of third party service providers; (iii) the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits, and (iv) the qualifications, independence and performance of the Trust’s independent accountants.  The members of the Audit Committee, which is comprised entirely of Independent Trustees, are Jay S. Goodgold, Elizabeth Hoffman, Walter A. Koelbel, Jr., Michael D. Rierson, Bruce E. Stangle and Joseph T. Willett.  There were two Audit Committee meetings held during the fiscal year ended September 30, 2013.

The purpose of the Nominating Committee is:  (1) to evaluate the qualifications of and select and nominate candidates for independent trustee membership on the Board (which may include consideration of good faith written recommendations of one or more well-qualified independent trustee candidate(s) submitted by Fund shareholders, if the recommendation is delivered to the Trust’s address and otherwise complies with requirements adopted by the Board of Trustees, which may be obtained without charge by calling 888-860-8686); (2) to nominate members of Board Committees and periodically review Committee assignments; and (3) to make recommendations to the Board concerning the responsibilities or establishment of Board Committees.  The members of the Nominating Committee, which is comprised entirely of Independent Trustees, are Jay S. Goodgold, Elizabeth Hoffman, Walter A. Koelbel, Jr., Michael D. Rierson, Bruce E. Stangle and Joseph T. Willett.  There were no Nominating Committee meetings held during the fiscal year ended September 30, 2013.

The primary purpose of the Valuation Committee is to assist the full Board if needed in reviewing valuation methodologies for specific instruments and particular fair value determinations made in good faith by the Adviser on behalf of the Board under valuation procedures established and reviewed by, and under the general supervision of, the Board of Trustees.  The Adviser is expected to convene the Valuation Committee in the event that there is significant uncertainty as to which valuation methodology should be selected to fair value price a security, or as to whether a valuation method already selected continues to be appropriate.

Because the full Board generally prefers to review such methodologies and determinations itself at regular Board meetings, the Valuation Committee has not historically been called upon to meet frequently.  Meetings may be held in person or by telephone conference call.  The Valuation Committee consists of Thomas F. Marsico and any one available Independent Trustee.  The Valuation Committee did not convene during the fiscal year ended September 30, 2013, as pricing issues were resolved by the full Board or by approved valuation procedures or by the Adviser’s pricing review committee under the general supervision of the Board.

For the year ended December 31, 2013, the dollar range of equity securities owned beneficially by each Trustee in the Funds is as follows:

INTERESTED TRUSTEES

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Thomas F. Marsico	Focus Fund	Over $100,000	Over $100,000
	Growth Fund	Over $100,000
	21st Century Fund	Over $100,000
	International Opportunities Fund	Over $100,000
	Flexible Capital Fund	Over $100,000
	Global Fund	Over $100,000
Christopher J. Marsico	Focus Fund	Over $100,000	Over $100,000
	Growth Fund	Over $100,000
	21st Century Fund	Over $100,000
	International Opportunities Fund	Over $100,000
	Flexible Capital Fund	Over $100,000
	Global Fund	Over $100,000

NON-INTERESTED TRUSTEES

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST(1)		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Jay S. Goodgold(1)	Focus Fund	Over $100,000	Over $100,000
	Growth Fund	Over $100,000
	21st Century Fund	Over $100,000
	International Opportunities Fund	$50,001-$100,000
	Flexible Capital Fund	Over $100,000
	Global Fund	Over $100,000
Elizabeth Hoffman(1)	Focus Fund	Over $100,000	Over $100,000
	Growth Fund	Over $100,000
	21st Century Fund	Over $100,000
	International Opportunities Fund	Over $100,000
	Flexible Capital Fund	Over $100,000
	Global Fund	Over $100,000
Walter A. Koelbel, Jr. (1)	Focus Fund	Over $100,000	Over $100,000
	Growth Fund	$10,001-$50,000
	21st Century Fund	Over $100,000
	International Opportunities Fund	Over $100,000
	Flexible Capital Fund	Over $100,000
	Global Fund	Over $100,000
Michael D. Rierson(1)	Focus Fund	Over $100,000	Over $100,000
	Growth Fund	Over $100,000
	21st Century Fund	Over $100,000
	International Opportunities Fund	$50,001-$100,000
	Flexible Capital Fund	Over $100,000
Global Fund	$50,001-$100,000
Bruce E. Stangle(1)	Focus Fund	$50,001-$100,000	Over $100,000
	Growth Fund	$50,001-$100,000
	21st Century Fund	$10,001-$50,000
	International Opportunities Fund	$10,001-$50,000
	Flexible Capital Fund	Over $100,000
Global Fund	$50,001-$100,000
Joseph T. Willett(1)	Focus Fund	Over $100,000	Over $100,000
	Growth Fund	Over $100,000
	21st Century Fund	Over $100,000
	International Opportunities Fund	Over $100,000
	Flexible Capital Fund	Over $100,000
	Global Fund	Over $100,000

(1)
Mr. Goodgold, Ms. Hoffman, Messrs. Koelbel, Rierson, Stangle, and Willett are participants in the Marsico Investment Fund Trustees Deferred Fee Plan (the “Plan”), which beneficially owns securities issued by the Funds.  The numbers shown above include the interests that these individuals have in the Plan.  Mr. Goodgold, Ms. Hoffman, Messrs. Koelbel, Rierson, Stangle, and Willett disclaim beneficial ownership of securities through participation in the Plan.

COMPENSATION RECEIVED FROM THE TRUST
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2013

INTERESTED TRUSTEES

	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust
Thomas F. Marsico	$0	--	--	$0
Christopher J. Marsico	$0	--	--	$0

NON-INTERESTED TRUSTEES

	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust
Jay S. Goodgold(1)	$76,000	--	--	$76,000
Elizabeth Hoffman(1)	$66,000	--	--	$66,000
Walter A. Koelbel, Jr.(1)	$69,000	--	--	$69,000
Michael D. Rierson(1)	$66,000	--	--	$66,000
Bruce E. Stangle(1)	$66,000	--	--	$66,000
Joseph T. Willett(1)	$72,000	--	--	$72,000

(1)
Participant in the Marsico Investment Fund Trustees Deferred Fee Plan.  Fiscal year 2013 compensation directed to the Plan consisted of $76,000, $66,000, $66,000, and $66,000 allocated on behalf of Mr. Goodgold, Ms. Hoffman, Messrs. Rierson, and Stangle, respectively, pursuant to the Plan.

The Trustees of the Trust set their level of compensation, which may be subject to change from time to time.  Trustees or officers of the Trust who are officers or employees of the Adviser receive no remuneration from the Funds except for the Chief Compliance Officer of the Trust.  Each of the other Trustees is currently paid an annual retainer of $40,000, a fee of $5,000 for each regular meeting attended, and a fee of $3,000 and $1,000, respectively, for each Audit Committee and Nominating Committee meeting attended and is reimbursed for the expenses of attending meetings.  Mr. Goodgold receives an additional $10,000 fee for his role as lead Independent Trustee.  Mr. Willett receives an additional $6,000 fee for his role as Chairman of the Audit Committee.  Mr. Koelbel receives an additional $3,000 fee for his role as Chairman of the Nominating Committee.  The Trust adopted a deferred compensation plan in February 2000 (which was amended and restated as of December 30, 2005) pursuant to which the Trustees may elect to defer part or all of the fees earned by them for serving as Trustees of the Trust.

As of December 31, 2013, the Trustees and Executive Officers of the Trust owned approximately 7.68% of the outstanding shares of the Focus Fund, 2.34% of the outstanding shares of the Growth Fund, 2.64% of the outstanding shares of the 21st Century Fund, 4.60% of the outstanding shares of the International Opportunities Fund, 3.57% of the outstanding shares of the Flexible Capital Fund and 20.51% of the outstanding shares of the Global Fund.

Share Ownership of the Funds

The following table sets forth the information concerning beneficial and record ownership as of December 31, 2013, of the Funds’ shares by each person who owned of record, or who was known by the Trust to own beneficially, more than 5% of the voting securities of any Fund.

Name and Address of Shareholder	Fund	Shares Owned	Percentage of Outstanding Shares

National Financial	Focus Fund	9,643,428	21.84%
Services Corp (Fidelity)1	Growth Fund	6,505,336	23.85%
499 Washington Blvd.	21st Century Fund	4,883,450	29.19%
Jersey City, NJ 07310	International Opportunities Fund	1,097,325	14.47%
	Flexible Capital Fund	19,608,596	39.33%
	Global Fund	1,231,777	26.04%

Charles Schwab & Co., Inc.1	Focus Fund	8,279,708	18.76%
101 Montgomery Street,	Growth Fund	6,828,870	25.04%
San Francisco, CA 94104	21st Century Fund	4,405,549	26.34%
	International Opportunities Fund	1,920,990	25.33%
	Flexible Capital Fund	11,004,002	22.07%
	Global Fund	1,112,834	23.52%

Thomas F. Marsico	Focus Fund	2,468,828	5.59%
1200 17th Street	Global Fund	681,421	14.40%
Suite 1600
Denver, Colorado 80202

Merrill Lynch, Pierce, Fenner, and Smith1	Flexible Capital Fund	4,736,972	9.50%
4800 E. Deer Lake Drive
Jacksonville, FL 32246

State Street Bank & Trust FBO State of Oregon	International Opportunities Fund	711,143	9.38%
P.O. Box 5501
Boston, MA 02206

Great West Life1	Focus Fund	3,449,486	7.81%
8515 East Orchard Road
Englewood, CO 80111

LPL Financial Corporation1	Growth Fund	2,173,555	7.97%
9785 Towne Centre Drive
San Diego, CA 92121

TD Ameritrade1	Growth Fund	1,730,977	6.35%
P.O. Box 2226
Omaha, NE 68103

(1)
The Trust’s shares are sold through channels including broker-dealer intermediaries that may establish single, omnibus accounts with the Trust’s transfer agent.  The beneficial owners of these shares, however, are the individual investors who maintain accounts within these broker-dealer intermediaries.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENTS.  The Adviser of the Funds is Marsico Capital.  Under the terms of the respective investment advisory agreements (the Investment Advisory Agreements), Marsico Capital furnishes overall investment management for the Funds, provides research and credit analysis, oversees the purchase and sales of portfolio securities, maintains books and records with respect to the Funds’ securities transactions and provides periodic and special reports to the Board of Trustees as required.

For the advisory services provided and expenses assumed by it, the Adviser has agreed to a fee from each Fund, computed and accrued daily and payable monthly, at an annual rate of 0.85% of average daily net assets up to $3 billion, and 0.75% per year of average daily net assets exceeding $3 billion, for the Focus Fund and the Growth Fund; and an annual rate of 0.85% of average daily net assets for the 21st Century Fund, the International Opportunities Fund, the Flexible Capital Fund and the Global Fund.  For the years ended September 30, 2011, September 30, 2012 and September 30, 2013, the Adviser earned the following amounts:

	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2013

Focus Fund	$10,445,582	$8,785,300	$7,370,639
Growth Fund	$7,445,675	$6,096,152	$5,254,578
21st Century Fund	$6,239,654	$3,727,410	$2,618,443
International Opportunities Fund	$2,353,002	$1,243,1301	$1,021,3532
Flexible Capital Fund	$4,079,5383	$4,173,023	$5,640,628
Global Fund	$1,106,118	$606,9534	$463,4305
Emerging Markets Fund	$62,6736	$48,7907	N/A8

(1)	During the fiscal year ended September 30, 2012, the Adviser waived fees for the International Opportunities Fund totaling $68,075.
(2)	During the fiscal year ended September 30, 2013, the Adviser waived fees for the International Opportunities Fund totaling $170,832.
(3)
During the fiscal year ended September 30, 2011, the Adviser waived fees for the Flexible Capital Fund totaling $635,469.  During the period from June 1, 2007 to January 31, 2011, Flexible Capital Fund expenses were limited to an annual rate of 0.75% of average net assets. The Adviser has elected not to seek recoupment from the Flexible Capital Fund in the future for fees waived or expenses reimbursed during that period.

(4)	During the fiscal year ended September 30, 2012, the Adviser waived fees for the Global Fund totaling $69,110.
(5)	During the fiscal year ended September 30, 2013, the Adviser waived fees for the Global Fund totaling $140,077.
(6)	During the fiscal year ended September 30, 2011, the Adviser waived fees for Emerging Markets Fund totaling $249,468.
(7)	The Emerging Markets Fund was liquidated on or about September 21, 2012. Prior to liquidation, the Adviser waived fees for the Fund totaling $192,182 for the fiscal year ended September 30, 2012.
(8)
The Emerging Markets Fund was liquidated on or about September 21, 2012.  Accordingly, no fees were paid by the Fund under the Investment Advisory Agreement for the fiscal year ended September 30, 2013.

The Investment Advisory Agreement, with respect to each Fund, will continue in effect for an initial two year term and for successive one year periods thereafter, if not sooner terminated, provided that each continuance is specifically approved annually by:  (a) the vote of a majority of the Board of Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) with respect to a Fund, the vote of a “majority of the outstanding voting securities” of that Fund (as defined in the 1940 Act), or (ii) the vote of a majority of the Board of Trustees.  Each Investment Advisory Agreement is terminable by vote of the Board of Trustees, or with respect to a Fund, by the holders of a “majority of the outstanding voting securities” of that Fund (as defined in the 1940 Act), at any time without penalty, on 60 days’ written notice to the Adviser.  The Adviser may also terminate its advisory relationship with a Fund without penalty on 90 days’ written notice to the Trust.  The Investment Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

As described in the Prospectus, the Adviser has agreed in an expense limitation and fee waiver agreement effective through January 31, 2015 to limit the total expenses of each Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.50% of the average net assets of the Growth Fund and the 21st Century Fund, and 1.60% of the average net assets of the Focus Fund, International Opportunities Fund, Flexible Capital Fund, and the Global Fund.  The expense limitation agreement may be terminated at any time by the Adviser after January 31, 2015 upon 15 days prior notice to the Fund and its administrator.  Pursuant to this expense limitation and fee waiver agreement (or any previous expense limitation and fee waiver agreement, as applicable), the Adviser shall be entitled to recoup from a Fund fees previously waived or expenses previously reimbursed by the Adviser, provided that any such reimbursements made by a Fund to the Adviser will not cause that Fund’s expense limitation to exceed the expense limitation currently in effect and the reimbursement is made within three years after the year in which the Adviser incurred the expense.  The expense limitation and fee waiver agreement may only be changed by the Funds’ Board of Trustees.

Adviser is an indirect, wholly-owned subsidiary of Marsico Holdings, LLC (“Holdings”).  Holdings, in turn, is owned by Marsico Group, LLC (“Group”) and by third parties.  Group controls Holdings as its managing member, holds 100% of the voting rights in Holdings, and owns approximately 38% of the equity interests of Holdings, the largest block of equity interests held by any single entity.  Group, in turn, is owned by management of Adviser, including certain employees and their family interests. The principal owner and managing member of Group is a partnership controlled by Thomas F. Marsico. Through the partnership’s control of Group, it retains 100% of voting rights and control over the ongoing management and day-to-day operations of Holdings and its subsidiaries, including Adviser.

Certain officers of Marsico Capital are also officers and trustees of the Trust.

ADMINISTRATION AGREEMENT.  Pursuant to an Administration Agreement (the “Administration Agreement”), UMB Fund Services, Inc. (the “Administrator”), 803 W. Michigan Street, Milwaukee, WI, 53233, prepares and files all federal income and excise tax returns and state income tax returns (other than those required to be made by the Trust’s Custodian or Transfer Agent), oversees the Trust’s insurance relationships, prepares securities registration compliance filings pursuant to state securities laws, compiles data for and prepares required notices and reports to the SEC, prepares financial statements for annual and semi-annual reports to investors, monitors compliance with the Funds’ investment policies and restrictions, prepares and monitors the Funds’ expense accruals and causes all appropriate expenses to be paid from Fund assets, monitors the Funds’ status as regulated investment companies under Subchapter M of the Code, maintains and/or coordinates with the other service providers the maintenance of the accounts, books and other documents required pursuant to Rule 31a-1 under the 1940 Act and generally assists in the Trust’s administrative operations.  The Administrator is an affiliate of the Funds’ distributor.  The Administrator, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement.  For the foregoing, the Administrator receives from the Funds a fee, computed daily and payable monthly, based on the Funds’ average net assets at an annual rate beginning at 0.12% (0.13% for the International Opportunities Fund and the Global Fund) and decreasing as the assets of each Fund reach certain levels, subject to a minimum fee of $45,000 ($50,000 for each of the International Opportunities Fund and the Global Fund) per Fund.  For the fiscal years ended September 30, 2011, September 30, 2012 and September 30, 2013, the Administrator earned fees under the Administration Agreement as follows:

	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2013
Focus Fund	$208,945	$199,178	$190,857
Growth Fund	$191,289	$181,719	$171,819
21st Century Fund	$183,408	$153,852	$140,805
International Opportunities Fund	$162,608	$118,500	$108,064
Flexible Capital Fund	$157,995	$159,094	$176,352
Global Fund	$112,053	$79,984	$68,165
Emerging Markets Fund	$37,534	$50,587*	N/A*

*	The Emerging Markets Fund was liquidated on or about September 21, 2012.

The Trust pays all of its own expenses, including without limitation, the cost of preparing and printing its registration statements required under the Securities Act of 1933, as amended and the 1940 Act and any amendments thereto, the expense of registering its shares with the SEC and in the various states, advisory, administration, transfer agency, and other service provider fees, costs of organization and maintenance of corporate existence, the printing and distribution costs of prospectuses, reports to shareholders and other shareholder communications, website, and advertising expenses, reports to government authorities, proxy statements, costs of meetings of shareholders, fees paid to Trustees who are not officers or employees of the Adviser, certain compliance expenses including a portion of the compensation of the Chief Compliance Officer,  acquired fund expenses, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions, spreads, and other expenses in connection with portfolio transactions, fees and expenses of the custodian of the Trust’s assets, charges of securities pricing services, printing and mailing expenses, administration fees paid to mutual fund supermarkets through which each Fund’s shares are sold, and charges and expenses of dividend disbursing agents, accounting services and stock transfer agents.

CUSTODIAN.  State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 serves as the Funds’ Custodian.  The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, selecting and monitoring foreign subcustodians, executing certain foreign exchange transactions, determining income and collecting interest on each Fund’s investments and maintaining certain books and records.  The Custodian also performs fund accounting duties for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the Funds’ independent registered public accounting firm.  PwC audits the Funds’ annual financial statements and reviews the Funds’ tax returns.

DISTRIBUTION PLAN

The Funds have adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time-to-time by the Board of Trustees, of up to 0.25% of each Fund’s average daily net assets.  Payments may be made by the Funds under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Funds as determined by the Board of Trustees.  Such activities typically include compensation to the Funds’ Distributor; advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; and production and dissemination of prospectuses and sales and marketing materials.  To the extent any activity is one which the Funds may finance without a Plan, the Funds may also make payments to finance such activity outside of the Plan and not subject to its limitations.  Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.  In addition, the Adviser may, out of its own resources (which may include legitimate profits from providing advisory services to the Funds or other clients) and at its sole discretion, make certain payments on behalf of the Plan for expenses incurred by a Fund for the distribution of Fund shares and related services or for administrative or other expenses incurred by the Fund.

For the fiscal year ended September 30, 2013, the following Rule 12b-1 payments were made under the Plan:

	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund	Global Fund
Advertising	$0	$0	$0	$0	$0	$0
Printing and Mailing of Prospectuses to other than current shareholders	$8,641	$6,178	$3,184	$1,223	$5,661	$526
Compensation to Underwriters	$94,504	$81,996	$56,783	$25,301	$81,899	$24,989
Compensation to Broker-Dealers	$1,534,358	$1,174,799	$597,067	$217,622	$1,451,614	$85,041
Other*	$0	$0	$0	$0	$0	$0
Total	$1,637,503	$1,262,973	$657,034	$244,146	$1,539,174	$110,556

*       This includes consulting fees, miscellaneous shipping, filing and travel expenses, and storage of printed items.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board of Trustees approve or ratify any related agreements implementing the Plan, and that the Plan may be continued from year-to-year only if the Board of Trustees concludes at least annually that continuation of the Plan is likely to benefit shareholders.  While the Plan is in effect, a majority of the Trustees must not be “interested persons” of the Funds as defined in the 1940 Act, the selection and nomination of independent Trustees must be committed to the discretion of the independent Trustees, and any person who acts as legal counsel for the Funds’ independent Trustees must be independent legal counsel.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Funds and negotiation of their brokerage commission rates are made by the Adviser.  Transactions on U.S. stock exchanges involve the payment by the Funds of negotiated brokerage commissions.  Stated commissions may also apply in the case of securities traded in the over-the-counter market, but in certain cases the price paid by the Funds may include a dealer commission or mark-up (spread).  In certain instances, the Funds may purchase IPO Securities or other underwritten issues at prices which include underwriting fees.

When effecting a securities transaction on behalf of the Funds, the Adviser may choose to execute through a traditional broker-dealer, an electronic-based alternative trading or communications system (“ATS”), or a combination of both (each or both of which may be separately or together referred to as a “broker”).  The Adviser may utilize an ATS to execute a trade for the Funds whenever such a system is available, execution of a trade on the system appears reasonably feasible, and doing so may be potentially beneficial in the particular circumstances surrounding that trade.

In selecting a broker to execute each particular transaction, the Adviser takes a variety of factors into consideration, which may include, without limitation: the best net price available; the commissions or spreads charged; the reliability, expertise, integrity and financial condition of the broker; the size of the order and difficulty in executing it; the possible availability of substantial  broker capital to assist in completing the trade; the ability to locate liquidity; the use of brokerage credits to reduce non-distribution-related administrative service expenses as contemplated in a Board-approved commission recapture program; and the value of the expected contribution of the broker through research and brokerage services to the investment performance of the Funds and other clients of the Adviser on a continuing basis through client commission benefits, as discussed below.  Accordingly, the cost of the brokerage commissions to the Funds in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the research or brokerage services provided by the broker in connection with a particular transaction or a series of transactions.  For example, the Adviser may consider both “proprietary” and “third party” client commission benefits, such as the research and brokerage services or other brokerage services that may be provided by brokers or dealers that effect or are parties to portfolio transactions of the Funds or the Adviser’s other clients.  Such research and investment services may include, without limitation, arranging meetings with research analysts or executives of companies, providing statistical and economic data or research reports on particular companies and industries, providing specialized newsletters or other publications containing economic or market analysis, providing block trading capabilities, providing broker capital to facilitate trades, and research software, among other products or services.  Subject to such policies and procedures as the Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Funds to pay a broker that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such research and brokerage services are eligible client commission benefits that provide lawful and appropriate assistance to the Adviser in its investment decision-making responsibilities, and that the amount of commissions is reasonable in relation to the value of all services provided by the broker, including research and other brokerage services, viewed in terms of either that particular transaction or the Adviser’s ongoing responsibilities with respect to the Funds and other accounts advised by the Adviser.

Research and investment information and other brokerage services are provided by these and other brokers at no cost to the Adviser and are available for the benefit of other accounts advised by the Adviser, and not all of the information will be used in connection with the services provided to the Funds.  While this information is useful and tends to reduce the Adviser’s expenses, it is generally extremely difficult to reliably estimate its value, and, in the opinion of the Adviser, it does not reduce the Adviser’s expenses by a readily determinable amount.  The extent to which the Adviser receives and makes use of research and brokerage services and other non-distribution-related services furnished by brokers is considered by the Adviser in the allocation of brokerage business, but there is no precise formula by which such business is allocated.  The Adviser makes such brokerage allocations in accordance with its periodic evaluation of the performance of all aspects of brokerage services and its judgment of the best interests of the Adviser’s client accounts, including the Funds.

The Board of Trustees has adopted the policy of the Adviser to ensure compliance with Rule 12b-1(h) under the 1940 Act in the selection of brokers to execute portfolio transactions for the Funds.  Generally, Rule 12b-1(h) prohibits the Funds from compensating a broker for the promotion or sale of mutual fund shares by directing to the broker securities transactions or remuneration received or to be received from such portfolio securities transactions.

For the fiscal years ended September 30, 2011, September 30, 2012 and September 30, 2013, the Funds paid the following commissions to brokers:

	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2013
Focus Fund	$1,268,586	$640,716	$744,463
Growth Fund	$805,389	$579,622	$709,810
21st Century Fund	$1,249,318	$684,524	$321,779
International Opportunities Fund	$703,787	$230,008	$271,188
Flexible Capital Fund	$1,418,456	$818,928	$1,017,085
Global Fund	$175,877	$148,526	$90,167
Emerging Markets Fund	$54,197	$24,6451	N/A1

(1)	The Emerging Markets Fund was liquidated on or about September 21, 2012.

The Funds did not pay any commissions to brokers who were affiliated with UMB Distribution Services, LLC or any affiliated person of UMB affiliates.

During the fiscal year ended September 30, 2013, the Adviser on behalf of the Funds directed certain brokerage transactions to brokers because of research and brokerage services provided.  The Adviser utilizes commission sharing arrangements (“CSAs”) to assist in obtaining client commission benefits provided by brokers, such as research and brokerage services, by allocating a portion of certain eligible brokerage commissions to credit pools maintained by those brokers.  Amounts in the credit pools are then used to obtain these services from brokers or other third parties.  The Adviser also obtains client commission benefits through brokerage arrangements other than CSAs under which the Funds also pay commissions.

The amount of eligible commissions paid to brokers with which the Adviser maintains CSA arrangements, amounts credited to CSA credit pools, and principal amount of transactions with CSA brokers, respectively, for each Fund during the fiscal year ended September 30, 2013 were as follows: for the Focus Fund, $197,319; $80,342; $899,603,164; for the Growth Fund, $175,752; $67,458; $753,733,932; for the 21st Century Fund, $106,526; $42,411; $409,152,177; for the International Opportunities Fund, $107,957; $41,557; $158,785,793; for the Flexible Capital Fund, $347,711; $130,936; $1,068,756,233; and for the Global Fund $33,290; $13,474; $70,303,602.

The following information is provided with respect to the Funds’ “regular broker-dealers.”  The term “regular broker-dealers” means generally, as of September 30, 2013, any of the ten brokers or dealers who, for the fiscal year ended September 30, 2013, (1) received the greatest dollar amount of brokerage commissions from the Funds, (2) engaged as principal in the largest dollar amount of portfolio transactions for the Funds, or (3) sold the largest dollar amount of securities of the Funds.

The chart below identifies each Fund’s “regular broker-dealers” the securities of which were purchased by a Fund during the fiscal year ended September 30, 2013 and the value of each Fund’s holdings of such securities as of September 30, 2013.  Where a value is listed as zero, the Fund no longer held any securities of the indicated broker-dealer as of September 30, 2013.

Regular Brokers	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund	Global Fund
Barclays PLC	$0	$0	$0	$0	$0	$0
Citigroup, Inc.	$32,651,838	$21,145,946	$9,555,645	$0	$17,434,057	$1,655,064
Morgan Stanley	$0	$0	$4,412,955	$0	$0	$0
UBS A.G.	$0	$0	$0	$4,633,643	$16,071,526	$0
Goldman Sachs Group Inc.*	$0	$0	$0	$0	$0	$0

* Affiliates of Marsico Capital have maintained certain business relationships with Goldman, Sachs & Co. and its affiliates (“Goldman”), including arrangements relating to a 2007 transaction in which Goldman provided financing to assist Marsico Capital affiliates in buying Marsico Capital from a former owner, subsequent recapitalization transactions, as further discussed in Marsico Capital’s Form ADV Part 2A.  In the ordinary course of business, Marsico Capital utilizes Goldman’s brokerage services for MCM’s clients, including the Funds, when this appears likely to result in best execution.  These brokerage services may involve Goldman’s execution of agency trades or principal trades involving Goldman’s own capital or securities, Marsico Capital’s purchasing securities for clients in offerings underwritten by Goldman, and Marsico Capital’s receipt of client commission benefits from Goldman.  Additionally, as part of routine investment decisions, Marsico Capital has periodically invested (and may continue to invest) client assets (including Fund assets) in shares of Goldman Sachs Group, Inc., the parent company of Goldman, as noted in the table above.

PORTFOLIO TURNOVER

Portfolio turnover rates for the International Opportunities Fund, the Flexible Capital Fund and the Global Fund may at times be greater than those for certain other funds due to the investment style of the Funds, and may vary over time because turnover rates for relatively concentrated growth portfolios may be substantially impacted by market conditions.

PERFORMANCE INFORMATION

From time to time, quotations of the Funds’ performance may be included in advertisements, sales literature or reports to shareholders or prospective investors.  These performance figures are calculated in the following manner.

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund’s shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares.  Average annual total return (before taxes) is calculated by computing the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

P(1+T)n = ERV

Where:

T	=	average annual total return

P	=	a hypothetical initial payment of $1,000

n	=	number of years

ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period.

It should be noted that average annual total return is based on historical performance and is not intended to indicate future performance.  Average annual total return for each Fund will vary based on changes in market conditions and the level of the Fund’s expenses.

The average annual total return (after taxes on distributions) will be calculated according to the following formula:

P(1 + T)n  = ATVD

Where:

P	=	a hypothetical initial payment of $1,000

T	=	average annual total return (after taxes on distributions),

n	=	number of years, and

ATVD =	the ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemptions) will be calculated according to the following formula:

P(1+T)n  = ATVDR

Where:

P	=	a hypothetical initial payment of $1,000

T	=	average annual total return (after taxes on distributions and redemption),

n	=	number of years, and

ATVDR =	the ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on distributions and redemption.

In connection with communicating its average annual total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

COMPARISON OF PORTFOLIO PERFORMANCE

Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner.  Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally may not reflect deductions for administrative and management costs.  Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), the NASDAQ Composite Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 2000 Index, the Russell 3000 Index, the Wilshire 5000 Index, the Barclays Capital U.S. Aggregate Index (formerly the Lehman Brothers U.S. Aggregate Index), the Morgan Stanley Capital International ("MSCI") Emerging Markets Index, the MSCI Europe, Australasia and Far East (“EAFE”) Index, the MSCI All Country World Index, and the MSCI All Country World ex-US (ACWI ex-US) Index.

From time to time, in advertising, marketing and other Fund literature, the performance of a Fund may be compared to the performance of broad groups of mutual funds with similar investment goals, or other groups of mutual funds, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Inc., Thompson Financial Research, Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations.  When these organizations’ tracking results are used to compare the Funds to other funds, a Fund may be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a Fund’s risk.  From time to time, the average price-earnings ratio and other attributes of certain Fund portfolio securities may be compared to the average price-earnings ratio and other attributes of the securities that comprise the S&P 500 Index or other relevant indices or benchmarks.  The Funds may also quote mutual fund ratings prepared by independent services or financial or industry publications.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in a Fund.  The description may include a “risk/return spectrum” which compares a Fund to broad categories of funds, such as other equity funds, in terms of potential risks and returns.  The share price and return of an equity fund also will fluctuate.  The description may also compare a Fund to bank products, such as certificates of deposit.  Unlike mutual funds, certificates of deposit offer a fixed rate of return and are insured up to $250,000 by an agency of the U.S. government.  The Funds are not insured by any program or entity.

Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging.  In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are higher and more shares when prices are lower.  While such a strategy does not ensure a profit or guard against loss, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

The Funds may include in marketing or other Fund literature discussions or illustrations of general principles of investing, investment management techniques, economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, the effects of compounding, and tax and retirement planning.  The Funds may also include discussions of investments in the Funds by employees of the Adviser.

TAX STATUS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code.  Accordingly, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from an interest in a qualified publicly traded partnerships, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), two or more issuers controlled by the Fund that are determined to be engaged in the same business, or similar or related businesses or of one or more qualified publicly traded partnerships.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of each Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) and tax-exempt interest for the taxable year is distributed.  Each Fund seeks to distribute all or substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level.  To avoid the tax, each Fund must generally distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (taking into account certain adjustments and deferrals) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.  To avoid application of the excise tax, each Fund intends to seek to make distributions in accordance with the calendar year distribution requirement whenever reasonably feasible.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by that Fund during January of the following year.  Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

DISTRIBUTIONS.  Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or additional Fund shares.  Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by a Fund, may qualify for the dividends received deduction.  However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.  Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, are taxable to shareholders at the applicable long-term capital gains rate, whether paid in cash or in shares, regardless of how long the shareholder has held a Fund’s shares, and they are not eligible for the dividends received deduction.  Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.  For taxable years beginning after December 31, 2012, the maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts, plus the Medicare tax discussed below, as applicable.  These rates do not apply to corporate taxpayers.  A Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by a Fund that would be eligible for the lower maximum rate.  A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the preferential rate for dividends. Distributions resulting from a Fund’s investments in bonds and other debt instruments will not generally qualify for the lower rates.  Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.  Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S. and corporations eligible for the benefits of a comprehensive income tax treaty with the U.S. which satisfy certain other requirements.  Passive foreign investment companies are not treated as “qualified foreign corporations.”  Foreign tax credits associated with dividends from “qualified foreign corporations” will be limited to reflect the reduced U.S. tax on those dividends.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital.  Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution.  The price of shares purchased at this time may reflect the amount of the forthcoming distribution.  Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.  This is known as “buying a dividend.”

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

As of January 1, 2012, federal law requires that mutual fund companies must maintain and report a shareholder’s cost basis by tax lot, gain/loss information, and holding period of “covered” security sales to the Internal Revenue Service (“IRS”) on Form 1099. Covered securities, that are mutual fund shares, are shares acquired on or after January 1, 2012. A fund is not responsible for maintaining and reporting share information if such shares are not deemed “covered”.

The new tax regulations require that the Funds elect a default tax identification methodology in order to perform the required reporting. As a result, the Funds have chosen the first-in-first-out (“FIFO”) method as the default tax lot identification method for its shareholders. This is the method the Funds will use to determine which specific shares are deemed to be sold when a shareholder’s entire position is not sold in a single transaction and is the method in which “covered” share sales will be reported on a shareholder’s Form 1099.

However, at the time of purchase or upon the sale of “covered” shares, shareholders may generally choose a different tax lot identification method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

FUND INVESTMENTS

ORIGINAL ISSUE DISCOUNT.  Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount.  Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity.  Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

MARKET DISCOUNT.  Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes.  The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.  Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS; STRADDLES.  A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses.  These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders.  These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy its distribution requirements for relief from income and excise taxes.  Each Fund will monitor its transactions and may make such tax elections as Fund management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts, or hedged investments.  The Funds’ status as regulated investment companies may limit their transactions involving foreign currency, futures, options, and forward contracts.

Certain transactions undertaken by a Fund may result in “straddles” for federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.  Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

CURRENCY FLUCTUATIONS-- “SECTION 988” GAINS OR LOSSES.  Each Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. federal income tax purposes.  Some of a Fund’s investments will be maintained and income therefrom calculated by reference to certain foreign currencies, and such calculations will not necessarily correspond to the Fund’s distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates.  Furthermore, exchange control regulations may restrict the ability of a Fund to repatriate investment income or the proceeds of sales of securities.  These restrictions and limitations may limit a Fund’s ability to make sufficient distributions to satisfy the 90% distribution requirement for qualification as a regulated investment company.  Even if a Fund so qualified, these restrictions could inhibit its ability to distribute all of its income in order to be fully relieved of tax liability.

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables (including dividends) or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss.  Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of the acquisition of the security or other instrument and the date of disposition also are treated as ordinary gains or losses.  These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.  If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be re-characterized as a return of capital to shareholders, or, in some cases, as capital gain, rather than as an ordinary dividend.

CONSTRUCTIVE SALES.  Under certain circumstances, a Fund may recognize gains from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position.  In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale would depend upon the Fund’s holding period in the property.  Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.  Constructive sale treatment does not apply to certain transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning on the date such transaction was closed, if certain conditions are met.

PASSIVE FOREIGN INVESTMENT COMPANIES.  Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies (“PFICs”).  In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income.  If the Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders.  In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares.  The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years.  Certain distributions from a PFIC as well as gains from the sale of PFIC shares are treated as excess distributions.  Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares.  Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year.  If this election were made, the special rules discussed above relating to the taxation of excess distributions, would not apply.  In addition, another election would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income.  Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

FOREIGN TAXES.  Each Fund may be subject to certain taxes imposed by the countries in which it invests or operates.  If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders.  For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, including a holding period requirement with respect to Fund shares, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any.  No deduction for foreign taxes may be claimed by individuals who do not itemize deductions.  In any year in which it elects to “pass through” foreign taxes to shareholders, a Fund will notify shareholders in a written statement the amount of such taxes and the sources of its income.

Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, the source of a Fund’s income flows through to its shareholders.  With respect to each Fund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including section 988 gains (defined above), may have to be treated as derived from U.S. sources.  The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the relevant Fund.

The foregoing is only a general description of the foreign tax credit.  Because the application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to contact their tax advisors.

DISPOSITION OF SHARES.  Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon the amount realized and the shareholder’s basis in the shares.  A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the shares.  Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a 61 day period beginning 30 days before and ending 30 days after the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the disposition of a Fund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING.  The Funds will be required to report to the Internal Revenue Service (the “IRS”) all distributions and gross proceeds from the redemption of the Funds’ shares, except in the case of certain exempt shareholders.  All distributions and proceeds from the redemption of a Fund’s shares will be subject to withholding of federal income tax at a current rate of 28% (“backup withholding”) in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

OTHER TAXATION.  Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above and such shareholders will generally be subject to 30% U.S. withholding tax on distributions by the Funds and may also be subject to U.S. estate taxes on shares held in a Fund.  Effective July 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

This discussion does not address all of the tax consequences applicable to the Funds or shareholders, and shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

NET ASSET VALUE

Shares are purchased at their net asset value per share.  Each Fund calculates its net asset value per share (“NAV”) as follows:

NAV Per Share:	(Value of Fund Assets) – (Fund Liabilities)
Number of Outstanding Shares

Net asset value is generally calculated as of the close of trading on the NYSE (usually 4:00 p.m. Eastern Time) every day that the NYSE is open.

A security listed or traded on a recognized stock exchange is generally valued at its last sale price quoted on that exchange as provided by a pricing source authorized by the Board of Trustees.  Securities traded on NASDAQ generally will be valued at the NASDAQ Official Closing Price.  If no last sale price or official closing price is reported by an authorized pricing source on the valuation date, the most current bid price as provided by an authorized pricing source generally will be used.  Other over-the-counter securities for which market quotations are readily available will typically be priced using the last sale price as provided by an authorized pricing source.

As described in the Funds’ Prospectus, the Funds’ investments are valued based on fair value as determined in good faith in certain circumstances such as if market quotations for some securities are not readily available, if a significant event after market closing affects the value of certain securities and renders closing quotations for the securities stale or unreliable, or if other changes or volatility in U.S. markets may affect the value of certain foreign securities.  The Adviser, with the assistance of the Fund Accountant, is primarily responsible for overseeing the determination of fair value prices in accordance with procedures established by, and under the general supervision of, the Board of Trustees.  A Fund that holds foreign securities may rely frequently on fair value pricing.  The Funds use pricing services authorized by the Board of Trustees to assist in determining the market value of portfolio securities and other investments.  In addition, the Board of Trustees has authorized the use of a pricing service to assist the Funds in valuing certain securities listed or traded on foreign securities exchanges in the Funds’ portfolios in circumstances when changes or volatility in U.S. markets, as represented by, for example, the S&P 500 Index, may affect the value of certain foreign securities.  Debt securities which will mature in more than 60 days are generally valued at their bid prices furnished by a pricing service approved by the Trustees subject to review of the appropriate price by the Adviser.  Debt securities which will mature in 60 days or less are valued at amortized cost if it approximates market value.

Generally, trading in foreign securities, as well as U.S. Government securities and certain cash equivalents and repurchase agreements, is substantially completed each day at various times prior to the close of trading on the NYSE.  The values of such securities used in computing the NAV of the shares of the Funds are generally determined as of such times, except as otherwise discussed in this section.  For purposes of determining the NAV of each Fund, assets and liabilities initially expressed in foreign currencies will generally be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars furnished by a pricing service approved by the Trustees.  To the extent practicable, foreign currency exchange rates will be determined as of or near the close of the NYSE, but in the case of certain instruments, foreign currency exchange rates may be determined some hours prior to the close of the NYSE.  Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE that may not be reflected in the computation of NAV.  As described above and in the Funds’ Prospectus, the securities may be valued at their fair value as determined in good faith in accordance with procedures established by, and under the general supervision of, the Trustees in certain circumstances, such as if market quotations for some securities are not readily available, if a significant event after market closing affects the value of certain securities and renders closing quotations for the securities stale or unreliable, or if other changes or volatility in U.S. markets may at times affect the value of certain foreign securities.

A Fund’s NAV will be calculated separately from the NAV of any other portfolio of the Trust.  “Assets belonging to” a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all portfolio securities and investments, net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular series.  Each Fund will be charged with the direct liabilities of that Fund and with a share of the general liabilities of the Trust’s Funds.  Subject to the provisions of the Trust’s organizational instrument, determinations by the Trustees as to the direct and allocable expenses, and the allocable portion of any general assets with respect to a particular series of the Trust, are conclusive.

CAPITAL STRUCTURE

DESCRIPTION OF SHARES.  The Trust is an open-end management investment company organized as a Delaware statutory trust on October 1, 1997.  The Trust’s Trust Instrument authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest.  Each share of the Funds has equal voting, dividend, distribution and liquidation rights.

Shares of the Trust have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion.  When issued for payment as described in the Prospectus, the Trust’s shares will be fully paid and non-assessable.

Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or applicable Delaware law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by a “majority of the outstanding shares” (as defined in the 1940 Act) of each fund affected by the matter.  A fund is affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of that fund.  Under Rule 18f-2, the approval of an investment advisory agreement or Rule 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a “majority of the outstanding shares” (as defined in the 1940 Act) of the fund.  However, the rule also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Trust voting without regard to particular funds.  Notwithstanding any provision of Delaware law requiring for any purpose the concurrence of a proportion greater than a majority of all votes entitled to be cast at a meeting at which a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of the Trust outstanding (or of a class or series of the Trust, as applicable) will be effective, except to the extent otherwise required by the 1940 Act and rules thereunder.  In addition, the Trust Instrument provides that, to the extent consistent with Delaware law and other applicable law, the By-Laws may provide for authorization to be given by the affirmative vote of the holders of less than a majority of the total number of shares of the Trust outstanding (or of a class or series).

If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

HOW TO BUY AND SELL FUND SHARES

The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Funds, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the NYSE is closed, other than customary weekend or holiday closings, or (b) during which trading on the NYSE is restricted as determined by the SEC; (2) for any period during which an emergency exists, as determined by the SEC, as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for a Fund to determine the value of its net assets; and (3) for such other periods as the SEC may by order permit for the protection of the Funds’ shareholders.

The value of shares of a Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of that Fund’s assets at the time.  Shareholders should note that if a loss has been realized on the sale of shares of a Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

It is possible that conditions may exist in the future which would, in the opinion of the Board of Trustees, make it undesirable for the Funds to pay for redemptions in cash.  In such cases the Board may authorize payment to be made in portfolio securities of the Funds.  However, the Funds are obligated under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Fund’s net assets if that is less) in any 90-day period.  Portfolio securities delivered in payment of redemptions will be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving such portfolio securities may incur brokerage costs on any sales of those securities.

Any redemption or transfer of ownership request for corporate accounts will require the following written documentation:

1.           An original written Letter of Instruction signed by the required number of authorized officers, along with their respective positions.  For redemption requests in excess of $100,000, the written request must be Medallion signature guaranteed.  Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges, registered securities associations or clearing agencies who participate in the Securities Transfer Association Medallion Program.

2.           A certified Corporate Resolution that states the date the Resolution was duly adopted and states who is empowered to act, transfer or sell assets on behalf of the corporation.

3.           If the Corporate Resolution is more than 60 days old from the date of the transaction request, a Certificate of Incumbency from the Corporate Secretary which specifically states that the officer or officers named in the resolution have the authority to act on the account.  The Certificate of Incumbency must be dated within 60 days of the requested transaction.  If the Corporate Resolution confers authority on officers by title and not by name, the Certificate of Incumbency must name the officer(s) and their title(s).

When redeeming the Marsico shares of the BofA Cash Reserves Fund, if you redeem less than all of the balance of your account, your redemption proceeds will exclude accrued and unpaid income through the date of the redemption.

IN-KIND PURCHASES.  The Trust, in its sole discretion, may, but is not required to, accept purchases of Fund shares by means of in-kind contributions of selected portfolio securities under certain circumstances. An in-kind contribution must be made in the form of securities that are permissible and appropriate investments for the Funds as described in the Prospectus as determined by the Adviser. The Funds will have complete discretion to reject any or all securities offered in connection with a proposed in-kind contribution, and generally will require that any securities considered for such a contribution be liquid, have a readily ascertainable market value, and not be subject to resale or other restrictions or conditions.  The Funds will also require, among other things, that the securities accepted for an in-kind contribution be valued in the same manner as they would be valued for purposes of computing a Fund’s NAV, and that the Funds receive satisfactory assurances that the securities have been or will be transferred without encumbrance to the Funds.

The Funds may incur brokerage commissions or fees for trading by the Funds in connection with an in-kind purchase of Fund shares. The Funds will not be liable for any brokerage commission or fee (except for customary transfer fees) that you may incur in connection with an in-kind purchase of Fund shares. Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares.  An investor contemplating an in-kind purchase of Fund shares should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such a purchase.

AUTOMATIC INVESTMENT PLAN.  The Funds offer an Automatic Investment Plan whereby an investor may automatically purchase shares of the Funds on a regular basis ($50 minimum per transaction).  Under the Automatic Investment Plan, an investor’s designated bank or other financial institution debits a pre-authorized amount from the investor’s account each designated period and applies the amount to the purchase of a Fund’s shares.  The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House (“ACH”).  Also, the designated Fund must be qualified for sale in those states in which it is required.  You may enroll in the Automatic Investment Plan by completing the appropriate section of the Account Application.  If you wish to establish an Automatic Investment Plan after your account has been opened, please contact the transfer agent at 888-860-8686.

Automatic Investment Plan transactions are scheduled for the 5th, 10th, 15th, and 20th of every month.  Transactions also may be scheduled monthly, quarterly, semi-annually or annually.  No service fee is currently charged by the Funds for participation in the Automatic Investment Plan.  A $20 fee will be imposed by the Funds if sufficient funds are not available in your account or your account is closed at the time of the automatic transaction and your purchase will be canceled.  You will also be responsible for any losses suffered by the Funds as a result.   Changes to bank information must be made in writing and signed by all registered holders of the account with Medallion signatures guaranteed.  A full redemption of all funds from your account will automatically discontinue Automatic Investment Plan privileges.  Termination instructions must be received by the Funds five business days prior to the effective date of termination.

SYSTEMATIC WITHDRAWAL PLAN.  The Funds offer a Systematic Withdrawal Plan which allows you to designate that a fixed amount ($100 minimum per transaction limited to those shareholders with a balance of $10,000 or greater upon commencement of participation in the Systematic Withdrawal Plan) be redeemed and distributed to you at regular intervals.  Redemptions take place on the 5th, 10th, 15th, or 20th of the month but if the day you designate falls on a Saturday, Sunday, or legal holiday, the distribution shall be made on the following business day unless that business day falls on year end, in which case it will occur on the prior business day.  Any changes made to the distribution information must be made in writing and signed by each registered holder of the account with Medallion signatures guaranteed.

The Systematic Withdrawal Plan may be terminated by you at any time without charge or penalty, and the Funds reserve the right to terminate or modify the Systematic Withdrawal Plan upon 60 days’ written notice.  Withdrawals involve redemption of Fund shares and may result in a gain or loss for federal income tax purposes.  An application for participation in the Systematic Withdrawal Plan may be obtained from the Transfer Agent by calling 888-860-8686.

RETIREMENT PLANS.  The Funds offer retirement plans that may allow investors to shelter some of their income from taxes.  Descriptions of the plans, application forms, as well as descriptions of applicable service fees and certain limitations on contributions and withdrawals, are available by calling the Transfer Agent at 888-860-8686.

HOW TO EXCHANGE

As explained in the Prospectus, the Funds’ shareholders may exchange the shares they own of any Marsico Fund for the shares of any other Marsico Fund.

In addition, a dedicated share class of the BofA Cash Reserves Fund, a money market fund offered and managed by affiliates of Bank of America, is available as an exchange option for shareholders of the Marsico Funds.  Shareholders may exchange all or part of their investment in the Funds for the Marsico Shares of the BofA Cash Reserves Fund.  The Marsico Shares of the BofA Cash Reserves Fund are not offered by the Prospectus or this Statement of Additional Information.  An exchange of all or part of an investment in a Marsico Fund into the Marsico Shares of the BofA Cash Reserves Fund is a separate investment decision made by a Marsico Fund shareholder.  Neither Marsico Capital nor the Marsico Funds make any recommendation to invest in the BofA Cash Reserves Fund.  Marsico Fund shareholders should carefully read the separate prospectus for the Marsico Shares of the BofA Cash Reserves Fund, which contains information about the fund’s yield, investment objective, risks, charges and expenses, before making an exchange investment into this fund.  Neither the BofA Cash Reserves Fund nor Bank of America is an affiliated person of the Marsico Funds or Marsico Capital.  An investment in the BofA Cash Reserves Fund is not a bank deposit, and is not insured or guaranteed by the Marsico Funds, Marsico Capital, Bank of America or any of its affiliates, the FDIC or any other government agency.  It is possible to lose money by investing in a money market fund.

UMB Fund Services, Inc., the Marsico Funds’ transfer agent, receives a service fee from the BofA Cash Reserves Fund at the annual rate of 0.25% of the average daily net assets of the Marsico shares of BofA Cash Reserves Fund.  This fee is for transfer agent services provided to shareholders of the Marsico shares of BofA Cash Reserves Fund.  UMB Fund Services, Inc. is an affiliate of the Marsico Funds’ distributor.  You may obtain a prospectus for the Marsico Shares of the BofA Cash Reserves Fund on the Marsico Funds website at www.marsicofunds.com or by calling 888-860-8686.

FINANCIAL STATEMENTS

The financial statements of the Funds appearing in the Annual Report to Shareholders for the year ended September 30, 2013 have been audited by PricewaterhouseCoopers LLP (“PwC”), the Trust’s independent registered public accounting firm.  Such financial statements are incorporated herein by reference.

DISTRIBUTION

The Trust has entered into a distribution agreement with UMB Distribution Services, LLC (the “Distributor”).  Under the agreement, the Distributor serves as each Fund’s principal underwriter and acts as exclusive agent for the Funds in selling their shares to the public.  For the marketing and distribution services provided, the Funds pay the Distributor a fee at the annual rate beginning at 0.02% of each Fund’s average daily net assets and decreasing as the assets of each Fund reach certain asset levels, subject to a minimum annual fee of $25,000 per Fund.  Total distribution fees paid to the Distributor and to other financial intermediaries involved in distributing shares of the Funds are limited to 0.25% of each Fund’s average daily net assets.  If the distribution fees exceed 0.25% of each Fund’s average daily net assets, the Funds will not pay the difference.  Any distribution-related amount in excess of 0.25% will be borne by Marsico Capital, and will not be recouped by Marsico Capital from the Funds thereafter.  The Distributor is an affiliate of the Funds’ Administrator and transfer agent.

During the fiscal year ended September 30, 2011, the Distributor earned as compensation for underwriting $106,864 from the Focus Fund, $93,795 from the Growth Fund, $86,701 from the 21st Century Fund, $52,681 from the International Opportunities Fund, $72,991 from the Flexible Capital Fund, $26,023 from the Global Fund and $18,767 from the Emerging Markets Fund.  During the fiscal year ended September 30, 2012, the Distributor earned as compensation for underwriting $101,006 from the Focus Fund, $85,858 from the Growth Fund, $68,851 from the 21st Century Fund, $29,249 from the International Opportunities Fund, $74,094 from the Flexible Capital Fund, $25,000 from the Global Fund and $24,522 from the Emerging Markets Fund (prior to its liquidation).  During the fiscal year ended September 30, 2013, the Distributor earned as compensation for underwriting $93,356 from the Focus Fund, $80,909 from the Growth Fund, $55,805 from the 21st Century Fund, $25,000 from the International Opportunities Fund, $83,180 from the Flexible Capital Fund, and $25,000 from the Global Fund.

CODE OF ETHICS

The Trust, the Adviser and the Distributor have adopted Codes of Ethics governing personal trading activities of all officers, Trustees and employees of the Trust, all officers, principals and employees of the Adviser, and certain officers of the Distributor.  Under the Trust’s and Adviser’s Codes, these persons are generally restricted from purchasing common stocks and certain other securities.  Under the Distributor’s Code, while these persons may invest in securities, including those that may be purchased or held by the Funds, the personal trading of such persons is subject to certain restrictions including blackout periods and preapproval requirements for limited offerings and initial public offerings.  The Trust, Adviser and Distributor have developed procedures for administration of their respective Codes.

PROXY VOTING

The Board of Trustees of the Trust has adopted a proxy voting policy pursuant to which the Trustees have delegated proxy voting responsibility to Marsico Capital and approved Marsico Capital’s proxy voting policies and procedures (the “Marsico Capital Policy”) (described below).  The Trustees initially reviewed and approved the Marsico Capital Policy and will review and approve any material amendments to the policy.  In the event that Marsico Capital is aware of the existence of an apparent material conflict of interest between the interests of Fund shareholders and the interests of the Adviser or certain affiliates of either the Adviser or the Funds in how proxies will be voted (such as when the Adviser knows that a proxy issuer is also an MCM client), the Adviser will generally resolve any appearance concerns by seeking to follow the alternative voting procedures described in the Adviser’s proxy voting policy.  Such alternative procedures may include, without limitation: (i) directing the proxies to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders; (ii) directing the proxies to be voted in accordance with the recommendations of an independent service provider that Marsico Capital may use to assist it in voting proxies; (iii) notifying the Trust’s Board of Trustees or a designated Board committee or their representative of the conflict of interest (if practical), and seeking a waiver of the conflict to permit Marsico Capital to vote the proxies consistent with its proxy voting policy (other than these conflict procedures); (iv) abstaining from voting (or taking no action on) the proxies when, among other circumstances, alternative voting procedures are not desirable; or (v) forwarding the proxies to the Trust’s Board of Trustees or a designated Board committee or their representative, so that the Board or committee or representative may vote the proxies themselves.  Information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 of each year is available: (1) without charge, upon request, by calling 888-860-8686, and (2) on the SEC’s website at www.sec.gov.

The Marsico Capital Policy is designed to generally ensure that proxies are voted in the best economic interests of Marsico Capital’s clients (including the Funds).  Because Marsico Capital believes that the management teams of most companies it invests in generally seek to serve shareholder interests, Marsico Capital believes that voting proxy proposals in clients’ best economic interests usually (though not always) means voting with the recommendations of these management teams (including their boards of directors).  Marsico Capital generally reviews proxy proposals as part of its normal monitoring of portfolio companies and their management.  Marsico Capital may choose to vote against management recommendations at times.  Marsico Capital may also abstain from voting (or may take no action on) proxies from time to time, such as when the proxies are issued by companies that Marsico Capital has decided to sell, when foreign issuers impose burdensome or unreasonable voting requirements, as an alternative to voting with management, or for other reasons described in the Marsico Capital Policy.  Marsico Capital may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond Marsico Capital’s control.  Marsico Capital seeks to identify situations in which a material conflict of interest may arise for reasons discussed above in the summary of the proxy voting policy of the Trust.  For example, Marsico Capital compares proxy issuers with a list of its significant corporate clients and their known public affiliates and asks its securities analysts if they are aware of any major business relationships with proxy issuers, and seeks to follow alternative voting procedures as described above, if an apparent material conflict of interest appears.

PORTFOLIO MANAGERS

PORTFOLIO MANAGERS.  Thomas F. Marsico and Coralie Witter, CFA are co-managers of the Focus Fund and the Growth Fund.  Brandon Geisler is the portfolio manager of the 21st Century Fund.  James G. Gendelman and Munish Malhotra, CFA are co-managers of the International Opportunities Fund.  Munish Malhotra, CFA and Jordon Laycob are the portfolio managers of the Flexible Capital Fund. Thomas F. Marsico and James G. Gendelman co-manage the Global Fund.  The following table lists the number and types of accounts (other than the Marsico Funds) managed by each of Messrs. Marsico, Geisler, Gendelman, Laycob and Malhotra and Ms. Witter, and the assets under management in those accounts.  Information with respect to Messrs. Marsico, Geisler, Gendelman, Laycob and Malhotra and Ms. Witter is provided as of September 30, 2013.

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Thomas F. Marsico	16	$6,005.6	10	$1,252.3	2,517 (43 non-wrap clients / 2,472 wrap clients and 2 model portfolios*)	$3,959.5	$11,217.4
Brandon Geisler	2	$1,180.0	0	$0	230 (0 non-wrap clients / 230 wrap clients)	$64.3	$1,244.3
James G. Gendelman	10	$1,025.5	0	$0	4	$209.2	$1,234.7
Jordon Laycob	1	$185.6	0	$0	0	$0	$185.6
Munish Malhotra	7	$864.3	0	$0	3	$142.3	$1,006.6
Coralie Witter	10	$5,336.2	9	$1,193.5	2,510 (36 non-wrap clients / 2,472 wrap clients and 2 model portfolios*)	$3,886.0	$10,415.7

*           The model portfolio(s) represents assets in a Unified Managed Account program that has a number of underlying client accounts.

As indicated in the table above, a portfolio manager may manage accounts for other clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers of the Adviser make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  Although Marsico Capital does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible.  Marsico Capital seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines.  Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations.  Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the manager may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different investment platforms, account types, opening or funding dates, cash flows, client-specific objectives or restrictions, or for other reasons.  Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades.  Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security.  Under Marsico Capital’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner.  With respect to initial public offerings and other syndicated or limited offerings, it is Marsico Capital’s policy generally to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged.  Consistent with this approach, Marsico Capital has adopted policies and procedures for allocating transactions fairly across multiple accounts.  Marsico Capital’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another.  Marsico Capital’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because the Adviser advises multiple accounts.  In addition, the Adviser monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of the Trust and the Adviser, including the Adviser’s and the Trust’s Code of Ethics.

PORTFOLIO MANAGER COMPENSATION.  The compensation package for portfolio managers of Marsico Capital includes a competitive base salary reevaluated periodically, and may also include periodic cash bonuses.  Bonuses are typically based on two primary factors: (1) Marsico Capital’s overall profitability for the period, and (2) individual achievements and contributions benefitting the firm and/or clients.  Base salaries also may be adjusted upward (or downward) based on similar factors.  No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation generally takes into account, among other factors, the overall performance of accounts for which the portfolio manager provides investment advisory services.  In receiving compensation such as bonuses, portfolio managers do not receive special consideration based solely on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees.

In addition to salary and bonus, Marsico Capital’s portfolio managers may participate in other Marsico Capital benefits such as health insurance and retirement plans on the same basis as other Marsico Capital employees.  Marsico Capital’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company.

As a general matter, Marsico Capital does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index).  Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful.  Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities.  To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolio risks, Marsico Capital evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements.  Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico Capital’s investment management team, contributions to Marsico Capital’s overall performance, discrete securities analysis, idea generation, ability and willingness to support and train other analysts, and other considerations.

PORTFOLIO MANAGER FUND OWNERSHIP.  The dollar range of equity securities beneficially owned by a Fund’s portfolio manager in the Fund(s) he or she manages as of September 30, 2013 is as follows:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Thomas F. Marsico	Focus Fund	Over $1,000,000
	Growth Fund	Over $1,000,000
	Global Fund	Over $1,000,000
Brandon Geisler	21st Century Fund	$100,001-$500,000
James G. Gendelman	International Opportunities Fund	$100,001-$500,000
	Global Fund	$50,001-$100,000
Jordon Laycob	Flexible Capital Fund	$100,001-$500,000
Munish Malhotra	International Opportunities Fund	$100,001-$500,000
	Flexible Capital Fund	$50,001-$100,000
Coralie Witter	Focus Fund	$50,001-$100,000
	Growth Fund	$50,001-$100,000

DISCLOSURE OF CURRENT PORTFOLIO HOLDINGS

The Funds have adopted the following policies and procedures relating to disclosure of the Funds’ current portfolios.  The policies and procedures are primarily implemented through related policies and procedures of the Trust and Marsico Capital, including the Trust’s policies and procedures addressing market timing, the Trust’s Code of Ethics, and Marsico Capital’s insider trading policies and procedures.  Taken together, these policies and procedures seek to appropriately address the potential for any material conflicts of interest that might flow from certain types of disclosures of detailed current portfolio holdings information, while allowing disclosure of holdings information when appropriate to the Funds’ operations or generally in the interests of the Funds’ shareholders, and when there are reasonable expectations that disclosure of the current portfolios will not compromise the integrity or performance of the Funds.

These policies and procedures are primarily designed to address disclosures that identify a particular Fund and provide detailed information (including specific numbers of particular securities held by) about that Fund’s current portfolio (“current portfolio(s) of the Fund(s)”).  Information about securities holdings that are not identified as holdings of a particular Fund (such as, without limitation, information about aggregate holdings of multiple clients of the Adviser), or information that identifies a Fund and only one or a small number of holdings of the Fund without providing other detailed information about the current portfolio of the Fund, generally does not expose the Funds to the harm that this policy seeks to avoid in preserving the confidentiality of information about the Funds’ current portfolios of the Funds.

Disclosure of Current Portfolios of the Funds to Shareholders and the Public.  Under these policies and procedures, a schedule of the portfolios of the Funds as they existed at the end of a given calendar month (excluding cash and cash equivalents) is generally posted on the Marsico Funds public website at www.marsicofunds.com approximately 30 days after the end of that month.  Each calendar month’s information generally will remain accessible on that website until the posting of the following month’s schedule of holdings.  You may view a Fund’s schedule of portfolio holdings for the most recently posted month online at www.marsicofunds.com or obtain a copy of the schedule by calling 888-860-8686.  The Funds also file complete schedules of the portfolio holdings of the Funds on Form N-Q (for the first and third quarters of each fiscal year) and in their semi-annual and annual reports (for the second and fourth quarters of each fiscal year).  The Funds’ Forms N-Q and semi-annual and annual reports are available on the SEC’s website at www.sec.gov, or may be reviewed and copied at the SEC’s Public Reference Section in Washington, DC.  Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

The Use of Current Portfolios of the Funds In Connection With Fund Operations.  The Funds or Marsico Capital may disclose information about the current portfolios of the Funds to persons involved in Fund operations and related activities, including persons which, by explicit agreement or by virtue of fiduciary or other duties to the Funds or Marsico Capital, are required to maintain the confidentiality of the information disclosed, or to other persons that the Funds or Marsico Capital reasonably believe will not misuse the disclosed information, or to persons who are legally entitled to receive the information.  These persons include:  The Funds’ Independent Trustees; Marsico Capital and its officers, directors, and employees; compliance, auditing, and other access persons of affiliates of Marsico Capital subject to a code of ethics; the Funds’ auditors; the Funds’ custodian and fund accountant; the Funds’ principal underwriter, transfer agent or administrator; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; proxy voting service providers; financial printers; pricing service vendors to the Funds or Marsico Capital; counsel to the Funds, to Marsico Capital, or to the Independent Trustees; regulatory authorities; and other service providers to the Funds or Marsico Capital.

Other Uses Of Current Portfolios of the Funds.  In addition, the Funds or Marsico Capital may from time to time disclose information about the current portfolios of the Funds to certain parties not directly involved in Fund operations such as, for example, software system vendors that provide general services to Marsico Capital; third parties that calculate information derived from holdings for use by the Funds, Marsico Capital, or its affiliates; and ratings and rankings organizations.  Disclosures of this type are generally reviewed by the Funds’ Chief Compliance Officer or other Fund officers to determine whether, based on the specific facts and circumstances, the disclosure appears unlikely to result in harm to a Fund.  Entities receiving this information generally must have non-disclosure agreements in place, or must have other control mechanisms reasonably designed to ensure that the disclosed information will not be misused (such as contractual, fiduciary, or other legal duties that foster reasonable expectations that the disclosed information will be protected), or must otherwise agree that:  (a) the information will be kept confidential, (b) no employees shall use the information to effect trading for the entity or for employees’ personal benefit, and (c) the nature and type of related information that they, in turn, may disclose to third-parties is reasonably limited.  Certain entities have been approved to receive information about the current portfolios of the Funds as described in this paragraph.  Ongoing operations may at times necessitate that persons not listed below receive information about the current portfolios of the Funds, or that persons listed below may no longer receive such information.

•
Software system vendors, including providers of trade order management systems (ITG Macgregor XIP) and investment advisory accounting systems (Advent Software, Inc.), that may receive lists of securities contained in portfolios managed by Marsico Capital, including current portfolios of the Funds, with or without weightings, in order to provide relevant software services to Marsico Capital;

•
Research services (Bloomberg L.P., and RiskMetrics Group, formerly Institutional Shareholder Services) that may receive lists of securities contained in portfolios managed by Marsico Capital, including current portfolios of the Funds, with or without weightings, in order to provide investment research or investment attribution analysis information to Marsico Capital;

•
Portfolio analysis services (FactSet), which may receive lists of securities contained in portfolios managed by Marsico Capital, including current portfolios of the Funds, with or without weightings, in order to provide statistical reports on portfolio characteristics and investment attribution analysis;

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Ratings and rankings organizations (Morningstar and Lipper), which may receive lists of securities contained in portfolios managed by Marsico Capital, including current portfolios of the Funds, with or without weightings, in order to track performance and portfolio characteristics.

•	A proxy voting administrator (Broadridge Financial Solutions, Inc., formerly ADP).

The Trust and Marsico Capital review the above list from time to time.  The frequency of disclosure varies and may be as frequent as daily, with no lag.

The Funds do not regard information about portfolios of the Funds that is more than six months old as current, and such information is not subject to these policies or procedures.  Neither the Trust nor Marsico Capital knowingly enter into any arrangements in which they would receive compensation or other consideration in exchange for the disclosure of current portfolios of the Funds.

The Board of Trustees of the Trust exercises oversight of disclosure of current portfolios of the Funds by reviewing and approving the related Fund and Marsico Capital policies and procedures discussed above, receiving periodic reports and other information about any material violations of these policies and procedures, and periodically reviewing and ratifying other relevant documents such as the Prospectus and Statement of Additional Information.

SERVICE PROVIDERS

Investment Adviser
Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202

Administrator
UMB Fund Services, Inc., 803 W. Michigan Street, Milwaukee, WI 53233

Distributor
UMB Distribution Services, LLC, 803 W. Michigan Street, Milwaukee, WI  53233

Counsel
Dechert LLP, 1900 K St., NW, Washington, DC 20006

Custodian
State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, CO 80202

Transfer and Dividend Disbursing Agent
UMB Fund Services, Inc., 803 W. Michigan Street, Milwaukee, WI 53233

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